UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Annual Report

April 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 20, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

John Miller, CFA, and Doug White, CFA, manage the All-American Municipal Bond Fund. John, who has 19 years of investment management experience, began managing the Fund in 2010. Doug, who has 29 years of experience, joined John as co-manager of the All-American Municipal Bond Fund in 2011. John also has managed the High Yield Municipal Bond Fund since 2000.

Dan Close, CFA, who joined Nuveen in 2000, and Doug Baker, CFA, who joined Nuveen in 2006, have managed the Inflation Protected Municipal Bond Fund since its inception in March 2011.

Paul Brennan, CFA, manages the Intermediate Duration Municipal Bond Fund and the Limited Term Municipal Bond Fund. Paul has more than 21 years of investment experience.

Effective January 27, 2012, the Nuveen Intermediate Tax Free Fund was merged into the Nuveen Intermediate Duration Municipal Bond Fund.

Effective April 20, 2012, the Nuveen Municipal Bond Fund and the Nuveen Municipal Bond Fund 2 were merged into the Nuveen All-American Municipal Bond Fund.

Effective April 25, 2012, the Nuveen Tax Free Fund was merged into the Nuveen All-American Municipal Bond Fund.

Recently, the portfolio managers examined economic and market conditions, key investment strategies, and the performance of the Funds.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ending April 30, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its April 2012 meeting, the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer term interest rates, support a stronger economic recovery,

Nuveen Investments	5

and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.3% year-over-year as of April 2012, the lowest 12-month rate of change since February 2011, while the core CPI (which excludes food and energy) also increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.1% in April 2012, the lowest level since January 2009, down from 9.0% in April 2011. However, some of this drop can be attributed to an increased number of discouraged workers leaving the labor market, rather than a significant gain in the number of new jobs. The housing market continued to be the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended March 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 2.6%, as housing prices hit their lowest levels since mid- 2002, down approximately 35% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and lower yields. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance was due in part to the continuing impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen more borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates. While this refunding activity did not add to municipal supply, it provided additional technical support for the municipal market.

Over the twelve months ended April 30, 2012, municipal bond issuance nationwide totaled $345 billion, a decrease of 5% compared with issuance during the twelve-month period ended April 30, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

6	Nuveen Investments

How did the Funds perform during the twelve-month reporting period ended April 30, 2012?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year, ten-year and since-inception periods ending April 30, 2012. The tables also compare these returns to each Fund’s benchmark index and their appropriate Lipper classification average.

Nuveen All-American Municipal Bond Fund

During the twelve months ending April 30, 2012, the Nuveen All-American Municipal Bond Fund (Class A Shares at net asset value) outperformed the S&P Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average.

The most important source of outperformance relative to the S&P Municipal Bond Index was the Fund’s favorable duration positioning, meaning its sensitivity to changes in interest rates. During the past year, bonds of all maturity ranges experienced a reduction in rates, while the securities’ prices rose accordingly (a bond’s yield and price move in opposite directions). This was especially true for longer dated issues, where interest rates declined. We maintained a strong emphasis on longer dated municipal bonds and the portfolio was well positioned to benefit from these market conditions.

The Fund was also supported by advantageous credit rating and sector allocation. Compared with the S&P Index, the Fund had a substantially higher weighting in BBB-rated bonds, which represent the lower end of the investment grade bond universe, and more limited exposure to the highest quality bonds, which are those rated AAA and AA. Both allocations added to results, during an environment of low bond yields, investors were increasingly willing to assume some additional credit risk in exchange for extra interest income, which led to a market that favored lower rated bonds and penalized the highest rated issues. The Fund maintained a relatively high allocation to health care bonds. With hospital issues enjoying increased investor demand, we chose to overweight bonds that our credit research indicated were underpriced relative to their quality. The Fund also benefited from other key weightings, which included exposure to sales tax, tobacco securitization and utility bonds. In contrast, the Fund was not well represented in sectors that favored bonds with high credit ratings. Specifically, we had a limited allocation to state and local general obligation debt, bonds backed by the taxing power of a state or municipality.

Although the Fund enjoyed overall solid results, factors which detracted from performance included several of the Fund’s corporate-backed industrial development revenue bonds and a modest underweight of higher education bonds.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund (Class A Shares at net asset value) outpaced the S&P Municipal Yield Index, as well as the Lipper High Yield Municipal Debt Funds Classification Average, by wide margins during the twelve months ending April 30, 2012.

Nuveen Investments	7

Tax-exempt bonds overall benefited from improving credit quality of state and local government issuers, strong demand for municipal securities amid shrinking supply for most of the period and declining interest rates throughout the year. In general, the longer a bond’s duration, meaning the more sensitive it was to falling interest rates, the better it performed during the past year.

The Fund’s exposure to various credit rating categories also contributed positively. Compared with the S&P Index, the portfolio was more aggressively positioned, with a large allocation to non-rated bonds and bonds with BB and B credit ratings. As credit spreads narrowed, meaning that investors were demanding less additional income in exchange for taking on the credit risk of lower rated bonds, the Fund benefited.

Similarly, the Fund’s added exposure to market sectors with lower rated bond issuance was beneficial. The Fund had a substantial allocation in the land-secured sector, also known as the community development district sector. These districts, which are backed by property tax revenues, were viewed by investors as highly questionable in the wake of the collapse in the real estate market. However, land-secured bonds saw very strong performance during the reporting period. The stronger community development districts were among those that survived the troubled real estate market conditions, and their credit spreads narrowed to a greater extent than the rest of the municipal bond market. One of the Fund’s top contributors included the Westchester Community Development District bond issue in Florida, whose price moved significantly higher during the period, nearly reaching its par value by period end while paying an interest rate of more than 6% throughout the period. Other sectors that added to the Fund’s results included transportation bonds, especially lower rated toll road issues, and health care bonds. The Fund benefited from a position in bonds for the E-470 toll road in Denver. Like other toll roads, it was supported by the economic recovery, which has led to increased traffic, higher revenues and, therefore, more investor interest in these securities. The health care sector, meanwhile, enjoyed narrowing credit spreads and our sizeable allocation to this sector was also a positive contribution.

Minor detractors in the portfolio during the past twelve months included several interest rate swaps that were used to reduce the Fund’s duration. These swaps performed as intended, maintaining the Fund’s interest rate sensitivity within a target range close to that of the benchmark. Its negative performance impact was relatively modest.

The Fund also used credit default swaps to manage credit risk. The Fund purchased credit protection on a small set of issuers, which had a mildly positive impact on performance.

Nuveen Inflation Protected Municipal Bond Fund

The Nuveen Inflation Protected Municipal Bond Fund (Class A Shares at net asset value) outpaced both the Barclays Capital 1-10 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average during the twelve months ending April 30, 2012.

The Fund’s performance was influenced by two components: intermediate duration municipal bonds and inflation linked swaps, with the latter intended to hedge the Fund against the negative effects of inflation on the portfolio’s bond prices. The Fund’s

8	Nuveen Investments

municipal bond component was a source of strength during this twelve-month reporting period, as market conditions favored the Fund’s positioning in longer duration and lower rated bonds. The Fund was more heavily represented among bonds on the longer maturity end of the intermediate duration universe, as these securities benefited to a greater extent from declining interest rates. Conversely, the Fund maintained a lower relative weighting in bonds on the short end of the yield curve.

The Fund’s credit quality allocation was overweight in BBB-rated securities. As a group, these lower investment grade rated bonds notably outperformed the Index. At the same time, the portfolio’s substantial underweight in lagging AAA-rated bonds further aided results. Sector allocation also contributed positively to performance. In particular, the Fund benefited from its underweighting in pre-refunded bonds, a sector composed of very high quality, short maturity bonds that trailed the market, as well as an overweight in the health care sector. Despite favorable results overall, the Fund did realize some modest underperformance from corporate-backed industrial development revenue bonds and transportation bonds.

The Fund’s inflation protection component achieved its goal of hedging against inflation risk. However, efficient protection translated into negative returns for this segment of the portfolio. As investors’ expectations for future inflation declined, the Fund’s inflation linked swaps lost value in the first half of the period, although they regained some of that ground in the period’s second half.

Nuveen Intermediate Duration Municipal Bond Fund

The Class A Shares at net asset value of the Nuveen Intermediate Duration Municipal Bond Fund enjoyed good results in absolute terms during the twelve months ending April 30, 2012. However, the Fund’s return lagged the S&P Intermediate Municipal Bond Index and performed comparably to the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s underperformance can be attributed to unfavorable duration positioning, having a slightly shorter average duration than the benchmark and maintaining an elevated position in bonds with very short maturities. Unfortunately, the declining interest rate environment supported bonds further out on the yield curve to a greater extent than these shorter holdings. The Fund owned an allocation to longer dated issues, but not enough to compensate for the negative effects of the Fund’s shorter maturity overweighting.

Credit quality contributed positively to the Fund’s performance. Relying on Nuveen’s credit research capabilities and resources, the Fund was favorably overweighted in bonds with credit ratings of BBB and A, reflecting the lower end of the investment grade universe. Meanwhile, we had an underweighting in the very highest quality bonds, those with AAA credit ratings, which further benefited our results. In an environment of low interest rates, investors sought increased income by taking on more credit risk, which caused lower rated bonds to outperform higher quality securities. The Fund’s sector positioning also contributed positively, with a stake in tobacco securitization bonds and an allocation to the health care sector.

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Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund (Class A Shares at net asset value) enjoyed strong performance relative to the unmanaged S&P Short-Intermediate Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average during the twelve months ending April 30, 2012.

The Fund’s performance was driven by favorable credit quality positioning. Compared with the S&P Index, this translated into reduced exposure to those bonds with AAA credit ratings and an increased allocation to BBB-rated and A-rated bonds. Lower rated bonds outperformed their higher quality counterparts throughout the year, with a significant portion of the portfolio invested in BBB-rated and A-rated debt, the lower end of the investment grade universe. The Fund was well positioned as investors were willing to take on additional credit risk in exchange for higher yields and increased income in a very low interest rate environment.

The Fund was supported by its exposure to tobacco securitization and health care bonds, two sectors where yields declined while prices rose more sharply than in other sectors. The Fund’s results were tempered, however, by exposure to pre-refunded bonds, which, because of their very short average lives and high degree of credit quality, lagged other parts of the market.

What strategies did you use to manage the Funds during the twelve-month period ended April 30, 2012?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen. Our municipal bond portfolios are managed with a value oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

Given a healthy amount of new investment inflows into the Fund during the reporting period, we actively added new bonds on an opportunistic basis. Our recent purchases did not result in dramatic shifts in the Fund’s sector or credit quality allocations, as we found investment opportunities across most of the municipal bond marketplace.

We did add to the Fund’s exposure of bonds with maturities of 20 years and longer, while the portfolio saw a slight reduction in bonds with maturities of eight to twelve years. We continued to see good value potential in bonds with longer maturities, even after their strong rally, fueled by declining interest rates. Intermediate maturity issues saw a steeper decline in yields than longer dated issues, and we found the best value in the 20 to 30 year range of the curve. By the same token, the robust performance of intermediate duration bonds encouraged us to modestly reduce our exposure to this area.

When making new purchases, the common thread was an emphasis on essential service revenue bonds, which are issued by entities whose product or service tends to be essential to the community in which they serve, for example, a sole provider of electricity, water or health care services. These types of bonds have done especially well in recent

10	Nuveen Investments

years amid increased scrutiny of the credit quality of issuers. As we mentioned, we primarily used investment inflows to fund our purchases and did not make significant sales during the reporting period. With bond supply increasing over much of the past twelve months, the period was an opportune time to have a healthy amount of new assets to invest.

Nuveen High Yield Municipal Bond Fund

The majority of new investments came from the secondary municipal bond market, as opposed to the primary market where the supply of new issues was much more limited. The secondary market offered exceptional value for investors able to conduct thorough and timely credit research. During the reporting period, many institutional investors needed to quickly sell positions that they were no longer permitted to own, because of a bond insurer’s credit rating downgrade. We sought to purchase securities priced too low relative to their underlying financial strength. This quick sale situation in the secondary market created some attractive opportunities for us to invest in creditworthy non-rated bonds at unusually good prices. We purchased securities issued by Jefferson County, Alabama, in the secondary market. Although the county was struggling financially, we noted that certain bonds did not appear to have a high probability of bankruptcy, and yet they were being priced far lower than we believed was deserved. Elsewhere, we found promising toll road and health care bonds. In toll roads, we added a position for the E-470 toll road in Denver, while in health care we added positions in St. Peter’s University (NJ) Healthcare System and in Community Memorial (San Buenaventura, California).

Purchases were primarily funded by new investment inflows, although we did occasionally sell bonds if their performance was not meeting expectations or when they had appreciated in price to the point that they no longer appeared to offer strong value compared to other securities available in the market.

Nuveen Inflation Protected Municipal Bond Fund

The major factor driving our portfolio management activity was significant growth in the Fund’s assets. Investment flows into the Fund were very strong throughout the reporting period, especially given the year old Fund’s relatively small size. As a result, our focus was to keep the Fund’s assets fully invested and to take advantage of attractive opportunities throughout the municipal bond market.

With only modest changes, we were successful in maintaining the Fund’s credit quality, interest rate sensitivity and regional diversification over the course of the reporting period. The Fund had a minor increase in BBB-rated securities and a slight decrease in the market’s highest quality securities, as we were able to find what we believed were better values among lower rated bonds. These BBB-rated securities provided higher levels of income at attractive prices relative to their manageable credit risk.

The Fund’s sector allocation remained consistent. We favored making new purchases of longer dated intermediate bonds, because we tended to identify better value further out on the yield curve. We also sought to keep the Fund diversified by state, maintaining the largest portfolio exposure to Illinois, Ohio and California bonds. With abundant investment inflows, we had little need to sell securities to fund our recent purchases.

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As the Fund grew in size, we added additional inflation linked swap positions to the portfolio several times during the period and we monitored the Fund on a daily basis to ensure appropriate inflation protection for the steadily growing portfolio.

Nuveen Intermediate Duration Municipal Bond Fund

Investment activity in the portfolio revolved around bonds with maturities ranging from eight to 20 years, as we sought to both maintain the Fund’s average duration within its intermediate range and take advantage of the good opportunities among longer bonds in the marketplace. Because the Fund’s duration was on the shorter end of our target range and we did not want to see the portfolio’s interest rate sensitivity decline any further, these longer bond purchases supported our efforts to position the Fund’s duration strategically in a declining rate environment.

Elsewhere, the majority of our investment activity was opportunistic rather than strategic. In other words, new purchases tended to focus on bonds that we found most attractive at those times when we had funds available to invest, as opposed to seeking to make specific structural changes to the portfolio, which in our view were unnecessary.

New acquisitions during the period included several larger bond issues from the states of Illinois and Louisiana that were available at relatively low prices, given their manageable credit risk, in light of the apparent improvements both states have made to address their financial problems. In addition, we recently established a meaningful position in Minnesota tobacco bonds. To fund our purchases, we predominantly used the proceeds of investment inflows, in addition to selling some of the Fund’s shorter duration bonds.

Nuveen Limited Term Municipal Bond Fund

The Fund’s average maturity remained constant, as most of our new purchases consisted of bonds in the five- to twelve-year range. Working within the Fund’s investment mandate, we saw the greatest return potential relative to interest rate risk in this part of the yield curve, especially when compared to the market’s shortest maturities.

Most of our new bond purchases continued our investment trends from previous years. We looked for financially solid borrowers issuing bonds to fund high quality essential service projects, most often, general obligation (GO) and tax supported bonds that provide vital services to the communities they serve. For example, water/sewer bonds, which are an essential service and usually function as a community’s sole provider, can be very resilient in difficult economic times such as those we have been facing in recent years.

The Fund had an increase in its exposure to tax-backed state GO debt during the period, with several significant new purchases in Louisiana and Illinois. Both states continued to face major financial challenges, but, in our view, their state governments made progress in addressing these shortcomings and their bonds appeared to be priced low, even when taking into account their credit risk.

We focused on purchasing bonds with credit ratings of A and AA. In our limited maturity investment universe, we found better opportunities in this part of the market than among lower rated bonds, whose supply was more constrained. To fund new purchases, we

12	Nuveen Investments

applied the income from very strong investment inflows throughout the year, in addition to the proceeds of bonds being called or maturing from the portfolio.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of substantial leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long-term bond investments and the lower rates paid on its leveraging instruments.

Risk Considerations

Nuveen All-American Municipal Bond Fund/Nuveen Intermediate Duration Municipal Bond Fund/Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

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Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments such as CPI swaps may involve a high degree of financial risk, including the risk that the loss may be greater than the principal amount invested. There can be no assurance that the Fund’s inflation-hedging strategy will be successful or perform as expected.

Dividend Information

All share classes of the Nuveen All-American Municipal Bond Fund experienced a cut to their monthly dividend in February 2012, while the Fund’s Class I Shares also saw a dividend increase in November 2011. The dividend of the Class B Shares of the Nuveen High Yield Municipal Bond Fund was reduced in November 2011, while the dividend of the Fund’s Class C Shares was cut in February 2012. Also in February 2012, the Class C Shares of the Nuveen Inflation Protected Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund saw additional dividend reductions. There were no other dividend reductions to any other Fund share classes during the twelve months ending April 30, 2012.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to

14	Nuveen Investments

shareholders. As of April 30, 2012, all the Funds in this report had positive balances for tax purposes. As of April 30, 2012, the Nuveen Limited Term Municipal Bond Fund had a negative UNII balance and the Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund and Nuveen Intermediate Duration Municipal Bond Fund had positive UNII balances for financial reporting purposes.

Nuveen Investments	15

[THIS PAGE INTENTIONALLY LEFT BLANK]

16	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following ten pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	16.68%	5.94%	5.48%
Class A Shares at maximum Offering Price	11.76%	5.03%	5.04%
Standard & Poor’s (S&P) Municipal Bond Index*	11.89%	5.26%	5.42%
Lipper General Municipal Debt Funds Classification Average*	12.90%	4.39%	4.51%

Class B Shares w/o CDSC	15.70%	5.14%	4.86%
Class B Shares w/CDSC	11.70%	4.98%	4.86%
Class C Shares	16.14%	5.37%	4.91%
Class I Shares	16.71%	6.12%	5.67%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	17.11%	5.71%	5.48%
Class A Shares at maximum Offering Price	12.22%	4.80%	5.03%
Class B Shares w/o CDSC	16.22%	4.91%	4.85%
Class B Shares w/CDSC	12.22%	4.74%	4.85%
Class C Shares	16.46%	5.12%	4.91%
Class I Shares	17.25%	5.90%	5.69%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.78%
Class B Shares	1.53%
Class C Shares	1.33%
Class I Shares	0.58%

Effective Leverage Ratio as of April 30, 2012

Effective Leverage Ratio	5.05%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2012

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	21.93%	0.06%	4.29%
Class A Shares at maximum Offering Price	16.83%	-0.79%	3.85%
Standard & Poor’s (S&P) Municipal Yield Index*	18.29%	3.50%	6.02%
Lipper High Yield Municipal Debt Funds Classification Average*	16.39%	2.53%	4.54%

Class B Shares w/o CDSC	21.07%	-0.68%	3.66%
Class B Shares w/CDSC	17.07%	-0.83%	3.66%
Class C Shares	21.31%	-0.49%	3.72%
Class I Shares	22.17%	0.25%	4.49%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	21.99%	-0.25%	4.22%
Class A Shares at maximum Offering Price	16.83%	-1.10%	3.77%
Class B Shares w/o CDSC	21.04%	-1.00%	3.59%
Class B Shares w/CDSC	17.04%	-1.14%	3.59%
Class C Shares	21.21%	-0.80%	3.64%
Class I Shares	22.16%	-0.07%	4.41%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class B Shares	1.61%
Class C Shares	1.41%
Class I Shares	0.66%

Effective Leverage Ratio as of April 30, 2012

Effective Leverage Ratio	20.34%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2012

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	9.74%	12.03%
Class A Shares at maximum Offering Price	6.45%	9.10%
Barclays 1-10 Year Municipal Bond Index**	7.09%	7.21%
Lipper Intermediate Municipal Debt Funds Classification Average**	8.71%	8.82%

Class C Shares	9.07%	11.41%
Class I Shares	9.82%	12.21%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	10.93%	11.88%
Class A Shares at maximum Offering Price	7.60%	8.73%
Class C Shares	10.38%	11.25%
Class I Shares	11.22%	12.15%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.87%	0.78%
Class C Shares	5.44%	1.33%
Class I Shares	4.69%	0.58%

The investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of April 30, 2012

Effective Leverage Ratio	—%

*	Since inception returns are from 3/08/11.
**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2012

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.68%	4.59%	4.36%
Class A Shares at maximum Offering Price	5.46%	3.95%	4.04%
Standard & Poor’s (S&P) Intermediate Municipal Bond Index*	9.09%	6.03%	5.42%
Lipper Intermediate Municipal Debt Funds Classification Average*	8.71%	4.64%	4.21%

Class B Shares w/o CDSC	7.75%	3.78%	3.76%
Class B Shares w/CDSC	3.75%	3.60%	3.76%
Class C Shares	7.96%	3.99%	3.79%
Class I Shares	8.87%	4.78%	4.57%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.86%	4.41%	4.39%
Class A Shares at maximum Offering Price	5.60%	3.77%	4.07%
Class B Shares w/o CDSC	8.04%	3.64%	3.76%
Class B Shares w/CDSC	4.04%	3.47%	3.76%
Class C Shares	8.25%	3.85%	3.82%
Class I Shares	9.05%	4.62%	4.59%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.74%
Class B Shares	1.49%
Class C Shares	1.29%
Class I Shares	0.54%

Effective Leverage Ratio as of April 30, 2012

Effective Leverage Ratio	2.29%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2012

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.88%	4.32%	3.80%
Class A Shares at maximum Offering Price	3.22%	3.79%	3.54%
Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index*	5.43%	5.03%	4.34%
Lipper Short-Intermediate Municipal Debt Funds Classification Average*	5.14%	3.83%	3.67%

Class C Shares	5.45%	3.94%	3.44%
Class I Shares	6.00%	4.51%	4.00%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.30%	4.22%	3.89%
Class A Shares at maximum Offering Price	3.60%	3.70%	3.63%
Class C Shares	5.97%	3.87%	3.53%
Class I Shares	6.51%	4.44%	4.10%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.68%
Class C Shares	1.03%
Class I Shares	0.48%

Effective Leverage Ratio as of April 30, 2012

Effective Leverage Ratio	0.38%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of April 30, 2012

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Yields as of April 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.50%	3.35%	4.65%
Class B Shares	4.01%	2.55%	3.54%
Class C Shares	4.17%	3.09%	4.29%
Class I Shares	4.89%	3.21%	4.46%

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	6.18%	5.71%	7.93%
Class B Shares	5.75%	5.18%	7.19%
Class C Shares	5.94%	5.41%	7.51%
Class I Shares	6.64%	6.16%	8.56%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.01%	2.04%	2.83%
Class C Shares	2.56%	1.53%	2.13%
Class I Shares	3.27%	2.25%	3.13%

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.52%	1.74%	2.42%
Class B Shares	2.91%	1.04%	1.44%
Class C Shares	3.11%	1.25%	1.74%
Class I Shares	3.82%	1.99%	2.76%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

28	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.45%	1.15%	1.60%
Class C Shares	2.15%	0.83%	1.15%
Class I Shares	2.70%	1.38%	1.92%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	29

Holding Summaries as of April 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Tax Obligation/Limited	19.3%
Health Care	17.3%
Transportation	12.7%
Tax Obligation/General	10.6%
Education and Civic Organizations	9.0%
Utilities	8.9%
U.S. Guaranteed	5.9%
Water and Sewer	4.4%
Other	11.9%

Portfolio Composition[3]
Tax Obligation/Limited	27.7%
Health Care	17.5%
Education and Civic Organizations	10.8%
Transportation	10.7%
Consumer Discretionary	5.5%
Long-Term Care	5.0%
Utilities	5.0%
Consumer Staples	4.4%
Other	13.4%

States/U.S. Territories[1]
California	12.7%
Texas	10.0%
Illinois	9.2%
Florida	7.3%
New York	4.3%
Pennsylvania	4.1%
Indiana	3.4%
Washington	3.2%
Michigan	3.0%
Colorado	2.9%
Arizona	2.9%
Georgia	2.9%
Ohio	2.6%
Wisconsin	2.5%
Puerto Rico	2.4%
New Jersey	2.1%
Louisiana	1.8%
Missouri	1.6%
Kansas	1.6%
Other	19.5%

States/U.S. Territories[2]
California	18.6%
Florida	12.3%
Illinois	8.3%
Colorado	6.8%
Texas	6.6%
Arizona	4.0%
New York	3.7%
Michigan	3.1%
New Jersey	3.0%
Pennsylvania	2.9%
Indiana	2.4%
Alabama	2.3%
Ohio	2.0%
Tennessee	1.7%
Virginia	1.7%
Maryland	1.7%
Other	18.9%

1	As a percentage of total investments as of April 30, 2012. Holdings are subject to change.

2	As a percentage of total municipal bonds as of April 30, 2012. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2012. Holdings are subject to change.

30	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality1

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Utilities	21.8%
Tax Obligation/Limited	20.9%
Health Care	18.0%
Transportation	13.9%
Water and Sewer	10.5%
Tax Obligation/General	6.1%
Other	8.8%

Portfolio Composition[2]
Tax Obligation/Limited	24.7%
Tax Obligation/General	19.1%
Health Care	14.7%
U.S. Guaranteed	9.4%
Utilities	9.1%
Transportation	6.5%
Consumer Staples	5.4%
Other	11.1%

States/U.S. Territories[1]
Ohio	12.0%
California	7.1%
Illinois	6.0%
Georgia	6.0%
Michigan	4.5%
Kansas	4.2%
Texas	4.2%
New York	4.0%
Kentucky	3.9%
New Jersey	3.6%
Virginia	3.6%
North Dakota	3.4%
Colorado	3.4%
Pennsylvania	3.3%
North Carolina	3.2%
South Carolina	2.9%
Washington	2.6%
Nebraska	2.2%
Other	19.9%

States/U.S. Territories[2]
Texas	9.8%
Illinois	9.5%
California	8.3%
New York	6.9%
Florida	5.6%
Massachusetts	4.7%
New Jersey	4.6%
Michigan	3.9%
Arizona	3.1%
Colorado	3.0%
Louisiana	2.9%
Missouri	2.8%
Wisconsin	2.8%
Ohio	2.7%
Washington	2.6%
Tennessee	2.4%
Minnesota	2.2%
Pennsylvania	2.1%
North Carolina	2.0%
Other	18.1%

1	As a percentage of total investments (excluding investments in derivatives) as of April 30, 2012. Holdings are subject to change.

2	As a percentage of total investments as of April 30, 2012. Holdings are subject to change.

Nuveen Investments	31

Holding Summaries as of April 30, 2012 (continued)

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	23.8%
Tax Obligation/Limited	23.2%
Health Care	9.7%
Utilities	9.5%
Education and Civic Organizations	8.5%
U.S. Guaranteed	7.2%
Water and Sewer	6.1%
Consumer Staples	4.9%
Other	7.1%

States/U.S. Territories[1]
Illinois	8.2%
New York	8.1%
Texas	7.1%
California	6.1%
Florida	5.6%
New Jersey	5.6%
Arizona	5.4%
Pennsylvania	5.1%
Georgia	3.3%
Ohio	3.1%
Michigan	3.0%
Indiana	3.0%
Massachusetts	3.0%
Wisconsin	2.6%
Maryland	2.5%
Minnesota	2.4%
Tennessee	1.9%
Missouri	1.8%
Washington	1.6%
Colorado	1.6%
Other	19.0%

1	As a percentage of total investments as of April 30, 2012. Holdings are subject to change.

32	Nuveen Investments

Expense Examples

As a shareholder of one or more the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,081.00	$1,076.10	$1,079.10	$1,080.80	$1,021.08	$1,017.35	$1,018.35	$1,022.33
Expenses Incurred During Period	$3.93	$7.79	$6.77	$2.64	$3.82	$7.57	$6.57	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .76%, 1.51%, 1.31% and .51% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,116.90	$1,113.70	$1,114.10	$1,118.00	$1,020.84	$1,017.06	$1,018.10	$1,021.83
Expenses Incurred During Period	$4.26	$8.25	$7.15	$3.21	$4.07	$7.87	$6.82	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.57%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Inflation Protected Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,070.30	$1,066.60	$1,070.20	$1,021.03	$1,018.35	$1,022.03
Expenses Incurred During Period	$3.96	$6.73	$2.93	$3.87	$6.57	$2.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.31% and .57% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (continued)

Nuveen Intermediate Duration Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,045.40	$1,041.60	$1,042.60	$1,046.30	$1,021.33	$1,017.60	$1,018.65	$1,022.33
Expenses Incurred During Period	$3.61	$7.41	$6.35	$2.59	$3.57	$7.32	$6.27	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, 1.25% and .51% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/12)	$1,029.30	$1,026.70	$1,029.30	$1,021.63	$1,019.89	$1,022.63
Expenses Incurred During Period	$3.28	$5.04	$2.27	$3.27	$5.02	$2.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.00% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

34	Nuveen Investments

Shareholder Meeting Report

A special meeting of shareholders for Nuveen Intermediate Tax Free Fund was held in the offices of Nuveen Investments on January 20, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

A special meeting of shareholders for Nuveen Municipal Bond Fund, Nuveen Municipal Bond Fund 2 and Nuveen Tax Free Fund was held in the offices of Nuveen Investments on April 13, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

	Municipal Bond Fund	Municipal Bond Fund 2	Tax Free Fund	Intermediate Tax Free Fund
To approve an Agreement and Plan of Reorganization
For	33,941,160	7,861,497	37,620,768	62,055,778
Against	1,131,683	302,154	33,640	88,343
Abstain	1,645,034	340,643	77,239	97,956
Total	36,717,877	8,504,294	37,731,647	62,242,077

Nuveen Investments	35

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereinafter referred to as the “Funds”) at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 27, 2012

36	Nuveen Investments

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.3%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$6,142,744

350	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+	(4)	383,747

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,815,918

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	B		998,520
5,165	5.250%, 1/01/15	1/14 at 100.00	B		5,156,220
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA–		987,050
1,000	5.500%, 1/01/22	1/14 at 100.00	B		997,690

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	A–	(4)	2,463,720

1,565	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3	(4)	1,660,027

435	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	1/13 at 100.00	Aa3		445,636

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	BBB		9,417,110
33,685	Total Alabama				31,468,382
	Alaska – 0.3%

5,000	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/27 (Alternative Minimum Tax)	10/20 at 100.00	Aa3		5,398,800

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	BB–		1,718,140
7,000	Total Alaska				7,116,940
	Arizona – 2.8%

4,550	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–		4,587,947

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 – AMBAC Insured	9/15 at 100.00	A		147,237

2,900	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	AAA		3,220,740

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+		566,985

200	Arizona State University Nanotechnology LLC Lease Revenue Refunding Bonds, Arizona State University Project, Series 2006, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA–		215,506

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	A		278,273

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3		7,519,083

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA		569,865

595	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–		640,994

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	A1		804,975

Nuveen Investments	37

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–		$775,223

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A+		527,925

	Maricopa County Industrial Development Authority, Arizona, Senior Living Healthcare Revenue Bonds, GNMA Collateralized Mortgage Loan Immanuel Campus of Care Project, Series 2006A:
750	4.850%, 8/20/26	2/16 at 100.00	Aaa		788,453
500	5.000%, 8/20/35	2/16 at 100.00	Aaa		516,120

225	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R	(4)	273,312

750	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/36	6/21 at 100.00	A+		810,495

310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+		352,913

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA		513,221

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+		4,338,560

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BBB		1,036,920

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
1,500	0.000%, 7/01/31 – FGIC Insured	No Opt. Call	AA		1,629,060
6,000	0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		6,357,060

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–		811,742

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2		789,407

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2	(4)	326,473

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A		3,993,916

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	A		1,078,420

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/13 at 100.00	A3		301,371

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A–		1,638,840
1,000	5.250%, 12/01/28	No Opt. Call	A–		1,052,520
7,000	5.000%, 12/01/37	No Opt. Call	A–		7,111,650

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A–		1,079,340

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA		522,850

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA		5,063,121

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,390	6.000%, 12/01/27	12/21 at 100.00	N/R		2,501,541
430	6.000%, 12/01/32	12/21 at 100.00	N/R		439,082
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R		1,131,053

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$806	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13	No Opt. Call	N/R		$845,631

250	Tucson, Arizona, General Obligation Refunding Bonds, Series 1998, 5.500%, 7/01/18	No Opt. Call	Aa2		309,043

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+		460,458

185	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+		198,908

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+		1,112,010

962	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		873,919

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A:
375	5.250%, 8/01/21 – RAAI Insured	8/13 at 100.00	BBB+		379,620
100	6.000%, 8/01/33	8/13 at 100.00	BBB+		101,500

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB		410,172

365	Yuma, Arizona, Improvement District 68 Improvement Bonds, Series 2006, 4.700%, 1/01/21	1/17 at 101.00	A+		382,089
64,708	Total Arizona				69,385,543
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB		547,450
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB		1,101,760

500	Conway Health Facilities Board, Arkansas, Hospital Revenue Bond, Conway Regional Medical Center, Improvement Series 2012, 4.100%, 8/01/27	8/22 at 100.00	BBB+		493,220

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2		2,168,480
4,000	Total Arkansas				4,310,910
	California – 12.4%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+		1,600,824

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,935,520

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 16.855%, 4/01/34 (IF)	4/18 at 100.00	AA		1,323,600

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
10	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,204
55	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1	(4)	61,590

935	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA		1,024,573

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA		2,396,020

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		1,039,510

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3		1,012,474

Nuveen Investments	39

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	$1,049,710

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,425,548

2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	2,121,300

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,717,049

3,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,735,745

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	15,657,970

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	7/12 at 100.00	A2	5,004,500

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A2	1,159,150

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,112,760

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,476,823

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,760,820

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	1,012,816

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	A1	8,951,804

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	1,556,940

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,843,732

845	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A+	927,379

2,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,993,600

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	BBB	836,344
5,300	5.250%, 7/01/35	7/15 at 100.00	BBB	5,371,338
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,998,380

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,075,420

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,173,732

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,173,732

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.960%, 11/15/46 (IF)	11/16 at 100.00	AA–	811,890

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	536,405

1,000	Chino, California, Special Tax Bonds, Community Facilities District 2009-1, Watson Commerce Center, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	1,032,830

5,725	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,016,202

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.962%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–		$1,916,145

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+		471,852

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R		1,413,100

510	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R		545,792

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		1,398,961

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		6,074,100
1,300	5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA–		1,317,550

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,710	4.500%, 6/01/27	6/17 at 100.00	BB–		5,743,693
3,480	5.000%, 6/01/33	6/17 at 100.00	BB–		2,747,495
8,740	5.750%, 6/01/47	6/17 at 100.00	BB–		7,202,110

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,507,112

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–		1,058,970

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2		1,274,328

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB		1,707,945

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA–		6,440,340

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	AA–		5,506,445

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA		1,110,170

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–		575,845

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+		3,124,830

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA		1,118,700

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA		563,230

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+		1,131,830

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
2,700	7.000%, 11/01/34	No Opt. Call	A		3,450,627
2,500	6.500%, 11/01/39	No Opt. Call	A		3,061,175

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	8/12 at 100.00	BBB	(4)	16,344,350

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		10,624,700

Nuveen Investments	41

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	Oxnard, California, Financing Authority, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	$2,065,080

1,385	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	4/13 at 102.00	BB	1,412,035

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,744,402

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,322,620

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,853,623

3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,428,722

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	1,080,300

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,094,361

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA–	8,376,300

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,274,880

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,031,500

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,797,300

2,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A–	2,107,900

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	891,052

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB	996,550

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+	10,530,500

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,714,465

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	1,556,295

6,880	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Refunding Second Series 2012A, 5.000%, 5/01/29 (Alternative Minimum Tax)	5/22 at 100.00	A+	7,552,658

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,239,760

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	761,174

2,105	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	Aa2	2,129,650

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
$8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	BBB	$3,976,357
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB	15,165,360

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	7,384,776

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA	3,785,478

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA	5,086,200

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	504,579

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,231,179

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,714,720

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	584,950

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	442,459
500	5.000%, 9/01/35	9/18 at 102.00	A	512,120

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA–	992,404

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA–	217,218

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	955,590

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	3,610,350

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,046,020

5,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	Aa3	5,243,100

485	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/12 at 100.00	N/R	486,198

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	1,606,695

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	1,300,525
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	638,179
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA–	1,225,758
352,895	Total California			305,041,971
	Colorado – 2.9%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	760,670

Nuveen Investments	43

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
$750	4.800%, 12/01/17	No Opt. Call	N/R	$681,135
1,065	5.000%, 12/01/26	12/17 at 100.00	N/R	779,474

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,287,442
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,181,901

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	1,897,776

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	A	1,038,233

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	A	2,566,225

975	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	956,777

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,608,990

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,295	5.625%, 6/01/22 (WI/DD, Settling 5/03/12)	No Opt. Call	N/R	1,277,997
1,370	7.000%, 6/01/42 (WI/DD, Settling 5/03/12)	6/22 at 100.00	N/R	1,368,178
1,375	7.125%, 6/01/47 (WI/DD, Settling 5/03/12)	6/22 at 100.00	N/R	1,370,999

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB–	1,200,595

3,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA	3,422,850

3,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA–	3,321,240

1,150	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series2002B, 6.125%, 12/01/33	12/12 at 101.00	BBB+	1,172,816

2,500	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2002, 5.900%, 10/01/27	10/12 at 100.00	A–	2,519,175

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	2,027,560

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,652,517

1,425	Colorado Health Facilities Authority, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 5.000%, 1/01/25	1/22 at 100.00	BBB	1,504,886

100	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA–	108,047

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	1,810,676

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	522,709
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	353,608

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,117,373

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$790	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R		$756,409

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+		2,036,037

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB		5,045,400

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa		1,104,855

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R		2,264,048

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R		802,427

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–		2,319,111

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		685,139

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,515	6.250%, 11/15/28	No Opt. Call	A		1,809,440
2,925	6.500%, 11/15/38	No Opt. Call	A		3,630,656

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	5.250%, 7/15/24	7/20 at 100.00	Baa3		1,097,740
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3		4,679,729

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R		838,692

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2		22,066

1,370	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	BBB	(4)	1,558,197

1,175	Willow Trace Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2006A, 4.450%, 12/01/35 – CIFG Insured	12/15 at 100.00	AA–		1,180,570
77,055	Total Colorado				70,340,365
	Connecticut – 0.5%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/12 at 100.00	A–		5,154,897

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB		1,097,480

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.585%, 7/01/15 (IF) (5)	No Opt. Call	AAA		1,480,080

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		2,357,475

957	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R		1,072,223

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R		1,872,414
11,997	Total Connecticut				13,034,569

Nuveen Investments	45

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Delaware – 0.5%

$1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	$1,035,200

2,500	Delaware Economic Development Authority, Revenue Bonds, Delaware State University Project, Series 2012, 5.000%, 10/01/36	10/22 at 100.00	A+	2,757,200

5,000	Delaware Transportation Authority, Senior Lien Transportation System Revenue Bonds, Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	6,235,250

2,005	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	5/12 at 100.00	N/R	2,005,662
10,505	Total Delaware			12,033,312
	District of Columbia – 0.2%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A+	4,634,888

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	968,510
5,365	Total District of Columbia			5,603,398
	Florida – 7.1%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,304,813

530	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	436,725

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	511,305
750	5.000%, 4/01/36	4/16 at 100.00	A–	765,068

855	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,000,504

3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	A+	3,014,700

8,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	8,645,280

1,055	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	978,766

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,125,071

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,118,150

1,410	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,484,462

1,355	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,366,450

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15 (6)	No Opt. Call	N/R	888,100

1,385	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	1,483,432

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,537,040

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A1	1,354,026
1,000	5.000%, 12/01/31	12/22 at 100.00	A1	1,114,370

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,400	5.000%, 12/01/32	12/22 at 100.00	A1	$1,549,772
3,000	5.000%, 12/01/37	12/22 at 100.00	A1	3,263,490

3,385	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	10/12 at 100.00	AA+	3,392,853

735	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	N/R	735,728

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/12 at 100.00	N/R	1,000,360

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	8/12 at 100.00	AA+	3,934,166

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	3,513,264

840	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	895,054

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	Aaa	389,786

10,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	12,201,900

600	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa	664,368

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–	2,340,945
375	5.000%, 6/01/38	6/16 at 100.00	A–	378,915

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB	2,310,894

2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3	2,033,680

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	1,055,129

965	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	1,006,456

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	1,062,711

1,175	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,191,356

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB+	957,660

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,666,752

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3	2,517,291

705	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	736,951

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/12 at 100.00	BB+	1,003,610

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	7/12 at 101.00	AA–	6,033,880

Nuveen Investments	47

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	10/12 at 100.00	Aa3		$3,809,181

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
2,500	5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		2,535,025
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		3,536,085
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		6,398,006

7,020	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A2		7,130,705

1,540	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2		1,716,253

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA–		2,158,900

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2		10,828,400

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA–		1,128,317

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R		936,890

3,445	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R		3,402,316

1,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	1,289,350

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27 (WI/DD, Settling 5/15/12)	6/21 at 100.00	A–		535,579
450	5.000%, 6/01/32 (WI/DD, Settling 5/15/12)	6/21 at 100.00	A–		451,449
250	5.000%, 6/01/36 (WI/DD, Settling 5/15/12)	6/21 at 100.00	A–		243,668
750	5.125%, 6/01/42 (WI/DD, Settling 5/15/12)	6/21 at 100.00	A–		746,543

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	329,028
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	306,721

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/12 at 100.00	N/R	(4)	182,694

1,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA+		1,025,430

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1		553,505

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	6/12 at 101.00	BBB–		20,082
1,000	5.625%, 12/01/31	6/12 at 101.00	BBB–		1,001,570

2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–		1,907,060

630	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/12 at 100.00	A–		630,315

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
$720	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	$721,123
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	2,507,330

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	2,840,765

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+	1,429,875

1,000	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A1	1,016,190

1,920	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,920,518

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	2,040,000

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	684,684

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB	2,871,866

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	A–	1,174,194
1,565	5.625%, 8/01/34	8/14 at 101.00	A–	1,591,073

965	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	993,699

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	579,646

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,112,510

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	3,083,050

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	6/12 at 100.00	Baa1	2,097,786

3,125	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,634,031

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
970	5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	416,101
1,500	6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	640,680

615	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	618,567

2,000	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/13 at 101.00	BBB	1,977,260

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	451,419

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
560	6.000%, 5/01/23	5/13 at 101.00	N/R	558,130
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,657,488
168,850	Total Florida			174,386,290
	Georgia – 2.8%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	2,176,980

Nuveen Investments	49

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$745	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	$838,222

1,905	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,081,765

385	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	410,275

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	523,190

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	496,916

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	7,832,580

1,000	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	971,080

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,315,526

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	4,417,320

1,345	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Certificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	7/12 at 100.00	N/R	1,345,377

3,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,338,115

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,257,700

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,336,375
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	2,678,941
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,496,657

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A:
1,500	6.125%, 2/15/26	2/14 at 101.00	N/R	1,500,585
4,080	6.125%, 2/15/34	2/14 at 101.00	N/R	3,909,374

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,277,210

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA–	1,125,140

1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006A, 5.500%, 9/15/28	No Opt. Call	A	1,113,170

850	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	Aa3	958,962

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3	2,353,455

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,686,942

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,031,690

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 - AGC Insured	6/19 at 100.00	AA–	$1,064,290

5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA–	5,751,130
64,680	Total Georgia			69,288,967
	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,122,989

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	2,121,600

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	883,177
3,900	Total Guam			4,127,766
	Hawaii – 0.2%

2,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Kahala Nui Project, Series 2003A, 8.000%, 11/15/33	11/13 at 102.00	N/R	2,087,880

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,175,030
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,471,438
4,250	Total Hawaii			4,734,348
	Idaho – 0.3%

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23	12/18 at 100.00	AA	1,194,540
760	6.250%, 12/01/33	12/18 at 100.00	AA	896,891

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,142,110
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,213,078

685	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	AAA	736,087

	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
900	4.600%, 9/01/28	9/22 at 100.00	Baa1	904,140
595	5.000%, 9/01/32	9/22 at 100.00	Baa1	619,591
6,005	Total Idaho			6,706,437
	Illinois – 9.0%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	2,157,560

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	7/12 at 100.00	BBB+	1,001,480

979	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	955,240

3,335	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 5.950%, 6/15/23	6/23 at 100.00	N/R	3,342,904

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	BBB	1,647,460
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	BBB	1,854,577

Nuveen Investments	51

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	AA–	$2,322,660

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.170%, 6/01/14 (IF)	No Opt. Call	AAA	4,608,803

2,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,221,760

5,575	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, 5.950%, 6/01/39 (Alternative Minimum Tax)	6/17 at 104.00	Aaa	6,038,338

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	2,025,840

1,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/12 at 100.00	A	1,002,920

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	8,023,040

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	3,122,566

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	7/12 at 100.00	A1	3,009,270

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	6/12 at 100.00	BBB	311,101

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

1,000	0.000%, 2/01/35	2/21 at 38.17	AA	255,770
750	0.000%, 2/01/36	2/21 at 35.47	AA	178,148

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,856,650

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB	2,169,640

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,614,200

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	7/12 at 100.00	BBB	5,002,000

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,386,303

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	BBB–	933,228
2,000	6.125%, 5/15/27	5/20 at 100.00	BBB–	2,174,320

1,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	1,479,045

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,081,710

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	521,650

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/12 at 100.00	N/R	1,000,420

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,308,932

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,053,480

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	$4,118,960

1,925	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 6.000%, 5/15/37	5/16 at 100.000	N/R	1,542,522

1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	8/15 at 105.00	A+	1,315,625

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,316,720

2,580	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,900,668

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	538,590

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,574,505

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,675,170

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A2	4,646,147

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,265	6.625%, 11/01/39	5/19 at 100.00	A2	1,553,053
1,665	6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A2	2,044,137

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	6,430,828

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	9,973,260

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	1,018,074

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,411,280

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,561,560

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,656,525

6,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	6,493,800

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,371,338

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,538,321

3,925	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,002,715

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	1,040,110

4,520	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2001, 5.875%, 12/01/31	6/12 at 101.00	BBB+	4,568,771

4,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/22 – RAAI Insured	12/12 at 100.00	BBB+	4,081,040

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,040	5.500%, 1/01/22	1/13 at 100.00	A–	4,146,171
1,000	5.625%, 1/01/28	1/13 at 100.00	A–	1,010,140

Nuveen Investments	53

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA		$261,449

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+		4,074,360

	Illinois State, General Obligation Bonds, Series 2012A:
5,500	5.000%, 3/01/25	3/22 at 100.00	A+		5,975,530
10,000	4.000%, 1/01/26	1/22 at 100.00	A+		9,983,900
4,000	5.000%, 3/01/26	3/22 at 100.00	A+		4,335,960
500	5.000%, 3/01/27	3/22 at 100.00	A+		540,940

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA		5,595,850

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R		668,150

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC		1,986,000

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC		1,080,543

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R		1,287,607

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		2,200,380

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA		2,956,600

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–		5,564,294

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A		4,429,115
3,000	6.250%, 6/01/24	6/16 at 100.00	A–		3,375,300

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA		5,778,147

5,780	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 – AGM Insured	12/14 at 100.00	Aaa		6,068,538

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R		1,050,600

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA+		1,796,258
229,564	Total Illinois				221,200,566
	Indiana – 3.3%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	BB+		334,892

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24 (Pre-refunded 7/15/14)	7/14 at 100.00	AA+	(4)	1,374,753

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29	8/16 at 100.00	Baa2		1,025,240
500	5.250%, 8/01/36	8/16 at 100.00	Baa2		511,905

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	4,041,280

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
$1,560	5.250%, 10/15/18	No Opt. Call	Aa3		$1,802,783
5,215	5.250%, 10/15/20	No Opt. Call	Aa3		6,047,158

	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B:
1,420	5.000%, 2/01/30	2/22 at 100.00	BBB+		1,493,215
2,260	5.000%, 2/01/33	No Opt. Call	BBB+		2,345,541

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–		1,503,796

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–		1,048,570

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+		3,108,060

7,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–		7,716,456

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–		2,917,475

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		4,289,048

780	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+		887,624

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–		3,903,060

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	12,015,086
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	6,136,114

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	BBB		3,414,300

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26 (WI/DD, Settling 5/03/12)	4/22 at 100.00	A3		1,645,133
1,400	5.000%, 4/01/27 (WI/DD, Settling 5/03/12)	4/22 at 100.00	A3		1,492,974
1,560	5.000%, 4/01/29 (WI/DD, Settling 5/03/12)	4/22 at 100.00	A3		1,651,900

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,030,960

	Portage, Indiana, Revenue Bonds, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A		1,038,320
775	5.000%, 1/15/27	7/16 at 100.00	A		792,639

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R		5,807,350
76,620	Total Indiana				81,375,632
	Iowa – 0.5%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2		2,400,216

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3		550,950

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+		1,493,725

5,000	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A		5,503,050

Nuveen Investments	55

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	$1,096,590

145	Muscatine, Iowa, Electric Revenue Bonds, Series 1979, 6.700%, 1/01/13 (ETM)	No Opt. Call	AAA	150,703
10,410	Total Iowa			11,195,234
	Kansas – 1.5%

1,515	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 4.000%, 10/01/25	10/22 at 100.00	Aaa	1,716,647

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	589,585

4,500	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA–	5,180,445

2,500	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/30	11/19 at 100.00	A2	2,699,150

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	6,402,780

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA	3,266,576

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,650	5.000%, 12/01/25	12/22 at 100.00	Baa1	1,777,611
3,475	5.000%, 12/01/27	12/22 at 100.00	Baa1	3,724,922

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AA–	3,338,796

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,027,640

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	2,761,205

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,309,584

960	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	Aaa	966,230

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,015,940
36,295	Total Kansas			37,777,111
	Kentucky – 1.2%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,813,225
2,000	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,264,360

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA–	1,707,870

1,995	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	10/12 at 100.00	BB	1,995,040

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
3,185	5.000%, 7/01/24	7/22 at 100.00	AA+	3,878,406
3,000	5.000%, 7/01/29	7/22 at 100.00	AA+	3,498,060

3,520	Louisville and Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	A–	3,633,872

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

$1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	A–	(4)	$1,788,144

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3		1,087,780

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3		5,795,200
25,105	Total Kentucky				28,461,957
	Louisiana – 1.7%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		3,291,317

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB		1,120,620

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–		3,956,596

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–		1,103,020

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	BBB	(4)	2,601,684

5,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R		2,358,700

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+		2,279,800

1,590	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–		1,714,115

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,752,796

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB		2,756,494

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1		1,525,515

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		10,389,200

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB		3,114,090

4,135	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–		4,151,623
43,660	Total Louisiana				43,115,570
	Maine – 0.7%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Baa3		2,254,740
10,390	6.750%, 7/01/41	7/21 at 100.00	Baa3		11,632,228

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA		1,773,392

985	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	AA–		1,105,534
15,040	Total Maine				16,765,894

Nuveen Investments	57

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+		$1,039,574
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+		1,722,543

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB		1,026,470

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+	(4)	4,176,080
7,800	Total Maryland				7,964,667
	Massachusetts – 1.5%

275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		260,714

2,850	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R		2,879,583

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44	6/19 at 100.00	N/R		1,003,110

285	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	7/12 at 100.00	N/R		285,034

860	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA		936,428

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.478%, 7/01/29 (IF)	7/19 at 100.00	AA		8,320,586

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R		46,436

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		485,315

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–		1,016,470

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		4,948,671

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/12 at 100.00	A–		3,011,040

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R		1,222,250
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R		619,157

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	8,654,000

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 12.964%, 8/01/38 (IF)	8/19 at 100.00	AAA		3,166,283
37,980	Total Massachusetts				36,855,077
	Michigan – 3.0%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		8,268,900

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,947,327

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 (Pre-refunded 5/01/13) – FGIC Insured	5/13 at 100.00	Aa2	(4)	2,886,331

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA		$1,347,288

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,865,107

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A		5,619,842

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA–		883,320

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA–		8,321,354

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–		3,312,627

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		559,105

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011:
600	6.000%, 10/01/21	No Opt. Call	BBB–		624,480
435	7.000%, 10/01/31	10/21 at 100.00	BBB–		462,070
1,000	7.000%, 10/01/36	10/21 at 100.00	BBB–		1,047,650

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–		1,037,270

2,000	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012, 5.000%, 11/01/32 (WI/DD, Settling 5/01/12)	11/22 at 100.00	A		2,133,880

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA		1,616,123

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB		1,262,813

1,395	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R		1,274,904

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3		840,885
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3		2,248,540

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1		552,265
1,480	5.750%, 11/15/39	11/19 at 100.00	A1		1,626,446

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,711,551

370	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R	(4)	439,379

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1		7,646,283

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2		5,545,553
72,735	Total Michigan				73,081,293

Nuveen Investments	59

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.1%

$1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	$1,003,650

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,036,490

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,538,950
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,502,800

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,180,570

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	7/12 at 100.00	A	95,170

2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/12 at 100.00	N/R	3,007,549

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	1,015,170

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,626,675
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,093,120
2,500	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,542,075

375	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	3/22 at 100.00	A–	413,269
26,465	Total Minnesota			28,055,488
	Mississippi – 0.3%

975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	N/R	762,489

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/12 at 100.00	BBB	1,002,900

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	5,832,700
6,975	Total Mississippi			7,598,089
	Missouri – 1.5%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	7,991,400

3,185	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Metro East Transit District of St. Clair County, Illinois, Metrolink Extension Project Refunding Revenue Bonds, Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA–	3,897,803

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	2,573,401

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,689,435

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,364,938

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.680%, 5/15/17 (IF)	No Opt. Call	AAA	6,070,338

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Missouri (continued)

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
$5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA–		$1,902,250
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA–		2,439,430
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA–		2,000,188
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA–		2,086,630
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA–		1,689,840
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA–		532,100

1,783	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/12 at 100.00	N/R		1,624,580

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/12 at 100.00	N/R		1,010,513
57,970	Total Missouri				37,872,846
	Montana – 0.2%

2,500	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2		2,680,600

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R		2,507,000
5,000	Total Montana				5,187,600
	Nebraska – 0.7%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A1		4,018,560

3,000	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 3.500%, 1/15/33	1/22 at 100.00	AA–		2,987,190

1,320	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A		1,477,067

1,700	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 5.700%, 9/01/31 (UB) (5)	9/20 at 100.00	AA+		1,913,316

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1		3,210,103

1,000	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA		1,076,810

1,700	Washington County, Nebraska, Wastewater Facilities Revenue Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27 (Alternative Minimum Tax)	11/12 at 101.00	A		1,733,677
15,470	Total Nebraska				16,416,723
	Nevada – 0.9%

2,740	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/31	9/12 at 101.00	BBB+		2,776,497

2,260	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/31 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB+	(4)	2,323,890

80	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	BBB+		77,801

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3		2,154,820

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		2,139,700

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+		2,110,017

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB–		2,175,280
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB–		1,641,720

Nuveen Investments	61

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$2,500	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	$2,745,725

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,210	6.500%, 9/01/20	9/18 at 100.00	N/R	1,261,413
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,931,996

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	442,989
20,700	Total Nevada			21,781,848
	New Hampshire – 0.6%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/13 at 100.00	A–	3,550,225

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,695,090

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,285,038

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34	7/15 at 100.00	BBB–	823,640

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.267%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	4,802,066

1,025	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	10/13 at 100.00	Baa1	1,094,270
13,380	Total New Hampshire			15,250,329
	New Jersey – 2.1%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,778,500

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,909,652
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,909,652

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	915,135

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,010	6.250%, 12/01/18	No Opt. Call	A–	2,433,668
600	7.500%, 12/01/32	6/19 at 100.00	A–	728,646

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.527%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,919,516

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A:
2,150	5.250%, 12/15/20	No Opt. Call	A+	2,632,654
7,000	5.500%, 12/15/23	No Opt. Call	A+	8,806,980

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,819,020
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA–	4,170,920

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,242,910
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	3,521,856
3,150	5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	3,854,403

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3	$1,157,030

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA–	2,436,700

770	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	773,673

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
805	4.625%, 6/01/26	6/17 at 100.00	B1	728,453
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,561,260
45,355	Total New Jersey			51,300,628
	New Mexico – 0.4%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	3,138,210

1,080	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,155,708

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA–	4,550,888
8,310	Total New Mexico			8,844,806
	New York – 4.2%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,220,747
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	8,633,352

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	2,040,928

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	5,517,640

10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/24	3/21 at 100.00	AAA	12,027,100

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,847,601

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.270%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,537,660
2,335	13.259%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,962,134

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	452,220

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,037,077

4,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	4,385,400

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A	3,542,850

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,093,560
1,980	5.000%, 5/01/38	5/21 at 100.00	A	2,138,558

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,845,916

Nuveen Investments	63

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
$3,000	5.750%, 10/01/37	10/17 at 100.00	N/R		$1,528,500
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R		509,220

1,000	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–		1,007,380

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–		840,969

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB–		1,324,515

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.823%, 6/15/33 (IF)	6/19 at 100.00	AA+		1,363,480

135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2	(4)	136,897

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		5,491,200

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	5/12 at 100.00	AA		135,729

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
1,665	5.000%, 11/15/31	11/21 at 100.00	A+		1,842,589
11,560	5.000%, 11/15/44	11/21 at 100.00	A+		12,350,935

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA		1,154,015

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–		670,958

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,604,273

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA		2,845,310
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		1,622,141
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA		1,070,910

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		883,547

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		5,100,150

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–		1,279,559

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–		1,622,782
94,680	Total New York				102,667,802
	North Carolina – 0.8%

2,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R		1,893,060

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.645%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA		2,455,510

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina (continued)

$3,880	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB		$3,894,472

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	26.797%, 10/01/21 (IF)	10/16 at 100.00	AA+		3,924,960
585	27.012%, 10/01/34 (IF)	10/15 at 100.00	AA+		1,108,674

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–		1,248,740

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		1,285,540

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R		1,611,758

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–		2,237,120
15,745	Total North Carolina				19,659,834
	North Dakota – 0.5%

2,585	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+		2,677,646

2,365	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008D, 5.000%, 2/15/40 – AGC Insured	2/18 at 100.00	AA–		2,471,614

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R	(4)	5,018,600

	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2008A:
550	4.000%, 5/01/17 – AGC Insured	5/13 at 100.00	Aa3		565,928
540	4.000%, 5/01/18 – AGC Insured	5/13 at 100.00	Aa3		554,013
11,040	Total North Dakota				11,287,801
	Ohio – 2.6%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA–		2,529,673

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,130	5.125%, 6/01/24	6/17 at 100.00	B		923,741
1,420	5.875%, 6/01/30	6/17 at 100.00	B+		1,144,378
3,990	5.750%, 6/01/34	6/17 at 100.00	BB		3,113,716
4,145	5.875%, 6/01/47	6/17 at 100.00	BB		3,239,732

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+		3,182,520
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+		2,164,000

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA		1,088,820

1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	A–		1,061,760

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,605,925

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB		3,248,939

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		8,626,877

Nuveen Investments	65

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A–		$3,414,548

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB+		772,807

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–		6,749,374

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–		2,493,770

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2		1,043,470

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2		1,593,015

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–		3,675,945

2,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–		2,603,486

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19	6/14 at 100.00	A–		1,653,205

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,837,155

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		3,096,450
61,570	Total Ohio				62,863,306
	Oklahoma – 0.1%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 (Pre-refunded 11/01/14) – SYNCORA GTY Insured	11/14 at 100.00	A+	(4)	1,956,595
	Oregon – 0.6%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA		1,524,236

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa		1,032,530

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,791,525

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+		1,208,924

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–		7,930,316
13,195	Total Oregon				14,487,531
	Pennsylvania – 4.0%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–		1,220,636

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB		927,500

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+		1,078,330

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB		2,132,320

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	$1,376,042

2,525	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,537,120

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	779,310

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.781%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,448,559

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	4,225,370

5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Allegheny Energy Supply Company LLC., Senior Lien Series 2009, 7.000%, 7/15/39	7/19 at 100.00	BBB–	5,780,100

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa1	3,508,736

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,282,728

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	549,875

15,000	Pennsylvania State, General Obligation Bonds, First Series 2012-1, 5.000%, 6/01/17	No Opt. Call	Aa1	18,028,167

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,173,207

15,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	14,859,150

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	477,278

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA–	5,198,074

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	2,109,780

300	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	303,486

6,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	7,109,515

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	2,849,098

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA–	2,573,232
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	1,580,190

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1	2,689,038

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2	5,692,752

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Forumal Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,356,250

Nuveen Investments	67

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	Aa3		$1,782,432

1,200	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.750%, 1/01/26	1/16 at 100.00	N/R		1,188,144
89,650	Total Pennsylvania				97,816,419
	Puerto Rico – 2.3%

10,610	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/29 – NPFG Insured	No Opt. Call	BBB+		11,454,662

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1	(4)	1,322,550

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA–		1,075,485

10,000	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ports Authority Project Bonds, Series 2011B, 5.250%, 12/15/26	12/21 at 100.00	Baa1		10,674,400

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	BBB+		4,470,000
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+		1,121,340

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		3,742,200

10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+		3,049,400

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1:
1,500	5.250%, 8/01/40	8/21 at 100.00	Aa2		1,644,330
1,600	5.250%, 8/01/43	8/21 at 100.00	A+		1,713,024

5,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2		1,071,792

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/46 – NPFG Insured	No Opt. Call	Aa2		705,200

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–		2,863,931
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–		3,410,400
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–		3,938,662
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–		2,601,698

3,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	Baa1		2,979,300
69,380	Total Puerto Rico				57,838,374
	Rhode Island – 0.1%

465	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	7/12 at 100.00	BBB		466,651

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,855	6.125%, 6/01/32	6/12 at 100.00	BBB+		1,861,678
1,360	6.250%, 6/01/42	6/12 at 100.00	BBB+		1,365,154
3,680	Total Rhode Island				3,693,483
	South Carolina – 0.5%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB		714,189

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$380	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–		$461,567

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	BBB		2,269,148

1,940	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1		2,066,216

1,250	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+		1,309,400

135	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(4)	145,155

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–		2,317,180

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	7/12 at 100.00	AA–		3,788,899
12,295	Total South Carolina				13,071,754
	South Dakota – 0.8%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R		2,779,650

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa2		1,126,600

2,270	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Series 2002A, 6.625%, 11/15/23 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	2,339,553

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	4/14 at 100.00	A+		1,446,088

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+		2,123,900

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA		7,432,155

750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	A		756,608

1,850	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A, 5.000%, 7/01/42 (WI/DD, Settling 5/01/12)	7/21 at 100.00	A+		1,940,743
18,520	Total South Dakota				19,945,297
	Tennessee – 1.1%

3,550	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		3,775,461

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA		595,340
1,500	6.125%, 10/01/28	10/18 at 100.00	AA		1,741,875

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R		3,321,480

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A		1,085,170

Nuveen Investments	69

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

$2,500	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2000A, 7.500%, 7/01/33 (Pre-refunded 7/01/12)	7/12 at 103.00	Baa1	(4)	$2,598,775

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		789,480
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		822,859
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+		4,889,243

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–		137,488

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+		1,107,230

1,125	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002, 6.500%, 9/01/21 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	1,148,906

800	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20	4/19 at 100.00	AA+		982,072

200	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1	(4)	248,486

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–		2,256,220

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R		19,990

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A2		1,122,970
25,465	Total Tennessee				26,643,045
	Texas – 9.8%

200	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 1998A, 5.875%, 11/15/18	7/12 at 100.00	N/R		184,760

325	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 1999, 5.875%, 11/15/18	7/12 at 100.00	N/R		300,235

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–		5,806,416

1,385	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 5.000%, 8/15/37	8/21 at 100.00	AA		1,549,095

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–		3,834,852

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+		4,057,900

1,745	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–		1,916,464

3,400	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		3,758,700

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	BBB–		2,404,647

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Crawford Educational Facilities Corporation, Texas, Higher Education Revenue Bonds, University of Saint Thomas Project, Series 2002:
$1,300	5.250%, 10/01/22	10/12 at 100.00	BBB+		$1,324,232
1,750	5.375%, 10/01/27	10/12 at 100.00	BBB+		1,781,605

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2001A:
3,025	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	A+		3,034,650
1,455	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	A+		1,470,350

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+		4,034,695
1,500	5.000%, 11/01/25	11/20 at 100.00	A+		1,710,630

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
1,775	5.000%, 11/01/18	No Opt. Call	A+		2,129,077
4,355	5.000%, 11/01/35	11/20 at 100.00	A+		4,707,015

1,480	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		1,489,013

500	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 1994, 5.000%, 2/15/14 (ETM)	No Opt. Call	AAA		542,195

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+	(4)	1,237,671

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35	12/18 at 100.00	A+		2,391,540

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A		5,206,700

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	7/12 at 100.00	BBB		5,050,000
6,500	5.250%, 11/15/22 – NPFG Insured	7/12 at 100.00	BBB		6,565,000
7,800	5.250%, 11/15/30 – NPFG Insured	7/12 at 100.00	BBB		7,878,000
2,500	5.375%, 11/15/41 – NPFG Insured	7/12 at 100.00	BBB		2,525,000

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+		3,024,540

7,560	Houston Community College System, Texas, General Obligation Bonds, Refunding Series 2011, 5.000%, 2/15/22	2/21 at 100.00	AA+		9,327,150

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2		2,105,027

1,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+		1,388,675

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
10,150	5.000%, 7/01/31	7/22 at 100.00	A+		11,336,941
1,500	5.000%, 7/01/32	7/22 at 100.00	A+		1,661,925

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	Aa2		3,128,009

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB		1,029,670
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB		2,534,550

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 (Pre-refunded 2/15/14) – AMBAC Insured	2/14 at 100.00	AA	(4)	1,295,505

Nuveen Investments	71

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	$1,060,360

1,780	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	1,915,796

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	5,207,310

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33 (UB) (5)	1/18 at 100.00	A3	2,179,560

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
10,000	5.250%, 9/01/27	9/21 at 100.00	AA	11,762,000
4,000	5.000%, 9/01/32	9/21 at 100.00	AA	4,513,240

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA	2,327,380
10,880	0.000%, 9/01/45	9/31 at 100.00	AA	7,820,762

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,455,040

2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,335,300

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	1,028,930

500	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	552,565

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	BBB+	3,190,320

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,605,240

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	12,022,100

6,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Series 2012, 5.000%, 5/15/26	5/22 at 100.00	Aa1	7,236,540

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	Aa2	1,105,180
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	Aa2	1,093,000

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	Aa2	1,093,000

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	9,991,966

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	N/R	1,647,888

940	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	1,027,166

895	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	999,679

845	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	971,480

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,096,516

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	$1,001,770

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.410%, 2/01/17 (IF)	No Opt. Call	Aaa	2,571,450

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+	17,059,400

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,284,101
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	3,864,086

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	848,430

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,029,420

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	537,395
226,260	Total Texas			241,156,804
	Utah – 0.6%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
950	5.600%, 7/15/22	No Opt. Call	BB+	964,678
850	6.300%, 7/15/32	7/22 at 100.00	BB+	859,852

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	986,680

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
500	6.250%, 6/15/28	6/17 at 100.00	N/R	491,000
950	6.500%, 6/15/38	6/17 at 100.00	N/R	923,201

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,290,313

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,147,133

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,358,727
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	3,930,186

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	A1	2,984,300
19,120	Total Utah			15,936,070
	Vermont – 0.2%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	946,840

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Baa2	2,010,911
1,000	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,097,310

150	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	11/12 at 100.00	AA–	151,745
3,965	Total Vermont			4,206,806

Nuveen Investments	73

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virgin Islands – 0.2%

$500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3		$540,135

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB		2,862,019

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/12 at 100.00	BB		2,626,339
5,605	Total Virgin Islands				6,028,493
	Virginia – 0.6%

925	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/12 at 100.00	AA+		936,498

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA–		1,352,245

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–		2,214,360

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2		2,745,480

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R		1,078,900

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–		3,620,872
4,020	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–		4,148,640
19,205	Total Virginia				16,096,995
	Washington – 3.1%

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 (Pre-refunded 7/01/12) – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA+	(4)	5,081,328

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A+		6,897,482

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aa1		10,087,900

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	Aa3		177,704

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009 – 14A&B, 19.767%, 6/01/34 (IF) (5)	6/19 at 100.00	AA		1,401,178

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R		2,579,017

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	AAA		7,583,940

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 12.970%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		2,952,981

1,725	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+		2,096,099

	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A:
2,020	5.000%, 8/01/30	8/22 at 100.00	Aa3		2,309,931
1,100	5.000%, 8/01/31	8/22 at 100.00	Aa3		1,252,757
1,500	5.000%, 8/01/33	8/22 at 100.00	Aa3		1,691,670

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$6,000	Port of Seattle, Washington, Revenue Bonds, Subordinate Lien Series 1999A, 5.000%, 9/01/24 (Pre-refunded 9/01/12) – FGIC Insured	9/12 at 100.00	A1	(4)	$6,097,080

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 (Pre-refunded 9/01/12) – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1	(4)	1,816,880

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Bonds, Refunding Series 2002, 5.500%, 12/01/22 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	AA	(4)	1,004,590

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1		1,051,880

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1		750,786

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa2		2,259,340
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa2		2,276,420

2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A		2,156,180

3,535	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2		3,664,593

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1		3,190,170

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
3,260	6.500%, 6/01/26	6/13 at 100.00	A3		3,389,846
660	6.625%, 6/01/32	6/13 at 100.00	Baa1		684,941

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.168%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		4,463,397
70,700	Total Washington				76,918,090
	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R		508,530

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3		1,076,360

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R		1,018,800
2,500	Total West Virginia				2,603,690
	Wisconsin – 2.4%

1,020	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,025,171

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+		2,957,947

3,665	Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2006A, 5.000%, 12/01/31 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	A1		3,769,856

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–		5,658,200

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,593,880

1,915	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A		2,128,580

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R		2,040,000

Nuveen Investments	75

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2		$1,286,262

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 6.000%, 12/01/24	7/12 at 100.00	N/R		660,400

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+		3,065,580

13,940	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		14,842,894

4,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (WI/DD, Settling 5/01/12)	8/22 at 100.00	A+		4,735,236

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+		682,661

1,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+	(4)	2,000,538

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 13.640%, 8/15/33 (IF)	8/13 at 100.00	A–		2,585,000

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–		2,607,501

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1		1,721,297

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,236,800
56,005	Total Wisconsin				59,597,803
	Wyoming – 0.8%

1,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1		1,127,600

2,000	Larmie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional Medical Center Project, Series 2012, 5.000%, 5/01/37	5/21 at 100.00	A+		2,125,860

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3		5,208,570

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2		1,126,360

2,100	Teton County Hospital District, Jackson Hole, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center, Series 2002, 6.750%, 12/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R	(4)	2,132,592

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB		868,520
2,500	6.000%, 12/01/36	12/21 at 100.00	BBB		2,773,850

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB		4,313,753
17,550	Total Wyoming				19,677,105
$2,407,589	Total Investments (cost $2,223,922,460) – 97.6%				2,401,833,653
	Floating Rate Obligations – (0.6)%				(15,295,000)
	Other Assets Less Liabilities – 3.0%				73,725,640
	Net Assets – 100%				$2,460,264,293

76	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	77

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Municipal Bonds – 101.3%

	Alabama – 2.3%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$15,678,560

6,350	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/12 at 100.00	B2	6,089,968

15,310	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,592,426

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
985	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	Ca	814,546
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	Ca	1,534,022
2,000	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	Ca	1,575,920
2,025	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	Ca	1,588,694

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
2,215	5.250%, 1/01/13	No Opt. Call	B	2,211,013
5,950	5.250%, 1/01/14	No Opt. Call	B	5,941,194
3,125	5.250%, 1/01/15	1/14 at 100.00	B	3,119,688
5,300	5.250%, 1/01/16	1/14 at 100.00	B	5,295,601
14,725	5.250%, 1/01/17	1/14 at 100.00	B	14,706,447
3,505	5.250%, 1/01/18 – AGM Insured	1/14 at 100.00	AA–	3,506,998
3,000	5.250%, 1/01/19	1/14 at 100.00	B	2,966,580
970	5.250%, 1/01/19 – AGM Insured	1/14 at 100.00	AA–	969,961
11,415	5.250%, 1/01/20	1/14 at 100.00	B	11,237,497
1,710	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA–	1,687,856
5,355	5.500%, 1/01/22	1/14 at 100.00	B	5,342,630
3,785	5.250%, 1/01/23	1/14 at 100.00	B	3,700,140
5,440	5.000%, 1/01/24	1/14 at 100.00	B	5,189,597
400	4.750%, 1/01/25	1/14 at 100.00	B	371,476
580	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	B	538,640

10,900	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.000%, 2/01/42 – AGM Insured (4), (5), (12)	8/12 at 100.00	AA–	7,766,250

11,775	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-9, 0.000%, 2/01/42 – AGM Insured (4), (5), (12)	8/12 at 100.00	AA–	8,389,688

1,635	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006, 4.750%, 3/01/26	3/16 at 100.00	BBB	1,627,038

12,100	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	12,221,000

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/16 (5)	No Opt. Call	N/R	6,399
2,365	8.125%, 1/01/21 (5)	1/13 at 100.00	N/R	1,513,364
1,420	8.250%, 1/01/31 (5)	1/13 at 100.00	N/R	908,658

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (5)	No Opt. Call	N/R	1,682,937

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,996,160
7,045	6.000%, 8/01/35	8/15 at 100.00	N/R	6,664,993
163,925	Total Alabama			148,435,941
	Alaska – 0.1%

3,430	Alaska Housing Finance Corporation, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3188, 18.305%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	3,924,435

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 4.1%

$10,000	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–	$10,083,400

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 18.772%, 7/01/27 (IF)	1/18 at 100.00	AA–	5,688,880

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.151%, 1/01/31 (IF) (6)	1/18 at 100.00	AA–	2,316,720

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
4,050	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	4,081,914
19,440	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	18,370,800
2,515	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	2,332,361

607	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	608,942

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15) (Alternative Minimum Tax)	7/12 at 100.00	N/R	18,864,800

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,256,182

1,500	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/12 at 100.00	N/R	1,491,630

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	387,992

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Brighter Choice Foundation Charter Middle Schools Project, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB+	13,274,664

4,255	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	4,386,437

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,437,715
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,765,118

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
105	6.375%, 11/01/13	11/12 at 103.00	N/R	105,962
790	7.250%, 11/01/23	11/16 at 100.00	N/R	799,788
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,714,497

5,275	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	5,282,385

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,834,243

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	550,413

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
335	6.000%, 6/01/16	No Opt. Call	N/R	343,744
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,474,317
4,200	6.375%, 6/01/36	6/16 at 100.00	N/R	4,179,252

3,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	3,766,980

Nuveen Investments	79

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
$4,275	7.375%, 1/01/32	1/22 at 100.00	BBB–	$4,480,499
6,695	7.500%, 1/01/42	1/22 at 100.00	BBB–	6,998,083

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,200	6.000%, 6/01/40	6/19 at 100.00	BBB–	1,180,716
2,250	6.100%, 6/01/45	6/19 at 100.00	BBB–	2,221,493

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	255,205
1,475	6.000%, 6/01/36	6/16 at 100.00	BBB–	1,443,671

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	2,854,551

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 15.978%, 3/01/16 (IF) (6)	No Opt. Call	AA	3,750,050

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,330	6.625%, 12/01/17	No Opt. Call	N/R	2,285,357
14,060	7.000%, 12/01/27	12/17 at 102.00	N/R	12,558,533

19,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	19,707,750

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A–	64,894
80	5.250%, 12/01/28	No Opt. Call	A–	84,202
11,100	5.000%, 12/01/32 (6)	No Opt. Call	A–	11,331,435
25,030	5.500%, 12/01/37	No Opt. Call	B	24,260,578
14,065	5.000%, 12/01/37 (6)	No Opt. Call	A–	14,289,337

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	A–	3,049,050
4,425	4.900%, 4/01/32	4/17 at 100.00	A–	4,469,693

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,131,053
1,600	6.250%, 12/01/46	12/21 at 100.00	N/R	1,639,280

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,567,382
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	966,442

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	101,167
1,467	5.400%, 7/01/15	No Opt. Call	N/R	1,491,191
700	5.500%, 7/01/16	No Opt. Call	N/R	710,346
7,586	5.750%, 7/01/22	7/16 at 100.00	N/R	7,258,968
11,716	6.000%, 7/01/30	7/16 at 100.00	N/R	10,643,283

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	3,837,075
1,330	7.875%, 3/01/42	3/21 at 100.00	BB+	1,460,008

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	$1,291,532
264,881	Total Arizona			262,781,960
	California – 18.9%

4,310	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	1,094,654

2,370	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.244%, 5/01/45 – AGM Insured (IF)	5/19 at 100.00	AA–	3,089,319

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	216,885

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,885	5.000%, 9/01/27	9/17 at 100.00	N/R	3,601,589
9,805	5.000%, 9/01/37	9/17 at 100.00	N/R	8,288,461

2,500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,419,400

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	16.806%, 4/01/31 (IF)	4/17 at 100.00	AA	1,688,846
325	16.739%, 4/01/34 (IF)	4/18 at 100.00	AA	429,397
2,445	16.855%, 4/01/34 (IF)	4/18 at 100.00	AA	3,236,202
1,250	16.861%, 4/01/34 (IF)	4/18 at 100.00	AA	1,654,650
500	16.861%, 4/01/39 (IF)	4/18 at 100.00	AA	633,200
2,185	16.861%, 4/01/39 (IF)	4/18 at 100.00	AA	2,767,084
1,250	18.850%, 4/01/43 (IF)	4/18 at 100.00	AA	1,750,850
1,075	16.805%, 4/01/47 (IF)	4/18 at 100.00	AA	1,360,380
1,250	17.049%, 4/01/47 (IF)	4/18 at 100.00	AA	1,582,500
1,000	17.358%, 4/01/47 (IF)	4/18 at 100.00	AA	1,266,000

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,104,506

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,002,200

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	5/12 at 101.50	N/R	1,010,910

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,488,058
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,899,169

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	860,005
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,371,694
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,538,325

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	942,750
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,384,774

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	866,431
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	2,067,189

Nuveen Investments	81

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
$685	5.000%, 9/01/27	9/12 at 101.00	N/R	$662,162
1,000	5.050%, 9/01/37	9/12 at 101.00	N/R	898,540

2,300	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,662,158

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (5)	8/17 at 102.00	N/R	1,043,917

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	11,373,200

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	5,096,420

7,460	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 18.832%, 9/01/28 – NPFG Insured (IF) (6)	9/18 at 100.00	N/R	9,881,367

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	19.272%, 5/15/19 (IF)	No Opt. Call	AA–	3,983,500
4,000	18.271%, 5/15/31 (IF)	11/21 at 100.00	AA–	5,686,880
1,500	19.272%, 11/15/40 (IF)	11/21 at 100.00	AA–	2,390,100

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Trust 4726:
12,040	17.781%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	14,960,904
500	17.781%, 8/15/51 (IF)	8/22 at 100.00	AA	613,820

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	21.694%, 8/15/18 (IF)	No Opt. Call	AA–	4,241,900
2,000	21.694%, 8/15/18 (IF)	No Opt. Call	AA–	3,393,520

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
2,500	21.274%, 8/15/18 (IF)	No Opt. Call	AA–	4,241,900
2,500	21.274%, 8/15/18 (IF)	No Opt. Call	AA–	4,241,900

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.034%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	3,634,934

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	19,833,083

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,301,884

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	1,007,930
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,008,640

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	8,927,083

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,014,830

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,044,250

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32 (WI/DD, Settling 5/14/12)	1/22 at 100.00	N/R	571,585
530	6.875%, 1/01/42 (WI/DD, Settling 5/14/12)	1/22 at 100.00	N/R	531,452

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
$500	8.000%, 11/01/29	11/19 at 100.00	Baa1	$578,660
1,040	8.500%, 11/01/39	11/19 at 100.00	Baa1	1,215,074

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	BBB	1,052,160
2,500	5.250%, 2/01/27	2/17 at 100.00	BBB	2,575,475

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/37	4/22 at 100.00	A2	2,103,680

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	6,510,960

815	California Statewide Communities Development Authority, Multifamily Housing Revenue Subordinate Bonds Stanford Arms Seniors Apartments Series 2001-P2, Pass-Through Certificates of Beneficial Ownership, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/12 at 100.00	N/R	815,261

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,542,526

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,485,807

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	4,933,929

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	8,885,310

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	1,172,600

5,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	5,198,950

2,220	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,347,850

515	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	503,423

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,456,650

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
295	9.125%, 6/01/13	No Opt. Call	N/R	298,428
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	1,001,970

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,229,520

585	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/12 at 100.00	N/R	584,942

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	9/12 at 103.00	N/R	488,099

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,033,610
1,500	5.500%, 11/01/38	11/17 at 102.00	N/R	1,522,080

Nuveen Investments	83

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
$1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	$1,449,388
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,650,838

15,530	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	15,480,304

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	6,300,456
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,998,380

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	757,343

2,920	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,014,374

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,425,000
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,249,391
800	5.000%, 11/01/29	11/16 at 100.00	N/R	748,576

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1065:
1,610	16.968%, 4/01/42 (IF) (6)	4/22 at 100.00	A+	2,058,659
2,500	17.111%, 4/01/42 (WI/DD, Settling 5/03/12) (IF)	4/22 at 100.00	A+	3,197,700

	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000:
170	6.250%, 10/01/12	No Opt. Call	N/R	171,805
2,000	6.750%, 10/01/30	10/12 at 100.00	N/R	2,025,320

4,375	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,558,756

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.957%, 11/15/32 (IF)	5/18 at 100.00	AA–	8,720,022

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 17.960%, 11/15/48 (IF)	5/18 at 100.00	AA–	8,266,379

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,010,535

	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	982,870
4,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,069,804
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,814,340

4,175	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,676,129

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.962%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	3,406,480

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.271%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA–	6,331,400

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/12 at 102.00	N/R	407,729

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	4,573,406

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
$7,280	5.200%, 9/01/27	9/15 at 102.00	N/R	$5,723,754
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	11,163,490

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,120,280

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,087,485

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.734%, 9/01/32 – AMBAC Insured (IF) (6)	7/12 at 100.00	A+	2,723,600

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,530,291
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	901,110

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999:
18,000	0.000%, 1/15/25 – NPFG Insured	7/12 at 47.58	BBB	8,471,340
1,880	5.875%, 1/15/29 – NPFG Insured	1/14 at 101.00	BBB	1,913,990
1,000	0.000%, 1/15/30 – NPFG Insured	7/12 at 35.19	BBB	348,020
20,300	0.000%, 1/15/32 – NPFG Insured	7/12 at 31.12	BBB	6,246,919

12,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/31 – NPFG Insured	7/12 at 33.10	BBB	3,976,452

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 16.854%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	8,036,242

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	32,301,933

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
500	16.851%, 6/01/29 – AMBAC Insured (IF) (6)	7/12 at 100.00	A2	501,300
750	16.851%, 6/01/38 – FGIC Insured (IF) (6)	6/15 at 100.00	A2	787,050
2,500	16.851%, 6/01/38 – FGIC Insured (IF) (6)	6/15 at 100.00	A2	2,623,500
2,500	16.851%, 6/01/38 – FGIC Insured (IF) (6)	6/15 at 100.00	A2	2,623,500
1,750	16.851%, 6/01/45 (IF) (6)	6/15 at 100.00	A2	1,830,430
2,250	16.851%, 6/01/45 – AMBAC Insured (IF) (6)	6/15 at 100.00	A2	2,353,410
980	16.831%, 6/01/45 (IF) (6)	6/15 at 100.00	A2	1,024,982
1,880	16.830%, 6/01/45 – AMBAC Insured (IF) (6)	6/15 at 100.00	A2	1,966,292
370	16.689%, 6/01/45 – AMBAC Insured (IF) (6)	6/15 at 100.00	A2	386,831
7,500	16.911%, 6/01/45 (WI/DD, Settling 5/03/12) – AMBAC Insured (IF)	6/15 at 100.00	A2	7,844,700

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
5,500	8.715%, 6/01/45 – AGC Insured (IF) (6)	6/15 at 100.00	AA–	5,654,770
550	8.715%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA–	565,477

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
36,970	5.000%, 6/01/33	6/17 at 100.00	BB–	29,188,185
30,400	5.750%, 6/01/47	6/17 at 100.00	BB–	25,050,816
27,205	5.125%, 6/01/47	6/17 at 100.00	BB–	20,235,351

26,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	19,526,976

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,634,130

Nuveen Investments	85

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 21.774%, 1/15/19 (IF)	No Opt. Call	Aa2	$3,300,300

	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006:
1,000	4.600%, 9/01/21	9/16 at 102.00	N/R	971,400
2,000	5.000%, 9/01/30	9/16 at 102.00	N/R	1,852,600
2,000	5.000%, 9/01/36	9/16 at 102.00	N/R	1,754,840

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	575,763

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	3,725,751
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	CC	2,097,375

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
4,475	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	Ba1	4,495,138
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	3,080,350
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	3,260,372

75	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/12 at 100.00	N/R	77,640

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	9/12 at 100.00	N/R	2,694,213

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	BBB+	1,003,050

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,537,200

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,395,041

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	997,941

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,944,548
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,504,350

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	603,893
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,624,143

1,500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	1,548,585

5,240	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	BBB	5,805,186

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,574,250

1,345	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	1,366,103

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,212,876

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	3,006,330
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	6,400,013

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
$1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	$1,212,662
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,228,295

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	921,903
8,660	5.250%, 9/01/37	9/14 at 100.00	N/R	8,678,186

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	1,001,315
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	1,118,612

12,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	11,314,920

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,026,580

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB+	2,217,880
2,445	6.875%, 8/01/39	8/19 at 100.00	BBB+	2,699,500

1,155	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003, 4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	BBB+	1,024,612

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,187,304

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	4,157,811

1,335	Lemoore Redevelopment Agency, Kings County, California, Lemorre Redevelopment Project Tax Allocation Bonds, Series 2011, 7.250%, 8/01/31	8/16 at 100.00	A–	1,467,953

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	557,726

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
730	5.000%, 11/15/35	No Opt. Call	A	748,418
10,210	5.500%, 11/15/37	No Opt. Call	A	11,144,113

6,605	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,181,025

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B:
1,875	18.235%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	2,594,175
4,550	18.235%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	6,149,416

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2011-27B:
3,565	18.223%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	4,817,278
5,000	18.235%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	6,757,600

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	Caa2	585,497

4,600	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	N/R	4,603,910

1,005	Los Angeles, California, Multifamily Housing Revenue Bonds, San Lucas Apartments Project, Subordinate Series 2001K, 5.950%, 11/01/34	5/12 at 100.00	Baa1	1,005,191

Nuveen Investments	87

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.795%, 6/01/34 (IF) (6)	6/19 at 100.00	AA+	$4,255,300

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,151,690

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,369,185
2,650	7.250%, 8/01/31	8/21 at 100.00	BBB+	3,038,411
10,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	11,476,765

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	4,528,794

1,680	Mendocino County, California, Certificates of Participation, Series 2000, 5.250%, 6/01/30 – NPFG Insured	6/12 at 101.00	BBB	1,681,680

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	632,581

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	5,013

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	897,420
1,245	5.300%, 9/01/36	9/12 at 103.00	N/R	783,553

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	A–	1,758,834
1,075	6.900%, 5/01/36	5/21 at 100.00	A–	1,226,220

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	603,303

2,335	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	9/12 at 103.00	N/R	2,339,086

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	221,690

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	913,333
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,090,926

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
3,700	7.000%, 11/01/34 (6)	No Opt. Call	A	4,728,637
20,050	6.500%, 11/01/39 (6)	No Opt. Call	A	24,550,624

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C:
2,300	7.000%, 11/01/34 (6)	No Opt. Call	A	2,939,423
4,000	6.500%, 11/01/39 (6)	No Opt. Call	A	4,897,880

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,306,069

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	366,580
550	5.450%, 9/01/38	9/16 at 100.00	N/R	523,133

1,265	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	1,264,861

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,793,407

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	Oxnard Financing Authority, California, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	$2,065,080

1,100	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A	1,165,252

	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2006:
4,000	5.450%, 9/01/32	9/16 at 100.00	N/R	3,503,320
6,150	5.500%, 9/01/36	9/16 at 100.00	N/R	5,243,367

9,000	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2007, 5.200%, 9/01/37	9/12 at 103.00	N/R	7,298,280

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,175	7.000%, 4/01/25	4/13 at 102.00	BB	1,197,936
1,605	7.500%, 4/01/35	4/13 at 102.00	BB	1,640,583

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
1,000	5.350%, 9/01/30	9/15 at 101.00	N/R	1,002,530
2,855	5.400%, 9/01/35	9/15 at 101.00	N/R	2,803,496

4,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	4,658,915

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	18,092,766

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	2,391,960

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.675%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	A+	2,466,800

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	16.558%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	A+	4,625,250
7,000	16.558%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	A+	8,633,800

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 16.960%, 8/01/37 – AGM Insured (IF)	8/17 at 100.00	AA–	6,323,200

560	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, Improvement Area 5-A, Series 2006, 5.000%, 9/01/26	9/12 at 101.00	N/R	556,567

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,277,784
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,380,579

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,498,245
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	1,022,816

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,340,512

3,900	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	BBB	4,124,328

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,292,957

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	8/12 at 100.00	BBB–	1,206,037

1,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	966,780

Nuveen Investments	89

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,895	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	$4,013,174

3,935	Rancho Cucamonga, California, Community Facilities District 2004-01 Special Tax Bonds, Rancho Etiwanda Estates, Series 2006, 5.375%, 9/01/36	9/12 at 103.00	N/R	3,822,892

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	840,433
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,557,274

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa1	942,470
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa1	1,580,600

42,684	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18	11/15 at 104.00	N/R	40,634,741

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	2,063,000

6,650	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	6,273,278

	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Tax Allocation Bonds, Series 2001E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	843,835
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	782,495
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	725,586
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	536,312

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,152,750

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 16.946%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	Aa2	3,585,627

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	2,016,020
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,441,860

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
1,765	5.250%, 9/01/25	9/15 at 100.00	N/R	1,770,754
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	4,450,128

2,370	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.200%, 9/01/26	9/16 at 100.00	N/R	2,382,608

6,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	5,861,777

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	6,614,627

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	17.460%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	Aa3	3,755,000
3,000	17.460%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	Aa3	4,506,000
6,830	17.941%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	Aa3	9,901,588

2,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A–	2,107,900

8,925	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	8,551,221

4,520	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	BBB	4,823,337

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
$4,000	8.000%, 12/01/31	12/21 at 100.00	BB		$4,867,280
16,730	7.500%, 12/01/41	12/21 at 100.00	BB		19,508,518

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.498%, 2/01/33 (IF)	8/19 at 100.00	Aa2		4,656,965

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 41.62	N/R		418,825
3,020	0.000%, 8/01/34	8/15 at 32.64	N/R		674,668

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R		852,408

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
37,750	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	BBB		16,785,915
65,635	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	BBB		27,382,266
2,000	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	BBB		782,840
14,880	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	BBB		5,381,947
1,010	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	BBB		342,410
32,200	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB		9,574,992
100	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB		27,442
23,790	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB		5,729,108
400	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	BBB		83,468

5,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB		4,676,430

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
470	16.984%, 9/01/30 – AMBAC Insured (IF) (6)	3/17 at 100.00	AA–		555,159
1,500	17.070%, 9/01/31 – AMBAC Insured (IF) (6)	3/17 at 100.00	AA–		1,773,240

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 16.757%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+		4,981,176

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA–		1,754,907

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R		1,093,128
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R		934,542
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R		1,979,308

8,395	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	7/12 at 100.00	N/R		8,043,082

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A		3,660,475

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R		2,139,325

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R	(7)	1,086,885

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BBB		3,024,780

2,155	South Gate, California, Certificates of Participation, Series 2002A, 5.000%, 9/01/24 – AMBAC Insured	9/12 at 102.00	BB+		2,093,044

Nuveen Investments	91

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,200	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	Baa1	$1,233,768

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	8/14 at 100.00	BBB	1,481,989
1,000	4.500%, 8/01/31 – NPFG Insured	8/14 at 100.00	BBB	852,920

305	Stockton Redevelopment Agency, California, Stockton Events Center Arena Project Revenue Bonds, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	BBB	252,333

	Stockton, California, Community Facilities District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	9/14 at 103.00	N/R	1,989,141
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	3,026,573

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,397,175

1,500	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/12 at 100.00	A–	1,500,495

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,685	5.375%, 6/01/38	6/15 at 100.00	B–	7,441,276
500	5.500%, 6/01/45	6/15 at 100.00	B–	357,995

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
4,240	5.000%, 6/01/37	6/14 at 100.00	BB+	3,268,574
21,570	5.125%, 6/01/46	6/14 at 100.00	B+	16,433,967

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	BB+	1,089,081

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,336,687

	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	846,632
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	3,863,159

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,475,158

3,921	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,730,596

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	672,672

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,083,020

2,605	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,860,264

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,114,234
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,435,666

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	6,888,750

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,643,185

2,325	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/12 at 100.00	N/R	2,330,743

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
$1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	$653,900
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,214,286

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A:
1,775	5.750%, 11/01/36	11/21 at 100.00	A	1,908,782
3,885	5.875%, 11/01/41	11/21 at 100.00	A	4,183,795
1,200	5.875%, 11/01/45	11/21 at 100.00	A	1,284,744

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	691,495

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,936,358

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,417,616
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	6,123,085
1,443,390	Total California			1,220,444,846
	Colorado – 6.9%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	2,725,590
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	4,481,325

6,685	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	7,201,149

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,379,193

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	15,435,481

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	2,662,345

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,831,844
13,290	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,144,209

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,700,192

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	1,042,689

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	107,560
5,895	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,678,036

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	N/R	135,848
755	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	A+	553,996
1,850	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,333,517

1,500	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R	1,514,055

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R	6,125,110

Nuveen Investments	93

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		$979,474

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R	(7)	5,505

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
640	6.000%, 12/01/25	12/15 at 100.00	N/R		574,598
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,203,918

6,430	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,526,772

1,135	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		824,180

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34 (5)	5/14 at 101.00	N/R		2,715,888

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		459,510

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
190	6.750%, 3/01/14	No Opt. Call	N/R		191,930
730	7.250%, 3/01/24	3/14 at 100.00	N/R		725,328
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,518,567

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R		4,476,717

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,470	5.500%, 2/15/26	2/16 at 101.00	N/R		2,222,037
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		2,011,680

1,860	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		1,805,111

765	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–		722,259

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R		3,367,514

1,908	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		1,874,019

2,920	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R		2,865,425

2,355	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R		2,284,421

985	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–		1,079,787

27,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R		24,341,040

4,320	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R		4,538,635

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32 (WI/DD, Settling 5/03/12)	6/22 at 100.00	N/R		1,792,026
3,630	7.000%, 6/01/42 (WI/DD, Settling 5/03/12)	6/22 at 100.00	N/R		3,625,172
4,125	7.125%, 6/01/47 (WI/DD, Settling 5/03/12)	6/22 at 100.00	N/R		4,112,996

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
$1,000	18.721%, 1/01/18 (IF) (6)	No Opt. Call	AA	$1,451,440
1,250	18.721%, 1/01/18 (IF) (6)	No Opt. Call	AA	1,814,300
3,500	17.721%, 1/01/18 (IF) (6)	No Opt. Call	AA	4,641,840

1,510	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R	1,510,136

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
258	0.000%, 4/21/14 (Alternative Minimum Tax) (4), (12)	No Opt. Call	N/R	25,800
1,310	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,113,487

2,605	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	7/12 at 100.00	N/R	2,604,766

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,062,172
3,400	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,291,132
8,750	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	7,833,088

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
6,910	5.400%, 12/01/27	12/17 at 100.00	N/R	5,739,792
9,465	5.450%, 12/01/34	12/17 at 100.00	N/R	7,424,062

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	92,021
65	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	53,954
2,200	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,783,078

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	3,776,550
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,730,519

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,550,740

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,942,374

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
3,500	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	3,546,900
2,500	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	2,435,725

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006:
2,385	5.125%, 12/01/24 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,442,216
500	4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	484,125

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,295	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	BBB	4,057,316
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB	18,366,494
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	25,358
10,865	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	3,400,202

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
32,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	14,250,240
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB	9,997,430
23,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB	6,472,120

Nuveen Investments	95

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
$3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB		$1,304,460
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	BBB		3,423,240
1,000	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	BBB		276,040

665	Eagle Ranch Metropolitan District, Eagle County, Colorado, General Obligation Refunding Bonds, Series 2011, 5.500%, 12/01/28	12/21 at 100.00	BBB+		726,306

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
300	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R		267,195
665	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		562,424
15,875	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		12,401,391

3,553	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		2,532,401

3,385	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		2,946,304

4,329	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,701,771

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R		1,510,949

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R		5,879,135

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R		802,427

4,945	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R		4,926,951

6,923	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		5,236,903

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		704,278

724	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		569,868

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		1,017,030
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R		1,680,542

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R		3,695,811

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		1,971,739

1,618	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,343,814

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(7)	832,909

2,670	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		2,197,544

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		834,820
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R		1,803,591

2,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,613,438

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/12 at 100.00	N/R		1,555,353

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,131	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	$2,057,225

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
4,965	5.250%, 12/15/21	12/16 at 100.00	N/R	4,920,365
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R	10,347,431

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A	752,441
20,555	6.500%, 11/15/38	No Opt. Call	A	25,513,894

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	4,655,520
2,500	6.000%, 1/15/34	7/20 at 100.00	Baa3	2,782,900

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,714,070

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,668,925

1,228	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R	1,240,783

1,336	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	952,234

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,500	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,360,845
1,255	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	1,078,434

2,295	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35	12/20 at 100.00	N/R	2,439,310

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31	12/17 at 100.00	N/R	1,885,425

1,320	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,104,352

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,835,116

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,047,561

6,455	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,642,647

9,746	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 7.000%, 12/01/33	12/14 at 100.00	N/R	9,296,343

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,091,095

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	6,204,260

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,303	6.000%, 12/01/25	12/15 at 100.00	N/R	2,067,656
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	4,122,788
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	7,040,040

2,086	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,103,210

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R	1,347,554

Nuveen Investments	97

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
$500	6.250%, 12/01/25	12/15 at 100.00	N/R	$449,630
893	6.375%, 12/01/35	12/15 at 100.00	N/R	755,773
573,766	Total Colorado			443,612,486
	Connecticut – 1.4%

12,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	13,216,893

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	235,700

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,336,825
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,789,269

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
957	7.000%, 4/01/22	4/20 at 100.00	N/R	1,072,223
37,720	7.875%, 4/01/39	4/20 at 100.00	N/R	42,081,186

	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B:
4,100	5.700%, 9/01/12 (8)	5/12 at 100.00	N/R	1,586,659
13,000	5.750%, 9/01/18 (8)	5/12 at 100.00	N/R	5,103,150
16,000	5.750%, 9/01/27 (8)	5/12 at 100.00	N/R	6,273,600

11,750	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36 (8)	9/16 at 100.00	N/R	4,606,940

	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A:
2,500	6.500%, 9/01/31 (8)	12/17 at 100.00	N/R	985,800
10,670	5.750%, 9/01/34 (8)	11/17 at 100.00	N/R	4,182,747

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011A, 7.000%, 4/01/41	4/21 at 100.00	N/R	5,201,150
119,002	Total Connecticut			89,672,142
	Delaware – 0.2%

8,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	8,281,600

2,110	Kent County, Delaware, Revenue Bonds, Charter School, Inc. Project, Refunding Series 2011, 7.375%, 5/01/37	5/21 at 100.00	BBB–	2,371,703

1,430	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,531,273
11,540	Total Delaware			12,184,576
	District of Columbia – 0.6%

3,500	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/12 at 100.00	Baa1	3,514,525

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,230	18.694%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	1,639,738
2,450	18.757%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	3,269,035

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,192,475

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,782,981

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)
$2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	$2,992,327
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,110,660

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	169,489

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	22.823%, 10/01/37 (IF) (6)	4/21 at 100.00	A–	3,678,900
1,250	22.823%, 10/01/41 (IF) (6)	4/21 at 100.00	A–	1,813,450
1,750	22.823%, 10/01/41 (IF) (6)	4/21 at 100.00	A–	2,538,830

	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163:
3,000	17.170%, 4/01/33 (IF)	4/15 at 100.00	AA–	3,358,920
2,375	17.170%, 4/01/33 (IF)	4/15 at 100.00	AA–	2,659,145

5,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.285%, 4/01/31 – AGM Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA–	5,626,400

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA–	1,157,062
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA–	578,844
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA–	1,631,696
40,270	Total District of Columbia			40,714,477
	Florida – 12.4%

5,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Mandatory Paydown TEMP-80 Series 2011B-1, 7.375%, 11/15/19	11/14 at 100.00	N/R	5,018,600

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	10,757,209
10,700	8.125%, 11/15/41	11/21 at 100.00	N/R	11,085,307

3,975	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,405,860

3,125	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,185,219

2,545	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (9)	5/15 at 101.00	N/R	1,789,288

5,520	Ave Maria Stewardship Community Development District, Florida, Bond Anticipation Bonds, Series 2006, 4.800%, 11/01/12	No Opt. Call	N/R	5,383,380

20,700	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	17,538,903

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (5)	5/15 at 101.00	N/R	13,962,322

19,380	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37 (5)	5/16 at 100.00	N/R	9,717,132

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	2,766,203

2,130	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,951,016

13,740	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	14,113,453

10,070	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	10,447,726

Nuveen Investments	99

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,555	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	$7,786,863

1,945	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	2,035,870

3,670	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,934,165

2,010	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36 (10)	5/15 at 101.00	N/R	1,721,223

2,810	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,315,468

5,775	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	4,911,869

1,750	Boyton Beach, Florida, Clipper Cove Apartments Multifamily Housing Mortgage Revenue Bonds, Refunding Series 2002, 5.750%, 1/01/28 – ACA Insured	1/13 at 100.00	BB	1,609,108

9,090	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	7/12 at 100.00	N/R	8,864,477

4,240	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured	10/12 at 101.00	BBB	4,162,323

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,487,675

1,420	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,434,598

3,040	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,281,581

3,000	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,868,390

3,705	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,647,573

970	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,021,226

3,250	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,726,848

2,855	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	2,879,125

1,760	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/12 at 100.00	N/R	1,759,701

475	Duval County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Eagles Pointe North, Series 1997A, 5.700%, 7/01/27 – NPFG Insured	7/12 at 100.00	BBB	474,981

5,620	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	5,281,732

3,195	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,401,043

6,490	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	6,867,653

4,625	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,646,368

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15 (5)	No Opt. Call	N/R	1,594,140

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$635	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	$576,764

4,125	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	3,828,619

1,970	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,656,376

4,615	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	4,942,988

7,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB+	7,493,640

	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1:
1,320	6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	N/R	1,321,307
3,295	7.000%, 2/01/35 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	N/R	3,297,998

4,300	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,567,245

1,800	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Refunding Series 2012A, 5.000%, 10/01/30	10/22 at 100.00	A1	1,970,568

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,607,013

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 101.00	N/R	990,020

6,950	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,230,085

5,235	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,276,147

4,105	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,660,511

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.031%, 5/15/15 (IF)	No Opt. Call	AA–	6,398,376

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 17.751%, 5/15/15 (IF)	No Opt. Call	AA–	3,817,630

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.271%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,572,425

3,670	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	3,326,855

7,110	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/13 at 100.00	N/R	7,110,640

2,330	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/34	5/14 at 101.00	N/R	2,361,711

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
5,810	18.358%, 11/01/32 (IF) (6)	11/17 at 100.00	A	6,782,885
2,865	18.362%, 11/01/38 (IF) (6)	11/17 at 100.00	A	3,170,151

11,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	11,924,573

Nuveen Investments	101

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 17.595%, 4/01/35 (IF) (6)	10/21 at 100.00	Aa2	$3,598,573

3,470	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,619,071

10,645	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	9,040,905

2,170	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,586,205

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
2,655	6.100%, 5/01/23	5/14 at 101.00	N/R	2,691,958
4,375	6.250%, 5/01/34	5/14 at 101.00	N/R	4,423,738

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
3,500	5.250%, 11/01/33	11/22 at 100.00	N/R	3,394,720
5,000	5.750%, 11/01/42	11/22 at 100.00	N/R	4,908,300

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (5)	5/17 at 100.00	N/R	277,317

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (5)	No Opt. Call	N/R	981,191

1,880	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,959,919

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,435	5.250%, 6/15/27	6/17 at 100.00	BB+	9,993,182
20,120	5.375%, 6/15/37	6/17 at 100.00	BB+	18,521,667

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,460	9.000%, 12/01/30	12/18 at 104.00	N/R	7,674,102
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	15,943,885

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (6)	4/17 at 100.00	A	6,986,048
23,920	5.000%, 4/01/37 (UB) (6)	4/17 at 100.00	A	24,341,231

310	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	251,205

10,625	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	10,052,631

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (5)	No Opt. Call	N/R	1,700,850

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/12 at 100.00	BB+	8,555,775

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	6/12 at 100.00	BB+	311,119

830	Mediterra North Community Development District, Bonita Springs, Lee County, Florida, Capital Improvement Revenue Bonds, Series 2001A, 6.800%, 5/01/31	5/30 at 100.00	N/R	830,681

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.448%, 10/01/41 (IF) (6)	10/20 at 100.00	A2	4,109,818

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.470%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA–	4,099,060

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 20.133%, 6/01/17 – AGM Insured (IF)	No Opt. Call	AA–	$4,311,383

32,815	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997B, 0.000%, 10/01/33 – NPFG Insured	7/12 at 31.18	A+	9,632,843

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	A+	264,033
3,265	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	A+	741,579
6,425	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	A+	1,373,794
9,510	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	A+	1,898,767

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
2,065	17.355%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	2,763,115
3,750	17.375%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	5,019,300

	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011:
1,500	7.250%, 10/01/34	10/21 at 100.00	BBB	1,749,765
12,350	7.250%, 10/01/40	10/21 at 100.00	BBB	14,356,011

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
325	6.000%, 5/01/24	5/14 at 100.00	N/R	328,962
14,250	6.250%, 5/01/37	5/14 at 100.00	N/R	14,388,510

7,690	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,797,660

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,280,564

3,455	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,866,648

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (5)	5/17 at 100.00	N/R	634,499

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (5)	No Opt. Call	N/R	1,163,016

1,955	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,831,620

1,020	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,007,362

5,865	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,918,154

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	6/12 at 101.00	BBB–	597,451
2,200	5.625%, 12/01/31	6/12 at 101.00	BBB–	2,203,454

5,590	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,656,302

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,270,873

14,400	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/13 at 100.00	N/R	12,883,824

2,735	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,798,399

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	550,154

Nuveen Investments	103

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
$4,000	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	BBB	$4,111,520
14,010	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	14,290,200

2,665	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,595,870

4,535	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,997,421

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,257,410

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A:
3,500	7.375%, 5/01/33 (5)	5/13 at 100.00	N/R	3,570,385
1,550	7.375%, 5/01/33 (5)	5/13 at 100.00	N/R	761,314

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (5)	5/13 at 101.00	N/R	884,957

620	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 11/01/13 (5)	No Opt. Call	N/R	217,025

	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004:
2,140	5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	BBB	2,191,959
455	5.000%, 10/01/38 – NPFG Insured	10/14 at 101.00	BBB	461,183

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,550	5.625%, 7/01/27	7/17 at 100.00	N/R	3,636,815
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,698,075
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	1,901,196

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,225	5.750%, 10/01/22	10/17 at 100.00	BBB–	3,419,210
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,115,710
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	21,163,748

8,570	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	5,993,601

2,255	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,338,818

8,850	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.333%, 2/15/28 (IF)	8/17 at 100.00	AA	9,427,374

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	16.498%, 8/15/23 (IF)	8/17 at 100.00	AA	951,300
6,250	14.999%, 8/15/42 (IF)	8/17 at 100.00	AA	7,344,750

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,130	15.338%, 8/15/15 (IF) (6)	No Opt. Call	AA	2,790,513
3,835	15.355%, 8/15/15 (IF) (6)	No Opt. Call	AA	4,937,179

1,260	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	1,084,306

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	2,002,320

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,990,305
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,654,820

965	Stoenbrier Community Development District, Hillsborough County Florida, Special Assessment Bonds, Series 2006, 5.500%, 5/01/37	5/16 at 100.00	N/R	898,212

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
$555	6.750%, 11/01/27	11/18 at 100.00	N/R	$578,654
2,730	7.850%, 11/01/41	11/18 at 100.00	N/R	2,896,257

41,730	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	35,173,800

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
4,075	6.375%, 5/01/17	No Opt. Call	N/R	1,768,143
13,170	6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	5,650,852
15,150	6.550%, 5/01/27 (5)	5/18 at 100.00	N/R	6,485,715
16,870	5.250%, 5/01/39 (5)	5/17 at 100.00	N/R	7,236,724
68,270	6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	29,159,482

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (5)	5/16 at 100.00	N/R	6,957,195

3,100	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2002A, 6.750%, 5/01/34	5/14 at 100.00	N/R	3,129,915

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12 (5)	No Opt. Call	N/R	766,901
1,000	5.350%, 5/01/17 (5)	No Opt. Call	N/R	504,740
1,500	5.550%, 5/01/39 (5)	5/17 at 100.00	N/R	757,500

3,675	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/13 at 101.00	BBB	3,633,215

1,875	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2004A, 5.125%, 11/01/36 – NPFG Insured	11/14 at 101.00	BBB	1,840,350

3,050	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,838,818

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
9,765	6.000%, 5/01/23	5/13 at 101.00	N/R	9,732,385
27,845	6.125%, 5/01/35	5/13 at 101.00	N/R	27,158,064
948,890	Total Florida			802,817,544
	Georgia – 1.6%

6,175	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	6,947,678

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	3,288,840

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	493,970

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	6/12 at 100.00	BB	804,800
95	5.375%, 12/01/28	6/12 at 100.00	BB	80,896

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	12,240,585

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	13,857,426

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,506,578
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	3,317,017

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,671,742
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,548,140
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,730,370

Nuveen Investments	105

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
$3,500	5.000%, 7/01/27	7/17 at 100.00	N/R	$2,995,055
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	6,356,800
29,400	5.125%, 7/01/42	7/17 at 100.00	N/R	22,942,290

1,360	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,403,194

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 101.00	N/R	191,636

6,195	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006A, 5.500%, 9/15/28	No Opt. Call	A	6,896,088

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/17	No Opt. Call	A	810,863
104,195	Total Georgia			101,083,968
	Guam – 0.7%

6,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.875%, 12/01/40	12/20 at 100.00	B	6,396,300

	Guam Government, General Obligation Bonds, 2009 Series A:
6,000	6.750%, 11/15/29	11/19 at 100.00	B+	6,511,620
29,930	7.000%, 11/15/39	11/19 at 100.00	B+	32,766,765
41,930	Total Guam			45,674,685
	Hawaii – 0.2%

4,085	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,754,605

8,425	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	11/12 at 100.00	B	7,858,419

955	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	6/12 at 100.00	B	955,201

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33 (WI/DD, Settling 5/16/12)	5/22 at 100.00	N/R	1,103,311
3,000	5.750%, 5/15/42 (WI/DD, Settling 5/16/12)	5/22 at 100.00	N/R	3,008,970
17,565	Total Hawaii			16,680,506
	Idaho – 0.1%

3,920	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,292,478

1,000	Idaho Housing and Finance Association Nonprofit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	1,020,330

5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (4), (12)	12/16 at 100.00	N/R	—
10,675	Total Idaho			5,312,808
	Illinois – 8.4%

3,365	Bellwood, Illinois, General Obligation Bonds, Series 2006, 4.500%, 12/01/29 – SYNCORA GTY Insured	12/16 at 100.00	N/R	3,119,355

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	5,402,684

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,536,840

3,780	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,439,913

2,905	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,838,737

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$931	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	$908,405

12,000	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 5.950%, 6/15/23	12/12 at 100.00	N/R	12,028,440

6,165	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/12 at 100.00	N/R	6,164,630

8,325	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (5)	12/12 at 100.00	N/R	4,469,360

535	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	7/12 at 100.00	N/R	536,161

11,850	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB	12,855,117

2,469	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,191,435

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	7/12 at 32.08	N/R	71,824

677	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/14 at 102.00	N/R	545,811

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,348,304
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,639,461
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,120,980

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (5)	No Opt. Call	N/R	1,750,500

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,614,200

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,798,366

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	790,932

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	2,049,200

3,000	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	2,958,090

2,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	2,163,420

8,940	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB	9,698,291

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BBB+	217,364

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,400	7.750%, 5/15/30	5/20 at 100.00	N/R	3,547,220
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	10,487,700
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	11,143,181

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	4,587,501

Nuveen Investments	107

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
$1,500	17.786%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA–	$1,914,900
1,625	17.319%, 2/15/39 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	1,975,350
2,495	17.319%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	3,032,922
550	17.710%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	668,041
625	17.786%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	759,750

935	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	861,995

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
6,670	5.000%, 4/01/31	4/16 at 100.00	Baa3	5,576,587
9,250	5.000%, 4/01/36	4/16 at 100.00	Baa3	7,462,623

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,178,440

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
3,825	5.000%, 8/15/26	8/16 at 100.00	N/R	3,688,409
7,060	5.100%, 8/15/31	8/16 at 100.00	N/R	6,631,952

15,630	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	11,324,873

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
315	5.250%, 5/15/15	No Opt. Call	N/R	320,563
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,822,541
9,700	5.750%, 5/15/38	5/17 at 100.00	N/R	9,115,381
350	5.400%, 5/15/38	5/12 at 100.00	N/R	312,715

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 17.721%, 5/01/26 (IF) (6)	5/20 at 100.00	AA	4,300,625

34,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	37,745,415

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	19.476%, 2/15/19 (IF)	No Opt. Call	AA–	700,622
625	19.476%, 2/15/31 (IF)	8/19 at 100.00	AA–	880,750

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (6)	11/17 at 100.00	A	2,046,642

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.301%, 11/15/33 (IF) (6)	11/17 at 100.00	A	1,511,246
4,880	20.317%, 5/15/39 (IF) (6)	5/20 at 100.00	A	7,305,506
1,750	20.322%, 5/15/39 (IF) (6)	5/20 at 100.00	A	2,620,030
4,385	20.342%, 5/15/39 (IF) (6)	5/20 at 100.00	A	6,565,047

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	13,474,343

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,245,009

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	10,290,476

10,685	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	10,658,822

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (6)	11/18 at 100.00	A2	11,413,362

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (6)	11/18 at 100.00	A2	3,093,223

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (6)	5/19 at 100.00	A2	6,813,791

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
$300	22.117%, 11/01/39 (IF) (6)	5/19 at 100.00	A2	$571,428
315	22.941%, 11/01/39 (IF) (6)	5/19 at 100.00	A2	599,637
815	23.049%, 11/01/39 (IF) (6)	5/19 at 100.00	A2	1,589,796
1,065	23.065%, 11/01/39 (IF) (6)	5/19 at 100.00	A2	2,032,766
3,067	23.105%, 11/01/39 (IF) (6)	5/19 at 100.00	A2	5,858,951
250	23.118%, 11/01/39 (IF) (6)	5/19 at 100.00	A2	477,710

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB+	720,291
23,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	25,586,580

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
665	21.159%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA–	1,005,167
1,030	21.274%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA–	1,559,873

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.476%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,220,022

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
3,025	19.662%, 2/15/19 (IF) (6)	No Opt. Call	AA–	4,287,635
4,250	19.662%, 2/15/35 (IF) (6)	2/21 at 100.00	AA–	6,023,950

3,470	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,574,204

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
1,160	5.000%, 6/01/12 (5)	No Opt. Call	Ca	997,600
50	5.000%, 6/01/13 (5)	No Opt. Call	Ca	43,000
1,060	5.000%, 6/01/13 (5)	No Opt. Call	N/R	911,600
1,225	5.000%, 6/01/13 (5)	No Opt. Call	Ca	1,053,500
1,290	5.000%, 6/01/14 (5)	No Opt. Call	Ca	1,109,400
1,040	5.000%, 6/01/16 (5)	No Opt. Call	N/R	894,400
7,000	5.500%, 6/01/19 (5)	6/14 at 100.00	Ca	6,020,000
14,390	5.125%, 6/01/35 (5)	6/14 at 100.00	Ca	12,375,400

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	11/13 at 100.00	N/R	2,602,886

2,190	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.107%, 2/01/33 (IF)	8/18 at 100.00	AA	2,420,279

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (6)	4/16 at 100.00	AA+	22,419,166

	Illinois State, General Obligation Bonds, Series 2012A:
1,700	5.000%, 3/01/36	3/22 at 100.00	A+	1,791,052
1,600	5.000%, 3/01/37	3/22 at 100.00	A+	1,681,760

23,435	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	16,310,526

	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260	5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	CCC	3,453,348
3,000	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC	1,986,000
10,915	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	7,231,078

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
495	5.250%, 1/01/25	1/16 at 100.00	CCC	324,997
1,745	5.250%, 1/01/36	1/16 at 100.00	CCC	1,156,778

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5)	7/18 at 100.00	N/R	2,734,694

Nuveen Investments	109

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$9,300		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 17.966%, 6/15/42 (IF)	6/20 at 100.00	AAA	$11,744,412

3,242		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,293,775

4,775		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,028,190

5,680		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	5,443,598

5,790		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,676,632

2,134		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,168,635

4,291		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,358,626

3,660		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,242,321

—	(11)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	184

2,700		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	7/12 at 100.00	N/R	2,301,048

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,855		6.950%, 1/01/21	1/18 at 100.00	N/R	2,899,909
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	2,000,020

3,610		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,692,380

3,140		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,211,655

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	967,550

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,151,800

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,868,913

7,707		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	6,468,408

2,275		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,951,882

770		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	710,910

3,120		Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	3,073,512

3,484		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,560,056

2,325		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,562,772

7,285		Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	7,143,525

3,195		Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,672,266
555,693		Total Illinois			541,153,826

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 2.4%

$1,695	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	$1,873,128

1,065	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,100,049

5,520	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	4,706,628

835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	7/12 at 100.00	B–	780,708

7,310	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29	8/16 at 100.00	Baa2	7,494,504

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.851%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	2,884,685

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.700%, 4/15/17 (IF)	No Opt. Call	Aa3	6,119,850

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	2,613,720

1,590	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB	1,669,802

1,330	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB	1,413,564

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,250	18.615%, 6/01/17 (IF) (6)	No Opt. Call	AA	1,704,850
3,085	18.642%, 6/01/17 (IF) (6)	No Opt. Call	AA	4,207,107
1,460	18.706%, 6/01/17 (IF) (6)	No Opt. Call	AA	1,990,798
5,000	15.478%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	6,819,400
330	18.615%, 12/01/32 (IF) (6)	12/19 at 100.00	AA	450,080

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
1,500	17.595%, 5/15/31 (IF) (6)	11/16 at 100.00	AA+	1,781,100
2,750	17.803%, 5/15/31 (IF) (6)	11/16 at 100.00	AA+	3,265,350

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	A–	2,083,000

1,450	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	1,494,820

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	11,151,600

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.206%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	452,798
2,500	19.206%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,651,600
6,250	19.206%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	9,129,000
4,995	20.192%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	7,499,993

990	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury House Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22)	7/12 at 100.00	Baa1	990,248

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,585,278

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (5)	3/15 at 102.00	N/R	1,275,014

Nuveen Investments	111

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	BB–	$5,709,660

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	437,835
2,500	5.375%, 2/15/34 (5)	2/15 at 100.00	N/R	357,125

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,169,417

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/12 at 100.00	N/R	230,069

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	5,850,250
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,807,350

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	2,003,280
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	15,005,400
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	29,580,535
146,103	Total Indiana			157,339,595
	Iowa – 0.5%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	12,030,000

5,575	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,642,179

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
11,425	5.500%, 6/01/42	6/15 at 100.00	B+	9,333,540
2,075	5.625%, 6/01/46	6/15 at 100.00	B+	1,692,723

1,000	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,008,220

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	BBB–	2,212,425
34,325	Total Iowa			31,919,087
	Kansas – 0.1%

5,495	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	5,172,169

1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	919,480

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (5)	No Opt. Call	N/R	519,860
4,780	5.000%, 3/01/26 (5)	3/16 at 100.00	N/R	2,409,741

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (5)	12/16 at 100.00	N/R	1,117,060
15,065	Total Kansas			10,138,310
	Kentucky – 0.4%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	9,173,360

3,070	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Tender Option Bond Trust 1068, 17.989%, 8/15/46 (WI/DD, Settling 5/03/12) (IF)	8/21 at 100.00	AA–	3,976,571

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

$1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–		$1,108,480

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3		1,075,150

5,215	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	A–	(7)	6,637,131

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–		2,217,901
20,475	Total Kentucky				24,188,593
	Louisiana – 1.5%

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (4), (12)	No Opt. Call	N/R		1,500

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,000	6.250%, 7/01/31	7/21 at 100.00	Baa2		2,293,640
22,500	6.375%, 7/01/41	7/21 at 100.00	Baa2		25,377,975

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4), (5), (12)	No Opt. Call	N/R		355,598

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (5)	No Opt. Call	N/R		2,775,755

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB		1,120,620

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
505	7.750%, 12/15/31	12/21 at 100.00	N/R		520,801
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R		7,670,174

6,900	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–		7,870,071

13,440	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–		14,824,589

660	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R		705,936

9,725	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R		9,363,619

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5)	12/17 at 100.00	N/R		2,736,092

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
3,315	20.123%, 10/01/40 (IF) (6)	10/20 at 100.00	A3		4,516,654
1,375	20.135%, 10/01/40 (IF) (6)	10/20 at 100.00	A3		1,873,740

9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1		9,150,570

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1		2,287,200
600	6.750%, 5/15/41	5/21 at 100.00	Baa1		696,702

Nuveen Investments	113

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4), (5), (12)	11/12 at 100.00	N/R	$585,143

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4), (5), (12)	10/12 at 100.00	N/R	493,655
113,573	Total Louisiana			95,220,034
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Baa3	2,626,439
6,500	7.000%, 7/01/41	7/21 at 100.00	Baa3	7,394,920

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	10/12 at 100.00	B2	3,950,277
12,750	Total Maine			13,971,636
	Maryland – 1.7%

7,850	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	7,472,415

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	503,020

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	19,214,179

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
1,120	5.250%, 4/01/27	4/17 at 100.00	N/R	1,014,810
1,000	5.250%, 4/01/33	4/17 at 100.00	N/R	853,520

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.694%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	5,622,141

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,531,651

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
940	16.464%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	988,861
1,710	16.668%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	1,800,562

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R	1,700,815
54,100	5.000%, 12/01/31	12/16 at 100.00	N/R	35,595,636

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	2,088,528

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/12 at 100.00	N/R	3,526,731

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB	1,546,725

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (5)	1/17 at 100.00	N/R	299,993
6,260	5.500%, 7/01/38 (5)	1/17 at 100.00	N/R	2,503,937

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	3,668,614

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland (continued)

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
$380	5.375%, 7/01/14	7/12 at 100.00	B3		$380,137
15,475	5.300%, 7/01/24	7/12 at 100.00	B3		14,410,939
135,485	Total Maryland				110,723,214
	Massachusetts – 0.7%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3		9,213,127

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R		1,405,315

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		1,896,100

435	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		449,651

1,685	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,659,337

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB		4,132,555

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (5)	1/18 at 100.00	N/R		58,786
5,300	6.500%, 1/15/38 (5)	1/18 at 100.00	N/R		52,364

45	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.500%, 7/01/12	No Opt. Call	N/R		45,438

430	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R	(7)	438,669

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		3,397,205
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R		354,236

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	10/12 at 100.00	BB–		2,750,660

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–		1,896,940

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (4), (5), (12)	7/14 at 100.00	D		673,200

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
4,425	6.250%, 7/01/24 (4), (5), (12)	7/14 at 100.00	D		1,593,000
10,555	6.375%, 7/01/34 (4), (5), (12)	7/14 at 100.00	D		3,799,800

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W, 19.974%, 6/01/41 (IF) (6)	6/20 at 100.00	AA–		2,994,800

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,075	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R		1,034,784
285	5.000%, 1/01/21 – AMBAC Insured	7/12 at 100.00	N/R		268,501
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R		3,880,160
4,350	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R		3,847,619
73,360	Total Massachusetts				45,842,247

Nuveen Investments	115

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 3.2%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
$3,635	6.000%, 11/01/28	11/18 at 100.00	BBB–	$3,538,600
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	4,771,133

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	950,334

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,530,413

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
3,680	5.000%, 11/01/26	11/16 at 100.00	BB–	3,072,248
3,750	5.250%, 11/01/31	11/16 at 100.00	BB–	3,054,075
3,090	5.250%, 11/01/36	11/16 at 100.00	BB–	2,412,765

1,095	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	10/12 at 100.00	N/R	1,025,040

795	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	10/12 at 100.00	N/R	795,811

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 17.840%, 5/01/29 – AGM Insured (IF) (6)	No Opt. Call	Aa2	7,937,339

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.116%, 5/01/27 – AGM Insured (IF)	No Opt. Call	Aa2	9,278,500

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
2,100	5.650%, 11/01/25	11/15 at 100.00	B+	1,685,166
500	5.750%, 11/01/30	11/15 at 100.00	B+	382,820
2,425	5.750%, 11/01/35	11/15 at 100.00	B+	1,788,171

7,100	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/12 at 100.00	B–	6,050,265

2,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Tender Option Bond Trust 4068, 17.781%, 7/01/15 (IF) (6)	No Opt. Call	AA+	2,909,200

	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789:
1,750	17.971%, 5/01/18 (IF) (6)	No Opt. Call	AA	2,247,700
2,500	17.971%, 5/01/18 (IF) (6)	No Opt. Call	AA	3,211,000

6,350	Detroit, Michigan, General Obligation Bonds, Limited Tax Capital Improvement Series 2008-A1, 5.000%, 4/01/16	No Opt. Call	B	5,825,046

1,000	Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22 – NPFG Insured	10/12 at 100.00	BBB	976,800

	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,225	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,248,199
1,400	4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	1,309,056

1,485	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Senior Lien Bonds, Series 2003C, 5.000%, 7/01/28 – NPFG Insured	7/16 at 100.00	A	1,503,563

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	784,666

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	3,244,885

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	6,722,614
14,145	5.000%, 8/15/38	8/17 at 100.00	N/R	11,203,689

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25	1/15 at 100.00	N/R	$1,003,450

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,990	5.700%, 10/01/21	No Opt. Call	N/R	2,027,651
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,178,884
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	7,144,900

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	BB	1,536,165
9,000	8.000%, 7/15/41	7/21 at 100.00	BB	9,221,760

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BBB–	1,047,650

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,560,272

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,306,960

4,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BBB–	4,479,000

5,845	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (6)	7/15 at 100.00	AA	5,956,990

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
75	7.500%, 10/01/12	No Opt. Call	Caa2	72,971
2,900	7.900%, 10/01/21	10/12 at 100.00	Caa2	2,708,571
10,550	8.000%, 10/01/31	10/12 at 100.00	Caa2	9,588,684

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	946,450

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,520,426

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	844,640

3,655	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,340,341

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
320	7.250%, 4/01/20	No Opt. Call	BB+	344,378
1,140	8.000%, 4/01/30	4/20 at 100.00	BB+	1,235,657
500	8.000%, 4/01/40	4/20 at 100.00	BB+	534,970

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,288,666

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,109,848
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	10,082,352

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	10/12 at 100.00	BB+	570,348

4,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB+	4,787,104

Nuveen Investments	117

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
$1,070	5.000%, 11/01/15	No Opt. Call	BB+	$1,059,856
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,617,534
750	6.750%, 5/01/21	No Opt. Call	BB+	793,763
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	4,256,857
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	3,205,876
1,615	7.750%, 5/01/31	5/21 at 100.00	BB+	1,732,201
6,900	5.500%, 11/01/35	11/15 at 100.00	BB+	5,777,232
3,460	8.000%, 5/01/41	5/21 at 100.00	BB+	3,736,143

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB+	2,169,808
209,520	Total Michigan			204,247,456
	Minnesota – 1.1%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	N/R	1,040,290

10,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	12,111,099

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,097,567

3,500	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	10/12 at 100.00	BB	3,509,275

9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	9,513,698

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	425,264
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	963,390

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,036,490

2,260	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	6/12 at 100.00	B2	2,259,684

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,048,650
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,060,190

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	598,500

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,580,370

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,551,184

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,548,512

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	465,897

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/13 at 100.00	N/R	1,604,128

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
415	6.625%, 12/01/23	6/14 at 102.00	N/R	429,583
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,158,351

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
$400	5.750%, 9/01/26	9/14 at 102.00	N/R	$391,564
500	6.000%, 9/01/36	9/14 at 102.00	N/R	483,210

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,317,667

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,134,308

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	777,307
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,087,616

2,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	2,256,789

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,743,038
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,825,620

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,411,137

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,366,095
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	685,896

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,019,380
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,364,400
73,130	Total Minnesota			74,866,149
	Mississippi – 0.1%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/13 at 100.00	Ba3	240,507

4,865	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (5)	2/21 at 102.00	N/R	3,804,625

1,685	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,327,452
6,850	Total Mississippi			5,372,584
	Missouri – 1.2%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	247,010
600	5.625%, 3/01/25	3/16 at 100.00	N/R	564,654

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	204,464
600	5.250%, 8/01/31	8/14 at 100.00	N/R	608,022

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	545,473
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,431,050

Nuveen Investments	119

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,606,039

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,307,982

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,687,927

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,870	5.150%, 6/01/16	6/14 at 102.00	N/R	1,911,047
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,829,420

17,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	13,615,980

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,470,855

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A–	522,500

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	555,830

5,635	Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	3/14 at 102.00	N/R	4,274,598

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,197,564
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	3,012,944

7,500	Saint Louis Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Councils Towers Apartments, Series 2010B, 7.250%, 12/15/13	9/12 at 100.00	N/R	7,535,400

9,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,181,260

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	7/12 at 100.00	N/R	1,382,102

2,076	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	10/12 at 100.00	N/R	1,836,824

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/12 at 100.00	N/R	1,819,204

1,427	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	5/12 at 100.00	N/R	1,100,031

1,447	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	9/12 at 100.00	N/R	1,222,310

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,522,222

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	503,195
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	982,600

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,980,580

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	613,521

1,500	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	1,427,235

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
$1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	$810,690
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,864,000
87,531	Total Missouri			75,374,533
	Montana – 0.4%

10,140	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/12 at 100.00	B+	10,203,882

15,036	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	6/12 at 100.00	N/R	15,032,692
25,176	Total Montana			25,236,574
	Nebraska – 0.2%

11,500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A1	11,553,360
	Nevada – 1.0%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 19.967%, 1/01/36 (IF)	1/20 at 100.00	A+	6,262,630

1,190	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,228,984

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 17.904%, 1/01/18 (IF)	No Opt. Call	A+	1,328,816

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (5)	7/12 at 100.00	N/R	10
41,800	7.375%, 1/01/40 (5)	7/12 at 100.00	N/R	418

1,580	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,533,501

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	961,780

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,472,400

3,135	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,175,818

	Las Vegas, Nevada, Special Improvement District 808 and 810, Summerlin Village 23B, Local Improvement and Refunding Bonds, Series 2007:
1,610	5.875%, 6/01/21	6/12 at 100.00	N/R	1,594,850
11,270	6.125%, 6/01/31	6/12 at 100.00	N/R	10,704,697

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
505	6.000%, 8/01/27	4/15 at 102.00	N/R	461,585
2,530	6.150%, 8/01/37	4/15 at 102.00	N/R	2,183,339

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,306,250

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,165	6.500%, 9/01/20	9/18 at 100.00	N/R	2,256,991
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	2,033,680

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,975	6.500%, 6/15/20	6/18 at 100.00	B2	7,047,819
15,590	6.750%, 6/15/28	6/18 at 100.00	B2	15,112,790
105,010	Total Nevada			62,666,358

Nuveen Investments	121

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.0%

$200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	$201,576
	New Jersey – 3.0%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/12 (13)	No Opt. Call	N/R	674,096

8,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	7,727,588

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,004,000

1,180	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,312,880

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/12 at 100.00	N/R	958,810

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	11/12 at 100.00	N/R	419,659

640	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	10/12 at 100.00	B–	597,498

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	9/12 at 100.00	B	2,004,860

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	1,505,670
5,210	7.000%, 11/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B	5,229,694

7,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Mandatory put 6/01/13) (Alternative Minimum Tax)	6/13 at 100.00	B	8,043,675

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,631,025

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	A–	2,914,584

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
1,575	18.460%, 7/01/38 – AGC Insured (IF)	1/14 at 100.00	AA–	1,764,126
1,815	18.935%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	2,470,106
1,250	18.960%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	1,701,800
5,000	18.960%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	6,807,200

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BBB–	1,121,830

23,630	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	24,846,945

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002:
1,320	6.500%, 7/01/21	7/12 at 101.00	BB+	1,334,771
1,500	6.625%, 7/01/31	7/12 at 101.00	BB+	1,506,915

28,215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	32,268,367

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
$590	5.500%, 7/01/23	7/13 at 100.00	Ba2	$591,741
4,110	5.500%, 7/01/33	7/13 at 100.00	Ba2	4,019,210

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	7/12 at 100.00	N/R	1,956,800

980	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Barnabas Healthcare System, Series 1998B, 4.750%, 7/01/28 – NPFG Insured	7/12 at 100.00	BBB	980,176

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.486%, 6/01/16 (IF)	No Opt. Call	AA–	2,041,934

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA–	46,026,314

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
31,000	4.750%, 6/01/34	6/17 at 100.00	B2	24,199,530
7,025	5.000%, 6/01/41	6/17 at 100.00	B2	5,571,598
194,652	Total New Jersey			193,233,402
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,502,261
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,448,146

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,210	5.500%, 9/01/16	No Opt. Call	N/R	1,200,719
1,655	5.750%, 9/01/21	9/16 at 100.00	N/R	1,529,700
9,050	6.000%, 9/01/32	9/16 at 100.00	N/R	7,752,683

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,222,701
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,382,626
19,500	Total New Mexico			18,038,836
	New York – 3.7%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	802,515

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
12,430	0.000%, 7/15/32	No Opt. Call	BBB–	4,214,019
5,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,509,556
19,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	22,015,325

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	502,330

5,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	5,481,750

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
14,050	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	14,253,023
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	5,037,922
12,600	8.000%, 8/01/28	8/16 at 101.00	N/R	12,876,822
7,500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	7,665,000

Nuveen Investments	123

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
$2,425	5.625%, 10/01/17	No Opt. Call	N/R	$1,262,407
12,570	5.750%, 10/01/27	10/17 at 100.00	N/R	6,404,792
28,560	5.750%, 10/01/37	10/17 at 100.00	N/R	14,551,320
61,500	5.875%, 10/01/46	10/17 at 102.00	N/R	31,317,030

14,840	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	14,949,519

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	5,028,170

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax) (5)	8/12 at 100.00	N/R	107,218
430	5.400%, 7/01/20 (Alternative Minimum Tax) (5)	8/12 at 100.00	N/R	230,562

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (5)	8/12 at 100.00	N/R	1,236,379

24,310	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB–	21,465,973

6,595	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	6,810,920

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
2,085	5.000%, 5/15/20 (Alternative Minimum Tax)	5/12 at 100.00	B–	2,023,201
5,370	5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	4,933,902

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
1,290	17.790%, 6/15/15 (IF)	No Opt. Call	AA+	1,796,286
2,500	17.823%, 6/15/15 (IF)	No Opt. Call	AA+	3,483,100
375	17.824%, 6/15/15 (IF)	No Opt. Call	AA+	510,315
1,250	17.823%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,735,550
7,500	17.823%, 6/15/33 (IF)	6/19 at 100.00	AA+	10,226,100
625	17.824%, 6/15/33 (IF)	6/19 at 100.00	AA+	852,175

835	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A+	924,061

7,550	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB	8,426,404

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	17.831%, 1/15/44 (IF) (6)	1/20 at 100.00	AA	1,269,760
1,875	17.831%, 1/15/44 (IF) (6)	1/20 at 100.00	AA	2,380,800

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, 13.420%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	Aa2	2,082,948

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	Aa2	17,337,440

1,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	993,450

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax) (6)	12/12 at 100.00	Aa1	1,334,806

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/12 at 100.00	N/R	$98,307

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/12 at 100.00	B	1,001,030
294,345	Total New York			239,132,187
	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,396,740

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
750	6.750%, 8/01/24	8/18 at 100.00	N/R	709,898
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,216,065

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.656%, 1/15/19 (IF)	No Opt. Call	AA–	2,243,161

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,952,115

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,085,910

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,811,872
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,656,192

2,790	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Tender Option Bond Trust 1066, 17.035%, 11/01/34 (IF) (6)	11/16 at 100.00	AA–	3,256,934
20,780	Total North Carolina			21,328,887
	North Dakota – 0.0%

2,300	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health Obligated Group, Series 2008D, 5.000%, 2/15/40 – AGC Insured	2/18 at 100.00	AA–	2,403,684
	Ohio – 2.0%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,099,416

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
36,000	5.875%, 6/01/30	6/17 at 100.00	B+	29,012,400
38,905	5.750%, 6/01/34	6/17 at 100.00	BB	30,360,684
1,750	6.000%, 6/01/42	6/17 at 100.00	BBB	1,401,575

2,750	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,968,130

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
900	5.000%, 12/01/22	12/16 at 100.00	N/R	838,863
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	830,030

6,570	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB+	7,253,346

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,616,425

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.272%, 5/01/29 (IF)	5/19 at 100.00	AA	2,566,337

Nuveen Investments	125

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,320	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B2	$2,414,633

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/12 at 100.00	B–	445,215

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/12 at 100.00	BB+	890,240

1,785	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/12 at 100.00	BB+	1,785,678

11,750	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BB+	11,821,323

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,719,559
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	9,307,100

7,300	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,095,938

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	517,740

13,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/12 at 100.00	B–	11,260,578

1,935	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB	1,892,952

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	BBB+	514,605

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	1,645,823
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	2,577,288

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (5)	7/17 at 102.00	N/R	50
183,435	Total Ohio			132,835,928
	Oklahoma – 1.4%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	8,494,134

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,170,640

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,957,194
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	3,082,136

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,500	7.250%, 11/01/40	5/20 at 100.00	N/R	8,121,075
10,275	7.250%, 11/01/45	5/20 at 100.00	N/R	11,125,873

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/12	No Opt. Call	N/R	724,500

45,465	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/12 at 100.00	N/R	41,022,615

11,055	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	10,184,087

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
$2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	$1,999,724
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,339,190
98,135	Total Oklahoma			93,221,168
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,514,540

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,152,864
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,417,467

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	7/12 at 100.00	N/R	361,530
130	5.000%, 10/01/21	7/12 at 100.00	N/R	91,888
735	5.350%, 10/01/31	7/12 at 100.00	N/R	434,209

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,710,096

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	6/12 at 100.00	B–	7,748,080

1,170	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	1,131,250
18,975	Total Oregon			18,561,924
	Pennsylvania – 2.9%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
1,690	6.750%, 11/01/24	11/19 at 100.00	BB	1,853,220
3,825	6.875%, 5/01/30	11/19 at 100.00	BB	4,223,336

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB	8,132,550

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	542,505
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,730,175

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,980,313

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A:
8,000	5.000%, 11/15/28	11/17 at 100.00	B+	6,830,560
56,340	5.375%, 11/15/40	11/17 at 100.00	B+	47,205,596

5,695	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	5,614,985

5,020	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,686,923

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB	1,254,959
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB	927,500

Nuveen Investments	127

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
$1,765	5.125%, 10/15/15	No Opt. Call	N/R	$1,816,150
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	5,010,695
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	12,213,495

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,298,067
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,263,881

2,500	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/19 – AGM Insured	7/14 at 100.00	AA–	2,512,000

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	499,060

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.296%, 8/01/38 (IF) (6)	8/20 at 100.00	AA	2,016,196

10,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	9,796,800

995	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	548,454

41,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/12 at 100.00	B–	36,819,750

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	6/12 at 100.00	BB	2,000,760
200	5.125%, 6/01/18	6/12 at 100.00	BB	197,526

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
200	6.500%, 1/01/13 (Alternative Minimum Tax)	7/12 at 100.00	D	126,040
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	7/12 at 100.00	D	949,785

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,096,070

2,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	CCC+	2,180,220

	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Tender Option Bond Trust 3252:
750	20.208%, 2/15/19 (IF)	No Opt. Call	AA–	1,188,780
1,205	20.711%, 2/15/19 (IF)	No Opt. Call	AA–	1,956,691

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	962,970

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	3,937,025

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
570	5.800%, 5/01/16	No Opt. Call	BBB–	594,111
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,400,507
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	990,526

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/12 at 100.00	N/R	$478,185
201,630	Total Pennsylvania			186,836,366
	Puerto Rico – 0.2%

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,025	5.000%, 7/01/33	No Opt. Call	Baa2	8,020,265
5,050	5.250%, 7/01/42	7/22 at 100.00	Baa2	5,051,566

20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (5)	6/12 at 100.00	N/R	10,728

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/12 at 100.00	N/R	418,517

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB+	29,998
13,905	Total Puerto Rico			13,531,074
	Rhode Island – 0.4%

325	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	322,186

4,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	4,255,360

2,635	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 18.398%, 10/01/42 (IF)	4/17 at 100.00	AA+	2,858,843

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 17.418%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,657,368

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,701,249

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB+	1,284,608
9,470	6.250%, 6/01/42	6/12 at 100.00	BBB+	9,505,891

2,000	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	11/12 at 102.00	N/R	2,016,480
23,710	Total Rhode Island			24,601,985
	South Carolina – 0.5%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5)	11/17 at 100.00	N/R	2,622,187

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (5)	No Opt. Call	N/R	7,047,557

3,970	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,618,576

2,795	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,701,228

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,810	5.250%, 10/01/26	11/16 at 100.00	N/R	2,443,885
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	3,654,111

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	1,086,184
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	963,570

Nuveen Investments	129

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$70	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	$73,326

1,955	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	N/R	1,797,407

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	3,271,290

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,470,013
41,702	Total South Carolina			30,749,334
	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
2,905	19.317%, 11/01/40 (IF) (6)	11/19 at 100.00	AA–	4,036,527
1,250	19.325%, 11/01/40 (IF) (6)	11/19 at 100.00	AA–	1,737,100
250	19.325%, 11/01/40 (IF) (6)	11/19 at 100.00	AA–	347,420
4,405	Total South Dakota			6,121,047
	Tennessee – 1.8%

	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A:
5,065	6.000%, 10/01/35	10/15 at 100.00	BB+	5,153,739
2,000	5.125%, 10/01/35	10/15 at 100.00	BBB–	1,990,460

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
10,000	6.500%, 7/01/38	7/20 at 100.00	BBB+	11,445,700
4,605	6.000%, 7/01/38	7/20 at 100.00	BBB+	5,104,044

9,015	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	9,222,796

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	29,985
19,500	5.500%, 11/01/46 (5)	11/17 at 100.00	B–	389,805

68,500	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	72,983,949

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	7,434,943
132,425	Total Tennessee			113,755,421
	Texas – 6.7%

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BB+	1,616,790
2,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BB+	2,096,720
1,840	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BB+	1,845,336

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
8,000	5.750%, 1/01/24	1/17 at 100.00	Ba2	8,371,840
26,850	5.750%, 1/01/34	1/17 at 100.00	Ba2	27,142,665

8,010	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/12 at 100.00	N/R	8,065,189

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BBB–	1,773,098
3,525	7.750%, 8/15/41	8/21 at 100.00	BBB–	4,047,123

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$365	Bexar County Housing Finance Corporation, Texas, Insured Multifamily Housing Revenue Bonds, Waters at Northern Hills Apartments Project, Series 2001A, 6.000%, 8/01/31 – NPFG Insured	8/12 at 101.00	Baa2		$339,779

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Houisng Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/12 at 100.00	Baa2		1,290,991

2,090	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing - Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	7/12 at 100.00	Baa2		2,015,972

	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Honey Creek Apartments Project, Series 2000A:
250	6.125%, 4/01/20 – NPFG Insured	10/12 at 100.00	Baa2		250,025
1,885	6.200%, 4/01/30 – NPFG Insured	10/12 at 100.00	Baa2		1,835,236

6,045	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Ca		4,779,177

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CC		263,757

1,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC		421,736

28,640	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CC		4,076,618

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC		574,763

7,745	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca		1,103,663

46,505	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC		7,008,304

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC		1,581,200

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC		674,190

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–		5,906,174

25,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BB+		27,291,500

7,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	2/18 at 100.00	BBB–		8,665,275

25,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (5)	5/15 at 101.00	Caa2		10,815,574

2,465	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		2,480,012

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
200	6.000%, 2/15/14 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(7)	207,732
895	7.000%, 2/15/24 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(7)	940,896
1,085	7.250%, 2/15/29 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(7)	1,142,689

Nuveen Investments	131

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
$3,670	7.000%, 9/01/25	9/14 at 100.00	N/R	$3,859,372
18,760	7.125%, 9/01/34	9/14 at 100.00	N/R	19,626,900

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+	505,130

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	No Opt. Call	BB+	2,533,314

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	940,837
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	9,132,303

4,519	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	10/12 at 100.00	N/R	4,519,363

27,060	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/12 at 100.00	BBB	27,058,647

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,005	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BBB	504,570
11,020	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BBB	5,148,985
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BBB	7,002,866
4,105	0.000%, 11/15/26 – NPFG Insured	No Opt. Call	BBB	1,675,086
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	BBB	1,918,300
12,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BBB	4,328,760
10,295	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BBB	3,432,765
2,515	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BBB	779,273
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BBB	1,457,150
660	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BBB	178,438
1,535	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BBB	358,269
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BBB	831,334
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	BBB	285,404
1,845	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BBB	321,713
1,005	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BBB	164,076
8,870	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	BBB	1,348,417
3,820	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	543,624

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
4,415	5.250%, 11/15/30 – NPFG Insured	11/12 at 100.00	BBB	4,459,150
370	5.375%, 11/15/41 – NPFG Insured	11/12 at 100.00	BBB	373,700

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
110	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BBB	24,069
17,675	0.000%, 11/15/39 – NPFG Insured	11/24 at 41.26	BBB	2,979,475

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A:
30,710	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	6,022,538
400	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	BBB	66,800

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
1,195	5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	BBB	1,195,096
2,595	5.000%, 11/15/28 – NPFG Insured	11/12 at 100.00	BBB	2,595,130

3,500	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,528,455

8,755	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	8,059,153

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,580	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	$6,648,827

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
9,350	7.000%, 7/01/29	7/12 at 100.00	B	9,394,506
5,990	6.750%, 7/01/29 (Alternative Minimum Tax)	7/12 at 100.00	B	6,018,512

2,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/12 at 100.00	B–	2,499,475

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B–	7,478,800

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/12 at 100.00	B–	2,969,376

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/12 at 100.00	N/R	3,948,048

75	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	No Opt. Call	N/R	75,217

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	5,073,840

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Trust 1015, 20.640%, 1/01/38 (IF) (6)	1/18 at 100.00	A3	16,312,392

1,600	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,807,312

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	B+	18,431,885

8,900	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	B+	8,993,628

8,875	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	8,944,225

4,500	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	4,651,155

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,181,157

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,500,674

735	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009B, 9.750%, 6/01/27	6/12 at 100.00	N/R	729,789

5,185	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	6,140,077

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	107,518

1,900	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,184,392

Nuveen Investments	133

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
$8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	$10,357,727
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,289,032
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,128,688

3,580	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,642,936

850	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.875%, 12/01/36	12/17 at 100.00	BBB–	897,252

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	1,001,770

1,500	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A, 5.500%, 1/01/33 – NPFG Insured	1/13 at 101.00	Baa2	1,234,710

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	6,148,010

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	67,330

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
1,405	5.250%, 11/01/27	11/17 at 100.00	Baa2	1,448,260
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,684,258
5,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,506,758
611,479	Total Texas			431,880,022
	Utah – 0.8%

680	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/12 at 100.00	N/R	680,510

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,903,310

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
2,760	5.550%, 11/15/21	11/16 at 100.00	N/R	2,764,306
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,098,650
7,445	5.700%, 11/15/36	11/16 at 100.00	N/R	6,821,109

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	N/R	3,865,995

3,500	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	3,074,295

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,019,140

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
2,075	6.250%, 6/15/28	6/17 at 100.00	N/R	2,037,650
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	2,891,075

2,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	2,744,715

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
$2,135	8.000%, 7/15/30	7/18 at 102.00	N/R		$2,247,216
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R		4,076,097

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R		5,541,114

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,600	5.750%, 7/15/22	7/15 at 102.00	N/R		1,586,464
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R		1,469,687
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R		3,240,264

2,000	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–		1,909,400
52,265	Total Utah				50,970,997
	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB		1,431,010
	Virginia – 1.7%

213	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R		215,863

2,469	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre–refunded 6/01/13)	6/13 at 102.00	N/R	(7)	2,694,691

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,471	6.250%, 3/01/18	3/14 at 102.00	N/R		1,721,768
6,030	6.600%, 3/01/25	3/14 at 102.00	N/R		4,147,072
3,571	6.750%, 3/01/34	3/14 at 102.00	N/R		2,449,456

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R		3,593,025
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R		11,048,400

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/12 at 100.00	B+		250,494

45	Giles County Industrial Development Authority, Virginia, Solid Waste Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	6/12 at 100.00	B+		45,027

1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Kendall at Lexington Retirement Community, Inc., Series 2007A, 5.500%, 1/01/37	1/17 at 100.00	N/R		1,188,450

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R		3,252,930

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R		736,767

50,365	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2		34,569,025

945	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R		969,589

14,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R		15,104,600

Nuveen Investments	135

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$14,000	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	$15,255,940
14,000	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	14,448,000
130,444	Total Virginia			111,691,097
	Washington – 1.1%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,778,250

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
750	19.497%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	1,069,020
2,500	19.497%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	3,563,400

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,105,293

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,760	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,572,050
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	2,028,503

2,590	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	3,147,187

24,220	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	10/12 at 100.00	N/R	24,220,484

2,110	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,741,256

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,482,880
6,290	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	5,459,280

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
4,810	17.281%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	6,024,477
2,500	17.285%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	3,131,400

	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180:
3,545	19.275%, 4/01/16 (IF) (6)	No Opt. Call	AA	4,961,440
2,500	17.285%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	3,131,400

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,875	18.466%, 10/01/39 (IF) (6)	4/20 at 100.00	AA	2,663,775
1,520	18.558%, 10/01/39 (IF) (6)	4/20 at 100.00	AA	2,158,902
63,580	Total Washington			69,238,997
	West Virginia – 0.6%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	380,275

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,764,345

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
15,165	6.500%, 10/01/38	10/18 at 100.00	N/R	15,211,253
22,275	6.750%, 10/01/43	10/18 at 100.00	N/R	22,643,429
39,480	Total West Virginia			39,999,302

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin – 0.9%

$450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(7)	$537,489

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R		8,364,656

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (5)	8/15 at 102.00	N/R		89,985

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–		710,655
500	7.125%, 7/01/42	7/19 at 100.00	BBB–		534,820

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2		1,286,262

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.379%, 8/15/37 (IF) (6)	2/20 at 100.00	AA–		3,734,060

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,257,853

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.615%, 4/01/17 (IF) (6)	No Opt. Call	AA–		1,292,764

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A+		1,106,120
3,925	6.000%, 5/01/41	5/21 at 100.00	A+		4,389,249

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
405	5.000%, 4/01/13	No Opt. Call	N/R		409,010
875	6.125%, 4/01/24	4/14 at 100.00	N/R		887,329
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		1,007,460

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–		537,790

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB+		3,213,280

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,822,148

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
1,335	13.640%, 8/15/26 (IF)	8/16 at 100.00	A–		1,510,472
9,750	13.640%, 8/15/30 (IF)	8/16 at 100.00	A–		10,865,400
3,535	14.130%, 8/15/31 (IF)	8/16 at 100.00	A–		4,091,409
3,750	14.139%, 8/15/34 (IF)	8/16 at 100.00	A–		4,293,150

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	A–		8,113,115
58,010	Total Wisconsin				62,054,476
$7,575,602	Total Municipal Bonds (cost $6,355,618,320) – 101.3%				6,544,972,650

Nuveen Investments	137

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2012

Shares	Description (1)	Value

	Common Stocks – 0.0%

	Containers & Packaging – 0.0%

7,884	Rock-Tenn Company (14)	$491,410
	Total Common Stocks (cost $491,410)	491,410

Shares	Description (1)	Value
	Promissory Note (19) – 0.0%

56,564	Confluence Energy, LLC (4), (12)	$19,797
	Total Promissory Note (cost $19,797)	19,797
	Total Investments (cost $6,356,129,527) – 101.3%	6,545,483,857
	Floating Rate Obligations – (2.6)%	(166,640,000)
	Other Assets Less Liabilities – 1.3% (15)	81,434,496
	Net Assets – 100%	$6,460,278,353

Investments in Derivatives at April 30, 2012

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Texas Competitive Electric Holdings Company LLC	Buy	82.65%	$4,455,000	5.000%	3/20/13	$1,373,625	$468,194

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (18)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$75,400,000	Receive	3-Month USD-LIBOR	4.259%	Semi-Annually	6/28/12	6/28/41	$(22,701,919)
Morgan Stanley	42,600,000	Receive	3-Month USD-LIBOR	4.479	Semi-Annually	5/11/12	5/11/41	(14,997,167)
Morgan Stanley	67,000,000	Receive	3-Month USD-LIBOR	4.356	Semi-Annually	5/25/12	5/25/41	(21,754,156)
Morgan Stanley	38,000,000	Receive	3-Month USD-LIBOR	4.228	Semi-Annually	7/09/12	7/09/41	(11,152,575)
								$(70,605,817)

138	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in derivatives and/or inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from the original rate to 4.07%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

(9)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.80% to 4.35%.

(10)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.88% to 4.70%.

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(13)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(14)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.45%, Maturity 3/01/24, as described in Footnote 5 above.

(15)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(18)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(19)	Promissory Note entered into as part of the acquisition of competing creditor interests and claims in connection with the restructuring of Colorado State Housing and Finance Authority Revenue – Confluence Energy LLC Revenue Bonds, 6.20% coupon, maturity 4/1/2016, and the recapitalization of the bonds’ issuer.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	139

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 1.9%

$250	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB–	$252,085

45	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA–	50,526

10	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	10,596

25	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	A–	27,314
330	Total Arizona			340,521
	Arkansas – 0.5%

85	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured	No Opt. Call	BBB	90,386
	California – 6.8%

95	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	10/12 at 100.00	A	95,017

100	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	AA	116,595

125	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/21	No Opt. Call	AA	157,304

90	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	90,540

135	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A+	146,305

60	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	63,031

200	California Statewide Communities Development Authority, Insured Revenue Refunding Bonds, Rady Children’s Hospital of San Diego, Series 2006A, 5.000%, 8/15/23 – NPFG Insured	8/16 at 100.00	A+	220,700

100	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	105,105

50	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	56,016

80	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/12 at 100.00	A3	80,098

100	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	113,023
1,135	Total California			1,243,734
	Colorado – 3.2%

150	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.250%, 12/01/22 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	155,654

350	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	BBB	241,196

60	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA–	70,711

110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	120,751
670	Total Colorado			588,312
	Connecticut – 1.1%

200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	201,844

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 1.7%

$65	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$71,325

80	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA	95,044

125	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	142,890
270	Total District of Columbia			309,259
	Florida – 1.3%

100	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	111,583

75	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	78,032

15	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	16,349

25	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R	25,239
215	Total Florida			231,203
	Georgia – 5.7%

150	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	164,442

35	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	37,298

100	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Ogelthrope Power Company – Vogtle Plant, Series 2008, 0.900%, 1/01/39 (Mandatory put 3/01/13)	No Opt. Call	A	99,988

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
65	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	BBB	70,769
50	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	BBB	57,564

55	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/19	12/14 at 100.00	BBB–	55,209

200	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	223,028

100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	110,848

100	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	118,575

100	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	106,097
955	Total Georgia			1,043,818
	Idaho – 0.4%

60	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	71,672
	Illinois – 5.8%

60	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	60,051

65	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	75,811

100	Illinois Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series 2011-IL, 4.000%, 12/01/21	No Opt. Call	AA	110,798

Nuveen Investments	141

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$135	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	8/12 at 100.00	BBB	$135,072

110	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	A–	115,347

100	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A+	109,317

155	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1992A, 0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A3	135,251

100	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Series 2007A, 5.000%, 1/01/19 – NPFG Insured	1/18 at 100.00	A2	113,673

50	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	56,255

120	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	145,003
995	Total Illinois			1,056,578
	Indiana – 1.3%

100	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	121,471

100	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	122,497
200	Total Indiana			243,968
	Iowa – 0.6%

85	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18	No Opt. Call	AA	103,451
	Kansas – 4.0%

50	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.000%, 11/15/21	No Opt. Call	A2	57,710

600	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/19	No Opt. Call	Baa1	677,037
650	Total Kansas			734,747
	Kentucky – 3.8%

100	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	114,689

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	110,848

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2, 0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	69,130

200	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	AAA	239,468

95	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	107,408

50	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	44,493
645	Total Kentucky			686,036
	Louisiana – 0.8%

15	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	15,798

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$100	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 5.625%, 7/01/26	7/21 at 100.00	Baa2	$109,352

25	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	28,515
140	Total Louisiana			153,665
	Maine – 1.0%

165	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	AA–	185,191
	Maryland – 0.2%

40	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	7/12 at 100.00	N/R	40,248
	Massachusetts – 1.3%

100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	109,130

100	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	A–	111,425

20	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	21,805
220	Total Massachusetts			242,360
	Michigan – 4.3%

85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	105,709

220	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	BBB	239,301

100	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BBB–	104,080

50	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 1.350%, 11/15/47 (Mandatory put 4/01/13)	No Opt. Call	AA+	50,480

90	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.000%, 11/15/20	11/19 at 100.00	A1	101,697

100	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	116,566

50	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA-	60,663
695	Total Michigan			778,496
	Minnesota – 0.6%

40	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	42,484

25	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	30,908

25	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	27,764
90	Total Minnesota			101,156
	Mississippi – 0.3%

60	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/12 at 100.00	BBB	60,174

Nuveen Investments	143

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nebraska – 2.1%

$85	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A		$90,303

200	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/24	4/22 at 100.00	A		238,256

50	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A1		59,144
335	Total Nebraska				387,703
	Nevada – 0.3%

30	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB+		30,606

25	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	25,704
55	Total Nevada				56,310
	New Jersey – 3.5%

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/13 – FGIC Insured	No Opt. Call	Aaa		52,702

55	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/24	6/22 at 100.00	BBB+		60,990

70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–		81,253

145	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+		182,430

105	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		120,932

65	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A+		77,110

60	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1		56,929
550	Total New Jersey				632,346
	New York – 3.8%

55	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A		60,535

50	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A		57,215

100	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–		100,665

100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		111,225

5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA		5,515

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
45	5.500%, 6/01/19	6/13 at 100.00	AA–		47,421
50	5.500%, 6/01/21	6/13 at 100.00	AA–		52,713

60	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–		71,888

60	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA		71,092

100	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	Aa3		122,288
625	Total New York				700,557

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 3.1%

$75	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	$70,990

210	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22	No Opt. Call	A–	270,379

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
20	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA–	23,126
175	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	196,147
480	Total North Carolina			560,642
	North Dakota – 3.3%

565	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21 (WI/DD, Settling 5/09/12)	No Opt. Call	A–	593,418
	Ohio – 11.5%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	117,821

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
150	5.000%, 6/01/16	No Opt. Call	A3	160,013
25	5.000%, 6/01/17	No Opt. Call	Baa1	26,613

115	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	144,337

250	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.250%, 12/01/25	12/20 at 100.00	AA	290,813

140	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	161,773

200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	229,382

40	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	41,714

260	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	319,163

500	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/21	No Opt. Call	Aa3	605,323
1,780	Total Ohio			2,096,952
	Oregon – 0.1%

25	Oregon Health and Science University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A+	25,391
	Pennsylvania – 3.2%

100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	113,561

100	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	119,336

200	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A1	229,336

100	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formal Funds, Series 2011, 5.000%, 6/01/21	No Opt. Call	A+	121,065
500	Total Pennsylvania			583,298

Nuveen Investments	145

Portfolio of Investments

Nuveen Inflation Protected Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico – 1.0%

$150	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3	$181,358
	South Carolina – 2.7%

435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	A–	499,461
	Tennessee – 2.1%

100	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA–	118,305

90	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/15	No Opt. Call	AA	101,427

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
50	5.000%, 9/01/13	No Opt. Call	A2	52,370
100	5.250%, 9/01/26	No Opt. Call	A2	110,247
340	Total Tennessee			382,349
	Texas – 4.0%

75	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	82,370

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	BBB	66,557

50	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	BBB	30,002

75	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	91,394

100	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/25	7/21 at 100.00	A+	115,275

25	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A–	25,043

100	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 5.250%, 1/01/20	No Opt. Call	A–	115,642

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	118,420

25	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/21	No Opt. Call	A–	27,050

50	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23	7/21 at 100.00	Baa1	54,796
830	Total Texas			726,549
	Virgin Islands – 0.2%

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	26,162
	Virginia – 3.4%

500	Charles City County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc., Series 2002, 1.875%, 4/01/27 (Mandatory put 4/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	501,483

120	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	123,614
620	Total Virginia			625,097

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 2.5%

$100	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	$112,666

250	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa3	292,825

50	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 5.500%, 6/01/12	No Opt. Call	A1	50,156
400	Total Washington			455,647
	Wisconsin – 1.8%

75	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/12 at 100.00	AA–	75,560

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/18	8/16 at 100.00	A–	110,371

105	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	127,694

20	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	22,543
300	Total Wisconsin			336,168
	Wyoming – 0.6%

100	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 5.000%, 12/01/21	No Opt. Call	BBB	110,570
$16,020	Total Investments (cost $16,674,175) – 95.8%			17,486,797
	Other Assets Less Liabilities – 4.2% (5)			764,489
	Net Assets – 100%			$18,251,286

Investments in Derivatives at April 30, 2012

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$3,500,000	Receive	CPURNSA	2.509%	2/10/19	(7)	2/08/13	2/08/19	$(3,267)
Barclays PLC	3,800,000	Receive	CPURNSA	2.480	5/25/18	(7)	5/24/13	5/24/18	3,751
Morgan Stanley	3,500,000	Receive	CPURNSA	2.620	9/11/16	(7)	9/10/12	9/10/16	(57,876)
Morgan Stanley	10,000,000	Receive	CPURNSA	2.150	4/09/15	(7)	4/08/13	4/08/15	(6,738)
Morgan Stanley	4,000,000	Receive	CPURNSA	2.700	4/09/22	(7)	4/08/13	4/08/22	(12,468)
									$(76,598)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Other Assets Less Liabilities includes the Net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at April 30, 2012.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

Nuveen Investments	147

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.3%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		$3,235,620
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,379,768

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3		1,702,922
2,935	5.000%, 11/15/16	11/15 at 100.00	A3		3,138,454

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+		1,290,065

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
7,000	5.250%, 1/01/13	No Opt. Call	B		6,987,400
10,000	5.250%, 1/01/14	No Opt. Call	B		9,985,200

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured (4)	8/12 at 100.00	Aaa		9,387,741

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2		2,332,120

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14 (ETM)	No Opt. Call	A–	(5)	1,835,327

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+		1,723,365
4,000	5.750%, 9/01/22	9/18 at 100.00	A+		4,600,880
46,355	Total Alabama				48,598,862
	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1		3,513,450

400	Aleutians East Borough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R		397,820

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset–Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	BB–		5,154,420
9,400	Total Alaska				9,065,690
	Arizona – 3.1%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–		4,585,519

2,990	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	AAA		3,320,694

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,762,510
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,053,680

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3		164,414

1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA–		2,198,191

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
15	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA–		17,651
5,015	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA–		6,067,247
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA–		6,082,543
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA–		7,270,854
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA–		8,806,650

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A2	(5)	6,357,720

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
$1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3		$1,140,710
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3		1,216,814

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA		6,838,380

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,964,578

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–		2,202,460

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+		1,534,307

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1		642,128

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1	(5)	345,401
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1	(5)	338,372

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(5)	2,982,682

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,000	5.000%, 7/01/22	7/20 at 100.00	A+		2,312,920
9,720	5.000%, 7/01/40	7/20 at 100.00	A+		10,408,662

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		1,273,056

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2		1,130,500
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2		1,126,890

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA–		3,124,888

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		11,732,050

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.097%, 6/01/19 (IF)	No Opt. Call	Aa1		6,574,297

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A–		1,103,350

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2		1,526,108

699	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13	No Opt. Call	N/R		733,370

1,850	Tucson Airport Authority Inc., Arizona, Revenue Bonds, Series 2003, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	AA–		1,940,891
98,144	Total Arizona				111,880,487
	Arkansas – 1.0%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA–		1,605,505

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA–		7,876,725
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA–		7,578,389

Nuveen Investments	149

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

$4,850	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	$5,086,292

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,448,420
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,150,290

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	640,084
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,245,554
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,301,509
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,356,091

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,161,850

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,132,190

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,345,222
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,074,300
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,245,117
31,615	Total Arkansas			35,247,538
	California – 8.2%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
335	4.500%, 8/15/12	No Opt. Call	A–	337,764
1,215	5.000%, 8/15/17	8/14 at 100.00	A–	1,275,130

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,687,428

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,778,638

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	1,880,400

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	940,525

1,010	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	1,180,094

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA	8,969,250

2,620	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA	2,951,718

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	1,036,480

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	572,690

6,755	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A+	7,320,664

3,010	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,667,986

1,190	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,184,264

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA		$1,442,491

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3		2,657,564

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3		1,565,256

8,075	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/14	12/13 at 100.00	A2		8,656,239

3,940	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	A2	(5)	4,260,992

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2		5,569,700

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,000	5.000%, 7/01/20	7/19 at 100.00	Aa3		2,416,660
6,000	5.250%, 7/01/21	7/19 at 100.00	Aa3		7,289,520

	California State, General Obligation Bonds, Series 2003:
30	5.000%, 2/01/16	8/13 at 100.00	A1		31,621
60	5.000%, 2/01/17	8/13 at 100.00	A1		63,241

	California State, General Obligation Bonds, Series 2003:
970	5.000%, 2/01/16 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa		1,027,570
1,940	5.000%, 2/01/17 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa		2,055,139

	California State, General Obligation Bonds, Series 2004:
1,500	5.000%, 2/01/21	2/14 at 100.00	A1		1,585,350
500	5.125%, 4/01/24	4/14 at 100.00	A1		533,060

	California State, General Obligation Bonds, Series 2007:
500	5.000%, 8/01/19	2/17 at 100.00	A1		568,085
1,000	5.000%, 12/01/23	12/17 at 100.00	A1		1,147,710

15	California State, Various Purpose General Obligation Bonds, Series 2001, 5.000%, 11/01/18	7/12 at 100.00	A1		15,046

500	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 4.250%, 11/01/33 (Mandatory put 11/01/16) – FGIC Insured	No Opt. Call	A1		553,785

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A		721,679

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 – AMBAC Insured	10/18 at 100.00	A–		1,024,330

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
750	5.250%, 7/01/13	No Opt. Call	BBB		779,925
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB		1,254,972

1,210	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2003, 5.000%, 11/15/12	No Opt. Call	A–		1,238,496

2,620	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17) (WI/DD, Settling 6/01/12)	No Opt. Call	A+		3,035,558

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–		10,440,600

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3		10,564,600
5,845	5.250%, 7/01/14	No Opt. Call	Aa3		6,437,274

1,730	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa		1,916,823

Nuveen Investments	151

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	A1	(5)	$11,281,103

6,005	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1		6,126,481

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA		1,111,555

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	A		2,768,964
4,095	0.000%, 11/01/28	11/21 at 56.33	A		1,257,165

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2		587,435
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2		2,326,401

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–		2,152,080

535	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		556,561

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,700	5.000%, 6/01/17	No Opt. Call	Baa1		8,090,698
13,595	4.500%, 6/01/27	6/17 at 100.00	BB–		11,637,184

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	Aa3		654,342

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24	10/17 at 100.00	AA–		6,640,045

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	AA–		981,627

4,405	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R		4,750,616

5,025	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2	(5)	5,317,254

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA		2,456,763
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA		2,352,422
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA		2,187,140

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A		11,636,900

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		11,636,900

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BBB–		1,068,350

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/12 at 100.00	A2		6,005,100

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+		5,853,920

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA–		1,289,104
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA–		1,400,466
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA–		2,547,649

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA–	$6,251,980

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	A–	2,849,969
1,070	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	A–	1,195,639

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	1,683,485

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	462,170
2,000	0.000%, 10/01/36	No Opt. Call	A–	375,340

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,343,450

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	8/18 at 100.00	Aa2	1,218,200

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	608,787

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	2,818,392

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aa1	901,870

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	BBB	5,149,801

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa2	1,099,520

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 – NPFG Insured	8/15 at 95.72	Aa1	1,819,540

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	AA–	2,755,528
2,630	5.000%, 2/01/29	2/20 at 100.00	AA–	2,883,532
2,765	5.000%, 2/01/30	2/20 at 100.00	AA–	3,019,795

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–	2,729,725
1,200	6.250%, 9/01/29	9/19 at 100.00	A–	1,340,604

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B:
1,180	6.000%, 8/01/22	8/19 at 100.00	A1	1,406,678
1,410	6.125%, 8/01/23	8/19 at 100.00	A1	1,677,590
1,585	6.250%, 8/01/24	8/19 at 100.00	A1	1,878,352
1,265	6.375%, 8/01/25	8/19 at 100.00	A1	1,501,087
500	6.500%, 8/01/26	8/19 at 100.00	A1	593,310

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	Aa1	8,458,000

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,042,998

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,280,362

Nuveen Investments	153

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–		$2,166,210

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3		3,138,650

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–		1,036,472

815	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 4.700%, 3/01/19 – SYNCORA GTY Insured	3/13 at 102.00	A1		848,122

40	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/12 at 100.00	Baa1		39,488
301,795	Total California				297,885,188
	Colorado – 3.0%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2	(5)	1,428,244

5,000	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	A		5,235,650

175	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A		182,354

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		18,158,560

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA		804,496

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB–		1,498,028

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association Project, Series 2006A:
500	5.000%, 5/15/12 – RAAI Insured	No Opt. Call	BBB+		500,535
405	5.000%, 5/15/13 – RAAI Insured	No Opt. Call	BBB+		414,558

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,976,851

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA+		1,167,100

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AAA		8,468,800

1,500	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	AA		1,801,635

	Colorado Health Facilities Authority, Revenue Bonds, Christian Living Communities Project, Series 2006A:
600	5.250%, 1/01/14	No Opt. Call	N/R		613,230
620	5.250%, 1/01/15	No Opt. Call	N/R		638,451

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB+		526,520

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,096,110
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,094,270

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2		1,314,900

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	9/13 at 100.00	A3		$661,715

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2		1,690,215

	Colorado State, Certificates of Participation, Colorado Penitentiary II Program, Refunding Series 2010:
150	0.000%, 3/01/14	No Opt. Call	AA–		148,338
1,390	4.000%, 3/01/15	No Opt. Call	Aa2		1,483,478

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB		1,551,465

10,075	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		11,423,539

5,775	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(5)	6,191,897

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	BBB		5,411,150

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB		2,261,400

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB		1,638,345

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,500	5.000%, 12/15/20	No Opt. Call	Aa2		1,882,125
2,175	5.000%, 12/15/21	No Opt. Call	Aa2		2,747,786
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2		1,905,600

280	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	A–		289,489

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/13 at 102.00	BBB–		2,296,511

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R		878,090

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R	(5)	2,572,583

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA		850,643

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2		1,268,210

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA–		1,492,904

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		1,069,809

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A		2,273,286
2,030	4.000%, 12/01/24	12/20 at 100.00	A		2,052,026

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2		1,049,070
108,035	Total Colorado				107,009,966

Nuveen Investments	155

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Connecticut – 0.1%

$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R		$1,057,660

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/12 at 100.00	BBB		3,482,492
4,470	Total Connecticut				4,540,152
	District of Columbia – 1.4%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,550	5.800%, 5/15/13	5/12 at 100.00	A1		3,560,686
3,750	5.875%, 5/15/14	5/12 at 100.00	A1		3,760,050
6,745	6.250%, 5/15/24	5/12 at 100.00	A1		6,780,276
2,920	6.500%, 5/15/33	No Opt. Call	Baa1		3,204,116

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+		12,460,973

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	Aa2	(5)	12,112,957

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A		517,747
1,715	6.500%, 10/01/23	10/19 at 100.00	A		2,058,257
825	6.500%, 10/01/24	10/19 at 100.00	A		980,249

3,485	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A		3,872,602
45,005	Total District of Columbia				49,307,913
	Florida – 5.5%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3	(5)	5,274,400

310	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+		357,576

3,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+		3,390,900

1,070	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	8/13 at 100.00	BB+		1,068,160

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1		2,380,650

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,485	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		13,734,249
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		37,233,455

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 101.00	AAA		5,072,400

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA–		8,172,398

2,250	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–		2,340,945

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	AA–		2,367,180

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	Aa2		7,633,759

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,111,550

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,520	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Florida University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–		$2,762,172

730	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		730,730

5,855	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2		6,237,507

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		5,142,750

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3		1,737,288
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3		2,323,844
5,000	5.250%, 4/01/30	4/20 at 100.00	Aa3		5,558,500

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	Aa2		5,626,150

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–		2,247,882

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(5)	5,931,010

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,324,798

1,400	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Abbey Delray South, Refunding Series 2003, 5.250%, 10/01/13	No Opt. Call	A		1,456,728

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+		11,625,800

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,021,127

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	Aa3		11,461,840

22,905	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA		24,441,926

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+		6,596,596

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	Aa3		391,293
184,460	Total Florida				200,755,563
	Georgia – 0.4%

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA–		2,162,780

2,255	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		2,537,168

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		1,020,110

1,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB		1,104,330

	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005:
565	4.150%, 3/01/14 – AGM Insured	No Opt. Call	AA+		603,064
265	4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+		291,858

Nuveen Investments	157

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 5.800%, 2/15/18	7/12 at 100.00	N/R		$4,500,945

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2		2,190,920
13,585	Total Georgia				14,411,175
	Hawaii – 0.3%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A3		5,269,400

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A3		1,115,087

5,000	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	5/12 at 100.00	N/R		5,076,250
11,025	Total Hawaii				11,460,737
	Idaho – 0.2%

3,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA		3,583,620

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.000%, 9/01/12	No Opt. Call	BB+		502,715
450	5.250%, 9/01/16	No Opt. Call	BB+		469,980
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+		1,329,718

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA–		1,128,050
6,250	Total Idaho				7,014,083
	Illinois – 9.3%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2		2,083,119

17,535	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		17,689,133

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.170%, 6/01/14 (IF)	No Opt. Call	AAA		6,101,309

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AAA		6,066,895

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AAA		2,616,986

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(5)	9,475,648

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,360	5.250%, 12/01/25	12/21 at 100.00	AA		3,930,125
2,570	5.250%, 12/01/26	12/21 at 100.00	AA		2,973,644

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	Aa3		6,682,760

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3		2,274,540

1,350	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998C, 5.500%, 1/01/14 – NPFG Insured	No Opt. Call	A		1,443,663

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		10,028,800

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA–		$1,122,750

2,440	Cook County School District 102 La Grange, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa2		2,405,986

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	A+		2,087,663

3,465	Cook County School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA–		4,022,900

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	Aa3		1,293,734

500	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(5)	559,225

20,075	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,560,550

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,663,865

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 – NPFG Insured	1/16 at 100.00	Aaa		1,089,810

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3		1,913,537
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3		2,504,061
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3		2,986,125

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3		2,333,870

500	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	A+		542,605

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+		1,127,070

1,500	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	A1		1,642,110

4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	BBB+		4,317,520

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A+		1,341,828
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A+		1,424,410
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A+		553,470

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	N/R		922,930

1,340	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–		1,347,182

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3		1,023,410

1,320	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R		1,299,962

4,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A		4,766,520

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BBB+		517,035
3,600	5.400%, 4/01/27	4/17 at 100.00	BBB+		3,701,448

Nuveen Investments	159

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A2		$2,385,380

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A2		1,839,285

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+		5,540,700

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (4)	7/12 at 15.42	N/R		113,388

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (6)	7/12 at 100.00	N/R		156,086
700	5.500%, 5/15/18 (7)	7/12 at 100.00	N/R		156,086

1,280	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.500%, 2/15/14	No Opt. Call	N/R		1,307,904

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+		3,615,405

600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.250%, 5/15/12 (ETM)	No Opt. Call	Aaa		601,254

305	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R	(5)	349,597

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		7,802,656

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
1,405	4.750%, 6/15/13 – AMBAC Insured	No Opt. Call	A		1,459,837
1,620	5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A		1,807,596

1,760	Illinois State, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.000%, 10/01/16 – NPFG Insured	10/12 at 100.00	A+		1,791,346

1,000	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A+		1,071,400

50	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/13	No Opt. Call	A+		51,425

530	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A+		586,662

	Illinois State, General Obligation Bonds, Refunding Series 2010:
505	5.000%, 1/01/16	No Opt. Call	A+		558,990
520	5.000%, 1/01/17	No Opt. Call	A+		580,954
1,460	5.000%, 1/01/18	No Opt. Call	A+		1,631,711
5,965	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–		6,705,972
17,025	5.000%, 1/01/19	No Opt. Call	A+		19,095,921

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	3/14 at 100.00	A+		2,754,232
1,000	5.000%, 3/01/22	3/14 at 100.00	A+		1,057,240

	Illinois State, General Obligation Bonds, Series 2006A:
825	5.000%, 6/01/16	No Opt. Call	A+		919,842
1,000	5.000%, 6/01/17	No Opt. Call	A+		1,121,170
10,000	5.000%, 6/01/18	No Opt. Call	A+		11,221,200

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A+		1,034,280

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+		1,040,940

20,290	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A+		21,350,153

300	Illinois, General Obligation Bonds, Series 1997, 5.200%, 7/01/16	5/12 at 100.00	A+		301,113

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
$8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		$13,132,582
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+		8,368,132

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–		1,652,637

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–		538,790
1,000	5.100%, 12/01/28	12/18 at 100.00	A–		1,071,770

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 0.000%, 6/15/17 – NPFG Insured	No Opt. Call	AAA		1,115,990

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		23,337,410

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A+		1,350,468

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,570	5.250%, 6/01/21	No Opt. Call	A		8,619,126
3,860	5.500%, 6/01/23	6/21 at 100.00	A–		4,419,121

500	Rockford School District 205, Winnebago and Boone Counties, Illinois, General Obligation Bonds, Series 2001, 5.000%, 2/01/14 – FGIC Insured	No Opt. Call	A1		535,165

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA		1,160,720
1,100	5.000%, 10/01/22	10/19 at 100.00	AA		1,285,801

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3		1,494,948

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3	(5)	1,228,471

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–		1,187,220

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–		2,006,420

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	A+		1,108,390

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA–		3,368,138

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston, and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA		635,468
1,150	5.750%, 6/01/25	6/18 at 100.00	AA		1,319,740
310	5.750%, 6/01/26	6/18 at 100.00	AA		353,998

10,750	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB		11,834,890
311,790	Total Illinois				337,573,318
	Indiana – 1.0%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/14 at 100.00	BB+		679,108

Nuveen Investments	161

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A		$1,109,920

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/12 at 100.00	BBB		3,000,330

1,030	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 5.750%, 6/01/12 – AMBAC Insured	No Opt. Call	AA+		1,034,738

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+		3,434,200

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+		6,071,400

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB		3,515,166

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21 (WI/DD, Settling 5/03/12)	No Opt. Call	A3		1,906,334
940	5.000%, 4/01/22 (WI/DD, Settling 5/03/12)	No Opt. Call	A3		1,058,797
2,015	5.000%, 4/01/24 (WI/DD, Settling 5/03/12)	4/22 at 100.00	A3		2,216,359

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R		515,750
500	4.000%, 8/01/17	No Opt. Call	N/R		515,465
500	4.250%, 2/01/18	No Opt. Call	N/R		517,570
500	4.250%, 8/01/18	No Opt. Call	N/R		516,840
500	4.500%, 2/01/19	No Opt. Call	N/R		519,650
500	4.500%, 8/01/19	No Opt. Call	N/R		519,505
500	4.750%, 2/01/20	No Opt. Call	N/R		524,925
500	4.750%, 8/01/20	No Opt. Call	N/R		524,140
250	4.750%, 2/01/21	No Opt. Call	N/R		258,395
500	4.750%, 8/01/21	No Opt. Call	N/R		515,260
500	5.000%, 2/01/22	No Opt. Call	N/R		519,205
500	5.000%, 8/01/22	2/22 at 100.00	N/R		516,255
500	5.000%, 8/01/23	2/22 at 100.00	N/R		511,200
500	5.000%, 2/01/24	2/22 at 100.00	N/R		507,175

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+		1,413,825

1,585	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/12 at 100.00	N/R	(5)	2,002,283

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (4)	2/15 at 100.00	N/R		744,249

1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.750%, 8/15/12 – NPFG Insured	7/12 at 100.00	AA–		1,003,550

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R		467,618
230	5.550%, 5/15/19	7/12 at 100.00	N/R		230,069
37,630	Total Indiana				36,869,281
	Iowa – 1.1%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2		1,101,380
2,000	5.250%, 6/15/26	6/20 at 100.00	A2		2,190,180
3,135	5.250%, 6/15/27	6/20 at 100.00	A2		3,421,445
2,000	5.375%, 6/15/28	6/20 at 100.00	A2		2,182,540
2,035	5.500%, 6/15/29	6/20 at 100.00	A2		2,227,877

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Iowa (continued)

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
$1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA–		$2,112,790
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–		2,158,777
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–		1,720,108
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–		1,118,820

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,313,052
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,298,474
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,616,100
2,000	5.250%, 7/01/16	No Opt. Call	BB+		2,074,780
820	5.000%, 7/01/19	7/16 at 100.00	BB+		823,313

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2001, 5.450%, 10/01/26 – RAAI Insured	10/12 at 100.00	N/R		1,000,650

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R	(5)	2,044,200

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
925	4.700%, 10/01/16	10/13 at 100.00	BB		902,994
1,100	4.750%, 10/01/17	10/13 at 100.00	BB		1,063,733
1,155	4.800%, 10/01/18	10/13 at 100.00	BB		1,105,092

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Refunding Bonds, Upper Iowa University Project, Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BBB+		1,354,075

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA		2,343,740

320	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		339,770
36,965	Total Iowa				39,513,890
	Kansas – 0.8%

2,000	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa		2,414,520

2,200	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA–		2,601,786

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2		1,516,754

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA		2,127,112

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+		1,103,090

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
700	5.750%, 11/15/13	No Opt. Call	N/R		722,309
765	5.750%, 11/15/14	No Opt. Call	N/R		800,710
820	5.750%, 11/15/15	No Opt. Call	N/R		867,076

130	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa		132,393

1,045	Sedgwick County Unified School District 267, Harvey County, Kansas, General Obligation Bonds, Series 1999, 5.250%, 11/01/12 – AMBAC Insured	No Opt. Call	N/R		1,068,763

10,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	A+		10,856,800

Nuveen Investments	163

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$2,235	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	AA–	$2,362,440

5,590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B - Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	3,781,579
29,740	Total Kansas			30,355,332
	Kentucky – 1.4%

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	9,045,311

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	24,857,122

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,954,940

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,239,579

8,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	N/R	8,205,740
45,180	Total Kentucky			51,302,692
	Louisiana – 2.9%

500	Calcasieu Parish School District 23, Louisiana, General Obligation Bonds, Public School Improvement Series 2008, 4.600%, 2/15/20	2/13 at 100.00	A+	509,330

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,411,480
12,180	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	13,444,040

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	11,142,160

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	943,480

420	Louisiana Local Government Environmental Facilities and Community Development Authority, Senior Air Cargo Revenue Bonds, Cargo Acquisition Companies Obligated Group,, 6.650%, 1/01/25 (Alternative Minimum Tax)	7/12 at 101.00	Ba2	420,050

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,208,541
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,529,923

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,765	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	Aa1	3,130,395
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	Aa1	6,022,170
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	7,905,467

22,115	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa2	26,684,844

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A	2,430,288

13,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–	13,719,933
95,190	Total Louisiana			103,502,101

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
$1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	$1,127,370
3,850	6.750%, 7/01/41	7/21 at 100.00	Baa3	4,310,306

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	816,560
5,590	Total Maine			6,254,236
	Maryland – 0.1%

515	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/12 at 100.00	Aa2	516,365

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	265,835

2,000	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	2,222,800

	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
350	5.000%, 11/01/13	No Opt. Call	BBB+	366,702
700	4.000%, 11/01/15	No Opt. Call	BBB+	744,324
3,815	Total Maryland			4,116,026
	Massachusetts – 4.6%

3,245	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	4,023,768

8,140	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA	8,209,760

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	12,766,900

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,545,325

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,940	5.000%, 10/01/17	No Opt. Call	N/R	1,927,215
515	5.000%, 10/01/18	10/17 at 100.00	N/R	507,486

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
900	4.500%, 7/01/21	7/20 at 100.00	Baa2	976,410
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,890,686
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,827,658

1,330	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	1,443,502

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA–	2,200,460

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	546,195
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,787,212

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,513,240

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	6/12 at 100.00	A–	1,501,500
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	6/12 at 100.00	A–	1,831,789

1,395	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/12 at 100.00	AAA	1,510,269

Nuveen Investments	165

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$1,465	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	N/R		$1,295,807

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+		11,270,900

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA+	(5)	12,893,000

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA+	(5)	7,448,602

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(5)	11,143,300

29,290	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+		35,502,995

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	AAA		21,475,885
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		12,919,320

1,000	Massachusetts, Special Obligation Revenue Bonds, Series 1997A, 5.500%, 6/01/13	No Opt. Call	AAA		1,057,080

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA		1,562,414
150,385	Total Massachusetts				166,578,678
	Michigan – 3.8%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	Aa2		890,820

1,075	Constantine Public Schools, Saint Joseph County, Michigan, General Obligation Bonds, Series 2002, 5.000%, 5/01/16 (Pre-refunded 11/01/12)	11/12 at 100.00	Aa2	(5)	1,100,961

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA–		10,176,538

	Detroit, Michigan, Downtown Development Authority, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	A–		1,755,733
2,650	0.000%, 7/01/23	No Opt. Call	A–		1,425,329
2,880	0.000%, 7/01/24	No Opt. Call	A–		1,451,578

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	B		7,369,372

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 – NPFG Insured (8)	No Opt. Call	A		7,482,098

55	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/12 – FGIC Insured (ETM)	No Opt. Call	Baa1	(5)	55,504

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,518,225

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,378,107

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA–		3,066,058

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		1,121,256

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+		9,954,600

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+		$4,033,334

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,225,320
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,868,103

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		1,934,323

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA–		9,347,300

3,530	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA–		3,754,190

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3		5,610,100

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3		6,086,959

3,150	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/15 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(5)	3,287,970

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+		1,762,605

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB		1,120,046
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB		1,350,128
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB		1,415,399

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	7/12 at 100.00	N/R	(5)	1,577,758

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A		1,477,909

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2		5,747,203
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2		5,668,505
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2		4,444,897

1,465	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+		1,651,231

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A		8,919,040

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA–		1,469,897
135,040	Total Michigan				137,498,396
	Minnesota – 2.2%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R		1,644,919

9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1		9,589,052

1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1		1,033,860

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+		1,981,309

160	City of Minneapolis, Minnesota, Hospital Facilities Revenue Bonds (St. Marys Hospital and St. Marys Rehabilitation Center Projects), Series 1983, 10.000%, 6/01/13 (ETM)	No Opt. Call	AAA		168,654

Nuveen Investments	167

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Minnesota (continued)

$2,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A		$2,359,300

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB		2,932,172
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB		1,286,822

1,165	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	A	(5)	1,202,350

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R		1,325,606
815	5.500%, 5/01/21	5/17 at 100.00	N/R		853,378

295	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/12	No Opt. Call	Baa2		295,030

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–		1,349,330

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A3		1,078,410

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009-A1, 5.000%, 11/15/24	11/19 at 100.00	AA–		1,102,070

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R		496,138

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
375	5.000%, 2/01/13	No Opt. Call	N/R		380,861
400	5.000%, 2/01/14	No Opt. Call	N/R		414,016
300	5.000%, 2/01/15	No Opt. Call	N/R		315,198

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–		2,763,076

2,570	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA		2,756,839

	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B:
1,155	5.000%, 3/01/19	No Opt. Call	A		1,333,020
4,310	5.000%, 3/01/20	No Opt. Call	A		4,985,636
5,820	5.000%, 3/01/21	No Opt. Call	A		6,686,191
4,660	5.000%, 3/01/22	No Opt. Call	A		5,337,424
12,365	5.250%, 3/01/23	3/22 at 100.00	A–		14,248,808
10,000	5.250%, 3/01/24	3/22 at 100.00	A–		11,372,900
71,470	Total Minnesota				79,292,369
	Mississippi – 0.6%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/12 at 100.00	BBB		8,685,114

	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A:
1,440	5.000%, 8/15/16	No Opt. Call	A–		1,605,024
10,140	5.000%, 8/15/20	8/17 at 100.00	A–		11,087,684
20,240	Total Mississippi				21,377,822

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 2.8%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
$1,245	5.000%, 6/01/18	6/17 at 100.00	BBB+	$1,345,260
3,030	5.000%, 6/01/20	6/17 at 100.00	BBB+	3,209,558

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,075,000

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,405	4.350%, 3/01/14	No Opt. Call	BBB+	1,456,072
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,545,897
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,608,960

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,511,894

2,100	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	5/12 at 100.00	N/R	2,099,895

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	13,369,133

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA–	579,422

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	BBB–	1,642,355
1,700	5.000%, 8/15/13	No Opt. Call	BBB–	1,751,646

1,250	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29	6/14 at 100.00	A–	1,296,950

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2008F, 5.375%, 4/01/24	4/13 at 100.00	A–	1,017,110

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,200,820

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,270,606

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	BBB+	889,933
930	4.375%, 2/01/16	No Opt. Call	BBB+	977,393

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	A–	1,058,320

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A3	4,944,644

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,308,660

1,365	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	5/12 at 102.00	N/R	1,317,703

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	503,195

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	13,124,490
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	20,130,907
92,335	Total Missouri			100,235,823

Nuveen Investments	169

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Montana – 0.2%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
$1,800	5.750%, 5/15/16	No Opt. Call	N/R		$1,870,470
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R		1,698,283

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA		2,828,300
5,975	Total Montana				6,397,053
	Nebraska – 0.4%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	A–		1,246,526

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	BBB+		652,974

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–		747,959
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–		2,032,965
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–		1,382,936

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	A–		821,855
1,000	5.125%, 1/01/23	1/20 at 100.00	A–		1,111,630

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1		2,143,320

	Nebraska Investment Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center Project, Series 2002:
500	4.800%, 11/15/12 – RAAI Insured	5/12 at 100.00	A		501,680
600	4.900%, 11/15/13 – RAAI Insured	5/12 at 100.00	A		601,860

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1		1,782,729
1,500	5.000%, 1/01/24	1/22 at 100.00	A1		1,798,185
950	5.000%, 1/01/25	1/22 at 100.00	A1		1,123,727
14,240	Total Nebraska				15,948,346
	Nevada – 1.5%

580	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/12	No Opt. Call	BBB+		585,957

475	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/12 (ETM)	No Opt. Call	BBB+	(5)	483,683

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3		17,894,240

1,885	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/12 at 100.00	N/R		1,894,896

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R		2,885,340

400	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(5)	411,268

	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+		1,852,886
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+		1,180,670
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+		14,468,768

4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+		5,732,872

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
$2,265	5.000%, 7/01/22	7/21 at 100.00	AA		$2,695,690
4,710	5.000%, 7/01/23	7/21 at 100.00	AA		5,546,873
48,975	Total Nevada				55,633,143
	New Hampshire – 0.4%

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A		1,285,038

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+		426,631
430	5.000%, 7/01/15	No Opt. Call	BBB+		461,799
445	5.000%, 7/01/16	No Opt. Call	BBB+		482,073

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25	7/15 at 100.00	BBB–		1,021,460

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+		6,514,943

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	BBB		424,491
1,000	5.250%, 6/01/21	6/16 at 100.00	BBB		1,030,830

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA		1,487,473
11,905	Total New Hampshire				13,134,738
	New Jersey – 4.6%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/13	No Opt. Call	BBB		1,158,431

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,880	5.375%, 6/15/15	No Opt. Call	Aaa		9,056,090
2,000	5.500%, 6/15/16	No Opt. Call	Aaa		2,385,780
4,125	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Aaa		4,920,671

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/20	No Opt. Call	BBB+		2,291,420
8,050	5.000%, 6/15/21	No Opt. Call	BBB+		9,223,529
1,000	5.000%, 6/15/22	No Opt. Call	BBB+		1,142,780
1,000	5.000%, 6/15/22	No Opt. Call	AA–		1,145,650
3,650	5.000%, 6/15/23	6/22 at 100.00	BBB+		4,100,666
2,235	5.000%, 6/15/24	6/22 at 100.00	BBB+		2,478,414
845	4.250%, 6/15/27	6/22 at 100.00	BBB+		844,687

3,145	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(5)	3,171,041

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	BBB		419,732

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,305	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		36,054,908
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	A+		9,118,646

1,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A+		414,769

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+		12,090,300

Nuveen Investments	171

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A+		$4,252,943

6,365	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	Aaa		6,394,152

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		100,412
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		100,412
9,550	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		9,595,554
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		6,955,816
1,075	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,080,128

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
20,155	4.500%, 6/01/23	6/17 at 100.00	B1		19,123,467
20,000	5.000%, 6/01/29	6/17 at 100.00	B2		18,157,800
155,860	Total New Jersey				165,778,198
	New York – 6.7%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–		4,500,117

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
1,450	5.000%, 11/01/13	7/12 at 100.00	Aa1		1,455,409
720	5.000%, 11/01/14	7/12 at 100.00	Aa1		722,686

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(5)	16,338,550

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2		5,509,221

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		8,353,668

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,831,606

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,000	5.000%, 5/15/24	5/22 at 100.00	AA–		12,102,100
9,230	5.000%, 5/15/25	5/22 at 100.00	AA–		11,023,481

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A		12,354,795

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A		11,442,900

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		17,321,275

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R		2,044,000

890	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		899,318

7,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA		7,750,120

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		$11,852,257

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	7/12 at 100.00	AA		10,044

3,220	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	8/12 at 100.00	AA		3,263,438

1,340	New York City, New York, General Obligation Bonds, Fiscal Series 2002D, 5.500%, 6/01/12	No Opt. Call	AA		1,346,151

660	New York City, New York, General Obligation Bonds, Fiscal Series 2002D, 5.500%, 6/01/12 (ETM)	No Opt. Call	N/R	(5)	663,029

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,316,753

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,469,050

21,205	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		25,236,495

255	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	A1		255,523

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	7/12 at 100.00	Aa1		15,885,711

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,515	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,592,765
5,370	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		5,646,824

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
3,360	5.500%, 6/01/18	6/12 at 100.00	AA–		3,372,936
5,130	5.500%, 6/01/19	6/13 at 100.00	AA–		5,405,994
1,200	5.500%, 6/01/20	6/13 at 100.00	AA–		1,264,836
5,715	5.500%, 6/01/21	6/13 at 100.00	AA–		6,025,039

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
8,000	5.000%, 6/01/16	No Opt. Call	AA–		9,234,560
8,040	5.000%, 6/01/17	No Opt. Call	AA–		9,478,999
9,015	5.000%, 6/01/18	No Opt. Call	AA–		10,801,232

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		883,547
219,530	Total New York				244,654,429
	North Carolina – 1.9%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB		998,280

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
22,955	5.375%, 1/01/13	No Opt. Call	A–		23,697,824
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,181,610

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA–		1,946,109

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B:
2,035	4.875%, 10/01/13	No Opt. Call	N/R		2,063,755
2,120	5.000%, 10/01/14	No Opt. Call	N/R		2,172,788

Nuveen Investments	173

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina (continued)

$2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	AA–		$2,114,640

5,940	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A		6,635,930

2,240	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R	(5)	2,319,453

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
4,760	5.500%, 1/01/13	No Opt. Call	A		4,920,317
2,000	5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA–		2,064,020
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,315,300
67,650	Total North Carolina				70,430,026
	North Dakota – 0.1%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–		3,277,148

1,180	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.000%, 7/01/14	No Opt. Call	BBB–		1,256,960
3,930	Total North Dakota				4,534,108
	Ohio – 2.6%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB		3,993,234

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 – AGC Insured	6/15 at 100.00	AA–		1,109,950

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA		1,447,790

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	A1		398,078
1,875	5.000%, 6/01/16	No Opt. Call	A3		2,000,156
35	5.000%, 6/01/17	No Opt. Call	Baa1		37,258

38,020	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B		31,080,209

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA–		3,609,230

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA		1,951,974
1,780	5.000%, 12/01/23	12/19 at 100.00	AA		2,020,158

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 17.237%, 12/01/15 (IF)	No Opt. Call	AA+		7,563,902

1,230	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A–		1,313,037

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aaa		1,232,762

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A2		2,154,825
750	5.250%, 5/15/16	No Opt. Call	A2		832,868

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1		860,041
870	4.000%, 10/01/19	No Opt. Call	A1		970,215
1,150	4.000%, 10/01/20	No Opt. Call	A1		1,278,835

174	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$1,205	5.000%, 10/01/21	No Opt. Call	A1		$1,428,070
965	5.000%, 10/01/22	No Opt. Call	A1		1,141,132

	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997:
1,135	4.000%, 4/01/14	No Opt. Call	A3		1,187,823
1,000	4.500%, 4/01/15	No Opt. Call	A3		1,081,490

10,625	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2012A, 5.000%, 1/01/26 (WI/DD, Settling 5/09/12)	1/22 at 100.00	Aa2		12,362,825

11,000	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+		12,518,550

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	Aa3		586,945

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		795,557
805	5.000%, 11/15/16	No Opt. Call	A–		901,463
93,765	Total Ohio				95,858,377
	Oklahoma – 0.8%

	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Newcastle Public Schools Project, Series 2006:
355	5.000%, 9/01/12	No Opt. Call	A–		359,867
250	4.125%, 9/01/13	No Opt. Call	A–		259,558

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+		2,545,823

10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA		11,031,700

1,430	Oklahoma City Industrial and Cultural Facilities Trust, Oklahoma, Senior Air Cargo Revenue Bonds, Cargo Acquisition Companies Obligated Group, Series 2003, 5.750%, 1/01/23 (Alternative Minimum Tax)	10/14 at 101.00	Ba2		1,364,620

8,375	Oklahoma State, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 101.00	AA+	(5)	8,937,298

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		120,142
700	5.250%, 5/15/13	No Opt. Call	BBB+		718,305
790	5.250%, 5/15/14	No Opt. Call	BBB+		830,922
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,102,574

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3		3,233,520
28,565	Total Oklahoma				30,504,329
	Oregon – 0.3%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		5,111,272

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		4,786,840
8,120	Total Oregon				9,898,112
	Pennsylvania – 2.1%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		2,385,014

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2		1,534,829

Nuveen Investments	175

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
$1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–		$1,368,738
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–		1,475,138

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB		582,620
565	5.375%, 10/01/21	10/18 at 100.00	BBB		613,240

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB		1,105,620
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB		1,114,754

4,540	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	7/12 at 100.00	Ba1		4,557,343

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R		3,233,666

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A		1,343,329

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R		995,390

1,170	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	Baa1		1,317,888

15,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		13,658,888

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+		3,164,670

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa2		10,838,900

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa2		4,843,248

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA–		10,638,643

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.000%, 12/01/24	12/17 at 100.00	AA–		8,860,774

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,100	5.375%, 1/01/14	No Opt. Call	N/R		1,115,510
1,200	5.500%, 1/01/16	No Opt. Call	N/R		1,225,032
76,440	Total Pennsylvania				75,973,234
	Puerto Rico – 1.8%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(5)	4,279,128
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(5)	5,091,000

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	Baa1		3,166,650

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Baa1		10,672,000

1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	Baa1		1,094,270

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico (continued)

$11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		$10,977,120

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	Baa1		5,042,400

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa1		11,165,800

4,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	Baa1		4,310,600

10,630	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	Baa1		10,715,678
63,830	Total Puerto Rico				66,514,646
	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
4,185	6.000%, 6/01/23	6/12 at 100.00	Baa1		4,199,899
125	6.125%, 6/01/32	6/12 at 100.00	BBB+		125,450
4,310	Total Rhode Island				4,325,349
	South Carolina – 0.8%

2,055	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District, South Carolina Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	AA–		2,201,337

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
2,000	5.000%, 2/01/24	2/22 at 100.00	Aa1		2,454,000
1,215	5.000%, 2/01/25	2/22 at 100.00	Aa1		1,474,293

4,100	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,268,469

2,000	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	AA–	(5)	2,156,080

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2		1,587,180
2,000	5.250%, 12/01/24	12/15 at 100.00	A2		2,108,300

450	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		472,487

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+		2,099,940

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+		1,133,200

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		7,912,080
25,070	Total South Carolina				27,867,366
	South Dakota – 0.4%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A		2,500,052

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–		775,094
800	5.000%, 4/01/18	4/13 at 100.00	A–		814,568
840	5.000%, 4/01/19	4/13 at 100.00	A–		852,844
820	5.000%, 4/01/20	4/13 at 100.00	A–		831,455

Nuveen Investments	177

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Dakota (continued)

$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		$1,118,180

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	AA-		1,113,570

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	AA		1,661,040

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Refunding Series 2003:
1,000	5.000%, 9/01/12	No Opt. Call	A		1,011,180
1,000	5.000%, 9/01/13	9/12 at 101.00	A		1,020,000

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
295	4.500%, 9/01/12	No Opt. Call	A		297,805
300	4.550%, 9/01/14	No Opt. Call	A		316,932
1,770	5.000%, 9/01/25	9/14 at 100.00	A		1,796,444
13,470	Total South Dakota				14,109,164
	Tennessee – 2.4%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	AA		2,630,231

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R		3,771,331

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+		4,022,154

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		775,603
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		811,710

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		5,207,300

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–		1,784,895
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–		1,857,071
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–		1,458,488

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA		1,183,440

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+	(5)	10,743,500

12,155	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		13,054,227

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	Baa1		506,540

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–		3,656,108

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–		4,988,845

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–		1,196,590
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–		2,090,380

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002:
$565	6.000%, 9/01/16 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(5)	$576,057
935	6.000%, 9/01/16 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(5)	953,298

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,492,736

1,085	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.250%, 9/01/12 (ETM)	No Opt. Call	N/R	(5)	1,104,747

2,215	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.500%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(5)	2,284,042

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	9/13 at 100.00	BBB+		2,057,980

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	A2		5,880,498
11,885	5.250%, 9/01/20	No Opt. Call	A2		13,305,614
80,115	Total Tennessee				87,393,385
	Texas – 9.6%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA		1,215,228

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	AA–		9,153,408

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		6,377,640

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	Aa3		2,342,664

3,380	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		3,736,590

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building and Refunding Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA		9,523,520

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2		1,329,022

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3		6,209,862

5,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA+		5,360,850

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,546,335

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA		2,953,278

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+		700,213

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA		1,282,590

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+		2,246,020

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1		2,331,545

Nuveen Investments	179

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa		$988,820

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA		734,047

445	Grapevine Industrial Development Corporation, Texas, Cargo Acquisition Companies Obligated Group, Debt, Senior Lien Series 2002, 6.500%, 1/01/24 (Alternative Minimum Tax)	7/12 at 100.00	Ba2		445,045

1,230	Gregg County Health Facilities Development Corporation, Texas, Revenue Bonds, Good Shepherd Medical Center, Series 2006A, 5.000%, 10/01/13	No Opt. Call	BBB+		1,262,435

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–		938,936
500	4.000%, 3/01/22	3/21 at 100.00	A–		529,255
800	4.000%, 3/01/23	3/21 at 100.00	A–		835,408
440	4.250%, 3/01/25	3/21 at 100.00	A–		460,275

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,150	5.250%, 12/01/12	No Opt. Call	A+		1,182,304
1,000	5.250%, 12/01/13	No Opt. Call	A+		1,071,770

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31	12/18 at 100.00	A+		2,341,541

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	7/12 at 100.00	AA+	(5)	8,485,820

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		6,061,056
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		6,299,965
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,553,374

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.395%, 11/01/41 (IF)	11/21 at 100.00	AA		3,054,999

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+		2,413,805
2,380	5.000%, 7/01/20	No Opt. Call	BBB+		2,529,845

2,000	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	AA+	(5)	2,254,680

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2		6,964,000
6,920	5.250%, 9/01/25	9/16 at 100.00	A2		7,527,230
4,295	5.250%, 9/01/26	9/16 at 100.00	A2		4,642,852

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2		5,125,040
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2		2,300,059

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,025	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(5)	6,219,126
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(5)	5,558,505

10,130	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA	(5)	10,411,918

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
$1,900	5.000%, 7/01/25	7/21 at 100.00	A+		$2,190,225
2,000	5.000%, 7/01/26	7/21 at 100.00	A+		2,284,040

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
1,800	5.000%, 7/01/31	7/22 at 100.00	A+		2,010,492
5,000	5.000%, 7/01/32	7/22 at 100.00	A+		5,539,750

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–		803,739

1,000	Kaufman County, Texas, Certificate of Obligation, Series 2002, 5.000%, 2/15/17 – AGM Insured	2/17 at 100.00	AA–		1,003,710

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,685,261

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA–		6,787,112

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA		1,401,509
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA		1,422,251

2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–		2,073,100

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A+	(5)	4,750,954

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB		1,111,700

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22	2/16 at 100.00	AAA		876,406

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,684,265

2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2		2,973,875

3,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2		3,471,540

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,565	5.250%, 9/01/25	9/21 at 100.00	AA		10,268,835
5,000	5.250%, 9/01/26	9/21 at 100.00	AA		5,930,100

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA		1,541,069
9,130	0.000%, 9/01/45	9/31 at 100.00	AA		6,562,827

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa		1,102,570

1,465	Odessa Housing Finance Corporation, Texas, Residual Revenue Bonds, Series 1989, 0.000%, 6/01/12 – NPFG Insured (ETM)	No Opt. Call	N/R	(5)	1,464,575

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa		1,184,590

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	BBB+		8,756,544
9,450	6.000%, 10/01/21	10/12 at 100.00	BBB+		9,570,960

Nuveen Investments	181

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+		$990,063

4,220	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+	(5)	4,688,251

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA		1,101,740
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA		1,251,424

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+		632,678

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA		979,646

5,010	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,663,504

1,235	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	N/R		1,278,102

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2		5,393,192

1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, The Stayton at Museum Way Senior Living Center, Inc. Project, Temps 50, Series 2009C-2, 6.500%, 11/15/14	7/12 at 100.00	N/R		1,155,531

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA		2,646,851

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA		2,391,360

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.754%, 10/01/14 (IF)	No Opt. Call	AAA		7,845,800

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.541%, 10/01/15 (IF)	No Opt. Call	Aaa		8,100,462

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	Aaa		1,808,655

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R		1,012,200
900	5.500%, 11/15/25	11/15 at 100.00	N/R		888,993

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2		2,679,136

1,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2003, 5.250%, 7/01/12	No Opt. Call	Baa1		1,005,970

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		5,193,100
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		11,725,897

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A		2,827,208
2,900	4.000%, 8/15/19	No Opt. Call	A		3,162,566
3,015	4.000%, 8/15/20	No Opt. Call	A		3,261,235
3,135	4.000%, 8/15/21	No Opt. Call	A		3,371,661

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA		589,615

182	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–		$1,135,070

785	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(5)	788,148

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA		10,714,234
319,955	Total Texas				348,235,166
	Utah – 0.4%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,794,875

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	16.960%, 7/01/21 (IF)	7/18 at 100.00	AAA		2,435,200
2,500	16.960%, 7/01/22 (IF)	7/18 at 100.00	AAA		4,870,400
10,080	Total Utah				14,100,475
	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+		1,653,407

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+		6,407,520
7,580	Total Virgin Islands				8,060,927
	Virginia – 0.1%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2		2,485,490

1,130	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,134,893

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–		1,300,320
4,760	Total Virginia				4,920,703
	Washington – 2.6%

5,690	Central Valley School District 356 Spokane County, Washington, Unlimited Tax Deferred Interest General Obligation Bonds, Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2		5,552,928

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A		5,554,434

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	Aa2		1,697,421

2,735	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(5)	3,002,374

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aa1		5,043,800

3,250	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA		4,003,610

525	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 – AGM Insured	12/16 at 100.00	AA+		601,015

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+		329,080

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,545,891

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,236,617

Nuveen Investments	183

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 – NPFG Insured	6/15 at 100.00	Aa1	$1,132,430

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA	9,706,607

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
3,125	6.250%, 7/01/24	7/19 at 100.00	Baa2	3,530,219
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa2	2,288,140

6,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,437,580

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,468,628

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
380	5.500%, 6/01/12	No Opt. Call	A1	381,186
5,265	6.500%, 6/01/26	6/13 at 100.00	A3	5,474,705

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	14,223,720

3,000	Washington State, General Obligation Bonds, Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+	3,274,920

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 17.648%, 1/01/16 (IF)	No Opt. Call	AA+	5,135,485

3,000	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	2,882,160

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+	2,527,184
83,340	Total Washington			93,030,134
	Wisconsin – 2.8%

100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	Aaa	100,477

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	4,120,541

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	BBB	2,217,740

1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	1,124,132

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A2	1,491,171

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2	2,182,900

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B:
1,400	4.350%, 8/15/19	No Opt. Call	AA–	1,611,694
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	9,776,899

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB	2,056,820

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	7/12 at 100.00	N/R	1,383,760

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	1,300,588

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
$2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		$2,450,585
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,644,128

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2		5,302,850

6,170	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,545,355

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.125%, 4/01/24	4/14 at 100.00	N/R		1,521,135

495	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB–		525,848

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–		2,675,778
11,955	5.250%, 8/15/20	8/16 at 100.00	A–		12,973,805

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–		10,729,682

345	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	7/12 at 100.00	AA		345,559

1,430	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(5)	1,573,157

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		11,159,550

10,155	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,446,411

1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	A+		1,578,934
90,840	Total Wisconsin				99,839,499
	Wyoming – 0.1%

2,250	Lincoln County, Wyoming, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1995, 4.125%, 11/01/25 (Mandatory put 6/01/13) (Alternative Minimum Tax)	No Opt. Call	A2		2,333,295
$3,336,064	Total Investments (cost $3,344,069,486) – 98.4%				3,571,121,520
	Other Assets Less Liabilities – 1.6%				56,238,086
	Net Assets – 100%				$3,627,359,606

Nuveen Investments	185

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.4% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.5% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

186	Nuveen Investments

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 0.7%

$3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		$3,895,072

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,038,230
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,060,830

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	1/14 at 100.00	B		1,073,173

5,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A+		5,004,900

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
745	5.000%, 12/01/12 (ETM)	No Opt. Call	A–	(4)	765,704
570	5.000%, 12/01/13 (ETM)	No Opt. Call	A–	(4)	611,621

6,305	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	7,002,270
19,525	Total Alabama				20,451,800
	Alaska – 0.4%

	Alaska State, Sport Fishing Revenue Bonds, Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1		3,128,310
1,360	5.000%, 4/01/19	No Opt. Call	A1		1,606,310

8,150	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	BBB–		8,090,424
12,190	Total Alaska				12,825,044
	Arizona – 5.3%

500	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA		547,240

2,955	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+		3,382,175

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		980,070

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA–		13,753,972
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–		886,525

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA–		8,791,382

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA–		5,352,709
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA–		13,881,718
2,850	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–		3,399,509

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
3,955	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA–		4,440,674
1,890	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA–		2,179,113
2,335	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA–		2,747,641
5,050	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA–		6,030,205

	City of Mesa, Arizona, General Obligation Refunding Bonds, Series 2012:
2,000	2.000%, 7/01/14	No Opt. Call	AA		2,064,420
1,855	3.000%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	AA		2,008,279
1,425	4.000%, 7/01/20	No Opt. Call	AA		1,629,545
2,225	4.000%, 7/01/21	No Opt. Call	AA		2,535,054
2,055	4.000%, 7/01/22	No Opt. Call	AA		2,329,240

Nuveen Investments	187

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$1,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004, 5.250%, 5/15/12	No Opt. Call	A–		$1,001,810

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	A1		2,476,590

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,212,656
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,382,350

	Mesa, Arizona, Street and Highway User Revenue Refunding Bonds, Series 2012:
2,010	5.000%, 7/01/16	No Opt. Call	AA		2,332,585
2,000	5.000%, 7/01/21	No Opt. Call	AA		2,409,200
4,015	5.000%, 7/01/22	No Opt. Call	AA		4,831,290

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2		6,576,209
6,115	5.000%, 7/01/21	No Opt. Call	Aa2		7,486,900

10,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Service Company, Cholla Project, Series 2009A, 1.250%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	BBB		10,038,700

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA		3,400,762

1,625	Pima County, Arizona, Sewer Revenue Bonds, Series 2011B, 4.000%, 7/01/13	No Opt. Call	AA–		1,690,163

2,890	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/22 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1	(4)	2,982,653

19,575	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1		22,634,181

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–		803,335

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	10/12 at 100.00	A–		302,205

1,735	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1		1,820,310

2,245	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,254,833
138,045	Total Arizona				156,576,203
	California – 5.9%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,275	5.000%, 5/01/16	No Opt. Call	AA		3,818,486
3,125	5.000%, 5/01/17	No Opt. Call	AA		3,737,188

3,685	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA		4,151,558

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A+		3,244,381

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA		1,061,640

1,875	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA		1,878,244

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$2,400	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA		$2,404,152

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A2		5,078,960
3,675	5.000%, 11/01/17	No Opt. Call	A2		4,238,488

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,650	5.000%, 7/01/16	No Opt. Call	Aa3		1,923,999
95	5.250%, 7/01/21	7/19 at 100.00	Aa3		115,417

4,095	California State, Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3		4,481,363

9,740	California State, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1		10,127,165

5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1		5,820,100

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+		5,417,700
5,015	5.000%, 4/01/16	No Opt. Call	A+		5,707,321

1,945	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17) (WI/DD, Settling 6/01/12)	No Opt. Call	A+		2,253,496

10,505	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1		11,041,280

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB		1,039,900

1,110	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2002C, 5.000%, 11/01/29 (Mandatory put 5/01/17) (WI/DD, Settling 6/01/12)	No Opt. Call	A+		1,287,800

3,325	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1		3,392,265

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	BBB–		1,513,488
1,000	5.000%, 8/15/13	No Opt. Call	BBB–		1,021,140

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,115	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A2		1,118,144
1,205	5.000%, 6/01/17	7/12 at 100.00	A2		1,205,253

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
19,087	6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		19,856,206
4,135	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		4,422,465
625	6.625%, 6/01/40 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		667,606

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	A3		3,332,526
2,665	5.000%, 6/01/16	No Opt. Call	Baa1		2,822,128
9,545	4.500%, 6/01/27	6/17 at 100.00	BB–		8,170,425

12,000	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	No Opt. Call	A		12,715,560

1,770	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA		2,229,775

1,010	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+	(4)	1,223,504

Nuveen Investments	189

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
$1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA		$2,077,328
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA		2,511,529

6,085	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA		5,900,685

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3		6,744,375

40	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		43,191

1,715	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 5.750%, 9/01/22	9/12 at 102.00	N/R		1,757,463

180	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa		238,630

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,505,342
1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,619,265

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	8/14 at 100.00	BBB		5,142,700

1,995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 – NPFG Insured	No Opt. Call	BBB		2,224,744

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A		518,665
500	3.800%, 7/01/17	No Opt. Call	A		525,865
163,092	Total California				173,328,905
	Colorado – 1.6%

470	Colorado Building Excellent Schools Today, Certificates of Participation, Series 2011G, 4.000%, 3/15/13	No Opt. Call	Aa2		484,702

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–		1,060,810
2,320	5.250%, 6/01/17	6/16 at 100.00	A–		2,551,513

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3		1,207,674

3,920	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A, 5.000%, 9/01/23	9/14 at 100.00	AAA		4,286,363

15,955	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	BBB		16,666,912

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	BBB		4,915,035

2,550	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	2,707,616

1,140	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,154,079

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA–	(4)	12,036,900
42,975	Total Colorado				47,071,604

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.9%

$3,900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	$3,935,958

730	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	764,201

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – AGM Insured	11/12 at 100.00	AA	10,284,500

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
5	5.500%, 1/01/14 (Alternative Minimum Tax)	7/12 at 100.00	BBB	5,017
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	7/12 at 100.00	BBB	1,706,120

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	Aa3	2,836,902
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	Aa3	2,843,951

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
1,325	5.000%, 2/01/13	No Opt. Call	A1	1,369,798
1,915	5.000%, 2/01/14	No Opt. Call	A1	2,058,740
24,915	Total Connecticut			25,805,187
	Delaware – 0.0%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB–	748,643
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA	1,306,855
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,342,332
2,205	Total District of Columbia			2,649,187
	Florida – 5.5%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
5,665	6.000%, 6/01/16	No Opt. Call	A+	6,549,986
1,145	5.500%, 6/01/17	No Opt. Call	A+	1,320,723

4,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+	4,521,200

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
5,000	5.000%, 6/01/14	No Opt. Call	A+	5,398,300
135	5.250%, 6/01/17	No Opt. Call	A+	154,108

1,000	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA	1,042,380

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
205	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+	219,514
5,800	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	6,380,348
785	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+	884,098

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	5,291,283
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,697,353

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	11,158,300

2,580	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,072,316

Nuveen Investments	191

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
$6,155	5.000%, 7/01/15	No Opt. Call	AAA		$6,997,681
2,830	5.000%, 7/01/16	No Opt. Call	AAA		3,310,704
1,165	5.000%, 7/01/17	No Opt. Call	AAA		1,391,394

8,035	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA–		8,565,792

1,100	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Refunding Series 2010A, 5.000%, 7/01/12	No Opt. Call	AA–		1,108,910

3,800	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB		4,621,788

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA–		256,250

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	540,615

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,735,454

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	A–		2,739,906

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3		1,749,486

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1&2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	BBB		3,966,417
4,000	3.750%, 12/01/18	No Opt. Call	BBB		4,259,240

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3		1,645,123
1,640	4.000%, 4/01/17	No Opt. Call	Aa3		1,817,924
1,705	5.000%, 4/01/18	No Opt. Call	Aa3		1,997,493
1,790	5.000%, 4/01/19	No Opt. Call	Aa3		2,121,777
1,880	5.000%, 4/01/20	No Opt. Call	Aa3		2,240,302

2,765	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	Aa2		3,299,862

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A–		1,310,353
1,145	5.125%, 10/01/16	No Opt. Call	A–		1,276,595

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A		13,221,531

5,075	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,299,873

1,715	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	2,196,452

1,555	Osceola County, Florida, Tourist Development Tax Revenue Bonds, Series 2002A, 5.500%, 10/01/14 – FGIC Insured	10/12 at 100.00	A1		1,587,468

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,105	5.000%, 4/01/18 – NPFG Insured	4/14 at 100.00	Aa3		2,267,169
2,020	5.000%, 4/01/19 – NPFG Insured	4/14 at 100.00	Aa3		2,173,621

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–	$2,112,230

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,812,900

8,980	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	10,276,981

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,536,110

1,595	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	692,071

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA–	3,454,930
146,005	Total Florida			162,274,311
	Georgia – 2.7%

3,100	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1	3,179,794

13,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Vogtle Plant, Series 2008, 1.400%, 11/01/48 (Mandatory put 4/01/15)	No Opt. Call	A+	13,081,380

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	5,033,050

3,700	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Ninth Series 1994, 1.200%, 10/01/32 (Mandatory put 4/01/14)	No Opt. Call	A+	3,724,457

3,345	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 10/01/14)	No Opt. Call	BBB	3,386,244

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,295	5.000%, 4/01/15	No Opt. Call	AAA	1,465,694
1,450	5.000%, 4/01/17	No Opt. Call	AAA	1,738,376

	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A:
600	4.000%, 10/01/14	No Opt. Call	Aa3	647,916
200	2.000%, 10/01/14	No Opt. Call	Aa3	206,388
500	4.000%, 10/01/15	No Opt. Call	Aa3	552,020

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,113,640

350	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1	403,837

285	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+	294,368

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,421,192

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	14,147,962

10,000	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	11,407,800

3,000	Henry County School District, Georgia, General Obligation Bonds, Refunding Series 2012, 2.000%, 12/01/14	No Opt. Call	AA+	3,119,100

195	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	225,978

1,000	Municipal Electric Authority of Georgia, Combined Cycle Project Revenue Bonds, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A1	1,082,850

Nuveen Investments	193

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$1,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Refunding Subordinate Lien Series 2011A, 4.000%, 1/01/15	No Opt. Call	A+		$1,082,540

7,605	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+		9,064,932

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
500	5.000%, 10/01/17 (WI/DD, Settling 5/15/12)	No Opt. Call	Baa2		555,955
580	5.000%, 10/01/20 (WI/DD, Settling 5/15/12)	No Opt. Call	Baa2		643,040
71,250	Total Georgia				78,578,513
	Hawaii – 1.0%

	Hawaii State, General Obligation Bonds, Refunding Series 2011EA:
2,660	5.000%, 12/01/16	No Opt. Call	AA		3,164,176
7,500	5.000%, 12/01/17	No Opt. Call	AA		9,115,425

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.856%, 5/01/14 (IF)	No Opt. Call	AA		6,283,800

6,385	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA		7,875,131

	Hawaii State, Highway Revenue Bonds, Series 2011A:
300	2.000%, 1/01/13	No Opt. Call	AA+		303,600
1,000	3.000%, 1/01/14	No Opt. Call	AA+		1,044,160
405	4.000%, 1/01/15	No Opt. Call	AA+		442,596
2,145	4.000%, 1/01/16	No Opt. Call	AA+		2,399,740
24,145	Total Hawaii				30,628,628
	Illinois – 8.0%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB		1,351,017

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB		1,091,070

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–		1,224,753

4,990	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A1		5,004,222

245	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured (ETM)	No Opt. Call	A1	(4)	245,799

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcoss Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	Aa3		4,511,204

7,095	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA		8,275,111

3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA		4,114,250

3,250	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA		3,817,385

2,440	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA		2,766,082

1,102	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA–		1,182,887

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	7/12 at 100.00	Baa1		1,097,529

1,030	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003, 5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB+		1,051,599

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1		1,321,617

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	AA+		2,621,875

194	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	$3,816,098

3,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 5.000%, 11/15/42 (Mandatory put 5/01/15) (WI/DD, Settling 5/10/12)	No Opt. Call	AA+	3,368,520

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,276,520

1,687	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13 (5)	No Opt. Call	N/R	17

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,453,133

5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	Aa1	6,258,950

	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B:
1,000	5.000%, 5/01/13	No Opt. Call	BBB+	1,022,800
2,510	5.000%, 5/01/25	11/16 at 100.00	BBB+	2,585,375

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	7/12 at 100.00	BBB–	410,586

2,245	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	A–	2,262,982

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,449,850

	Illinois State, General Obligation Bonds, Refunding Series 2004B:
2,435	5.000%, 3/01/13 – AMBAC Insured	No Opt. Call	A+	2,520,931
3,240	5.000%, 3/01/14	No Opt. Call	A+	3,471,336

	Illinois State, General Obligation Bonds, Refunding Series 2006:
70	5.000%, 1/01/13	No Opt. Call	A+	71,994
820	5.000%, 1/01/14	No Opt. Call	A+	873,800
165	5.000%, 1/01/15	No Opt. Call	A+	180,121
3,460	5.000%, 1/01/16	No Opt. Call	A+	3,829,909

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,105	5.000%, 1/01/13	No Opt. Call	A+	1,136,481
1,525	5.000%, 1/01/16	No Opt. Call	A+	1,688,038
1,115	5.250%, 1/01/20	No Opt. Call	A+	1,267,276

210	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A+	227,583

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,100	5.000%, 1/01/13	No Opt. Call	A+	6,273,789
3,685	5.000%, 1/01/14	No Opt. Call	A+	3,926,773
1,255	5.000%, 1/01/15	No Opt. Call	A+	1,370,008
1,505	5.000%, 1/01/16	No Opt. Call	A+	1,665,900
5,025	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA–	5,647,145
425	5.000%, 1/01/17	No Opt. Call	A+	474,819
4,960	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	5,562,739
21,765	5.000%, 1/01/18	No Opt. Call	A+	24,324,782
500	5.000%, 1/01/19	No Opt. Call	A+	560,820

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	10/13 at 100.00	A+	7,316,984

1,435	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	6/13 at 100.00	A+	1,489,401

	Illinois State, General Obligation Bonds, Series 2004A:
1,840	5.000%, 3/01/16 – NPFG Insured	3/14 at 100.00	A+	1,960,152
15	5.000%, 3/01/22	3/14 at 100.00	A+	15,859

	Illinois State, General Obligation Bonds, Series 2004:
860	5.000%, 11/01/13 – AMBAC Insured	No Opt. Call	A+	912,623
915	5.000%, 9/01/14 – NPFG Insured	No Opt. Call	A+	995,310

Nuveen Investments	195

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Series 2005:
$860	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A+	$923,829
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA–	2,193,200

985	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	A+	1,104,352

	Illinois State, General Obligation Bonds, Series 2006:
4,035	5.000%, 1/01/16	No Opt. Call	A+	4,466,382
1,005	5.000%, 1/01/17	1/16 at 100.00	A+	1,098,636

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA–	1,067,770

	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010:
3,015	5.000%, 6/15/15	No Opt. Call	AAA	3,411,623
2,030	5.000%, 6/15/16	No Opt. Call	AAA	2,360,890

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
380	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA–	424,620
1,005	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A+	1,131,550
2,355	5.000%, 8/01/21	8/12 at 100.00	A+	2,361,194

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
865	5.250%, 8/01/12 – NPFG Insured	No Opt. Call	A+	875,804
1,165	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A+	1,232,488
570	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A+	624,851
620	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A+	695,448
300	5.250%, 12/01/19 – AGM Insured	12/12 at 100.00	AA–	306,459

1,420	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA	1,428,534

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	2,451,932

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,715	0.667%, 12/15/13	No Opt. Call	AAA	1,713,062
1,000	0.767%, 12/15/16	12/14 at 100.00	AAA	988,820

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA–	1,196,867

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
5,000	4.000%, 6/01/12	No Opt. Call	A	5,015,200
255	5.000%, 6/01/15	No Opt. Call	A	281,043
5,115	5.000%, 6/01/16	No Opt. Call	A–	5,736,575
7,260	5.000%, 6/01/17	No Opt. Call	A	8,190,079
5,100	5.000%, 6/01/18	No Opt. Call	A	5,764,836
9,585	5.000%, 6/01/19	No Opt. Call	A	10,783,988
5,185	5.250%, 6/01/20	No Opt. Call	A	5,898,093
20	5.250%, 6/01/21	No Opt. Call	A	22,772

6,785	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	8,230,544

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	8,303,257
214,754	Total Illinois			234,630,502
	Indiana – 2.9%

5,555	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	5,967,625

750	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BBB–	803,175

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,115	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.000%, 3/01/20	No Opt. Call	A–	$2,420,258

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,876,064

11,070	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,286,925

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,555,000

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	AA	3,172,260

5,030	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,067,021

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,348,590

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA–	4,904,917

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,324,064
1,605	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A+	1,964,006
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	4,520,139

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	BBB	4,643,448

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	7,222,681

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16 (WI/DD, Settling 5/03/12)	No Opt. Call	A3	368,586
630	4.000%, 4/01/17 (WI/DD, Settling 5/03/12)	No Opt. Call	A3	682,133
400	4.000%, 4/01/18 (WI/DD, Settling 5/03/12)	No Opt. Call	A3	432,704
550	3.000%, 4/01/19 (WI/DD, Settling 5/03/12)	No Opt. Call	A3	556,006

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
840	3.000%, 2/01/14	No Opt. Call	N/R	847,216
855	3.000%, 8/01/14	No Opt. Call	N/R	862,045
870	3.000%, 2/01/15	No Opt. Call	N/R	873,524
880	4.000%, 8/01/15	No Opt. Call	N/R	909,674
900	4.000%, 2/01/16	No Opt. Call	N/R	928,035
915	4.000%, 8/01/16	No Opt. Call	N/R	945,213

825	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 3.000%, 8/01/13	No Opt. Call	N/R	831,674

3,965	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA	4,523,787
78,580	Total Indiana			85,836,770
	Iowa – 0.5%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	1,280,180
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA–	1,565,663
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA–	1,628,345
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA–	1,448,769

Nuveen Investments	197

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Iowa (continued)

$930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa3		$942,341

3,100	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3		3,141,075

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,865	5.000%, 6/01/17	No Opt. Call	AA		2,233,300
3,070	5.000%, 6/01/18	No Opt. Call	AA		3,736,405

65	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		69,016
14,135	Total Iowa				16,045,094
	Kansas – 0.8%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,570	5.000%, 9/01/16	No Opt. Call	AAA		5,398,130
6,050	5.000%, 9/01/17	No Opt. Call	AAA		7,333,084

650	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/14	No Opt. Call	A2		712,699

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,220	5.000%, 1/01/20	No Opt. Call	AA		1,457,461
1,475	5.000%, 1/01/23	1/20 at 100.00	AA		1,700,262

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA		3,724,263

1,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	AA–		1,585,530

3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB		2,523,308
22,860	Total Kansas				24,434,737
	Kentucky – 1.5%

1,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 80, Series 2003A, 4.000%, 5/01/12	No Opt. Call	Aa3		1,000,110

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3		4,411,313

5,443	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AA+	(4)	5,585,242

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA		18,182,193

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA–		2,325,307

11,480	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	N/R		11,488,036
39,303	Total Kentucky				42,992,201
	Louisiana – 1.4%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB		5,182,250

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$390	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	$429,176

1,185	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	1,411,513

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,275,048

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	BBB	620,369
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	280,950

16,970	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	21,022,436

7,120	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,345,067

2,245	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/14 at 101.00	AA–	2,421,435
36,460	Total Louisiana			40,988,244
	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	3,593,436
	Maryland – 2.2%

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,725,477

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB	2,381,161

455	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	515,356

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,901,400
5,525	5.000%, 7/15/17	No Opt. Call	AAA	6,700,112
5,130	5.000%, 7/15/18	No Opt. Call	AAA	6,349,965

13,410	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	16,385,947

5,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	6,279,950

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,722,500
53,105	Total Maryland			63,961,868
	Massachusetts – 2.4%

3,860	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	4,258,275

1,050	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.250%, 7/01/24 (Pre-refunded 7/01/12)	7/12 at 100.00	AAA	1,059,041

1,005	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	989,694

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	6/12 at 100.00	A–	886,248

Nuveen Investments	199

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$625	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/14 – NPFG Insured	1/13 at 100.00	BBB		$632,788

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA		498,533

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA		2,315,160
2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,386,740
1,505	5.000%, 11/15/17	No Opt. Call	AAA		1,842,662
1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,248,440

10,025	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,827,194

8,655	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,326,541

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+		15,992,775

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		5,383,050

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,691,790
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,754,613
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,794,882
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,822,373
60,630	Total Massachusetts				69,710,799
	Michigan – 2.8%

2,450	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	Aa2		2,649,700

330	Kent Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		339,296

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Series 2012 Refunding:
500	3.000%, 5/01/13	No Opt. Call	AA–		512,615
750	5.000%, 5/01/14	No Opt. Call	AA–		814,845
750	4.000%, 5/01/15	No Opt. Call	AA–		819,405
1,000	5.000%, 5/01/16	No Opt. Call	AA–		1,154,780
1,000	4.000%, 5/01/17	No Opt. Call	AA–		1,135,670
1,770	4.000%, 5/01/18	No Opt. Call	AA–		2,024,756

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+		9,954,600

3,140	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+		3,711,480

6,705	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		6,973,401

2,350	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2002, 5.000%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	AAA		2,397,306

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	A+		1,109,869

6,190	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA–		6,621,938

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,131,400

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.100%, 6/01/13	7/12 at 100.00	Aa3	$1,419,217

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	7,290,660

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,946,432

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,331,320

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A	7,601,160

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	Aa2	1,082,760

1,370	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 – AGM Insured	5/15 at 100.00	Aa2	1,535,263

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	11/14 at 100.00	Aa2	1,128,371

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,832,889

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	9,086,272
75,485	Total Michigan			82,605,405
	Minnesota – 2.3%

4,150	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	4,290,519

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	831,524
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,896,898
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,968,411

5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,615,100

2,438	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-3, 5.700%, 4/01/27	2/16 at 100.00	AA+	2,546,309

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,611,705

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2	1,327,613

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,749,120
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,824,640

5,125	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AA+	6,052,676

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA–	1,072,540
1,500	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	1,665,840
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA–	6,287,435

1,000	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2006, 3.750%, 2/01/13 – AGM Insured	No Opt. Call	Aa2	1,026,570

Nuveen Investments	201

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B:
$5,000	5.000%, 3/01/16	No Opt. Call	A	$5,662,300
3,000	5.000%, 3/01/17	No Opt. Call	A	3,422,190
4,000	5.000%, 3/01/18	No Opt. Call	A	4,579,960
3,845	5.000%, 3/01/19	No Opt. Call	A	4,437,630
3,310	5.000%, 3/01/20	No Opt. Call	A	3,828,876
59,668	Total Minnesota			67,697,856
	Mississippi – 0.1%

1,790	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	9/14 at 100.00	AA	1,936,046

685	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–	697,282
2,475	Total Mississippi			2,633,328
	Missouri – 1.5%

500	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 5.000%, 4/01/13	No Opt. Call	BBB+	515,440

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
335	5.000%, 6/01/21	6/16 at 100.00	N/R	346,480
2,000	5.625%, 6/01/23	6/16 at 100.00	N/R	2,058,980

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,868,541
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	3,048,099

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,595	5.000%, 1/01/17	No Opt. Call	Aaa	4,281,070
2,985	5.000%, 1/01/18	No Opt. Call	Aaa	3,633,193

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	1,056,760

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
7,425	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	8,473,856
11,985	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	13,806,360

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	5,383,498
40,060	Total Missouri			45,472,277
	Nebraska – 0.5%

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	412,339
500	4.000%, 6/15/16	No Opt. Call	AA–	561,305
750	4.000%, 6/15/17	No Opt. Call	AA–	854,355
600	4.000%, 6/15/18	No Opt. Call	AA–	688,674
800	5.000%, 6/15/19	No Opt. Call	AA–	976,192

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	2,073,964
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,817,392
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,550,050
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,784,071
14,155	Total Nebraska			15,718,342
	Nevada – 0.8%

535	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB+	545,802

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$435	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB+	(4)	$447,663

4,515	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 – AGM Insured	12/12 at 103.00	AA		4,783,733

1,550	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	AA+		1,789,165

4,635	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/14	No Opt. Call	AA–		5,078,106

2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	Aa3		2,935,144

5,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+		5,903,350

2,575	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+		2,949,276
21,870	Total Nevada				24,432,239
	New Hampshire – 0.2%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB		5,366,750
	New Jersey – 5.5%

1,175	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB		1,161,934

2,435	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.000%, 2/15/15	No Opt. Call	BBB		2,625,636

1,500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BBB		1,617,435

3,205	Mercer County, New Jersey, General Obligation Bonds, Series 2012, 2.000%, 2/01/16	No Opt. Call	AA+		3,316,855

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
140	5.000%, 11/01/13 – AGM Insured	No Opt. Call	AA–		149,044
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA–		1,160,030
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA–		1,721,559
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA–		1,094,110

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		268,008

350	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R		389,403

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
6,860	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	Aaa		6,901,434
7,680	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	Aaa		8,094,950
3,645	5.375%, 6/15/14	No Opt. Call	Aaa		4,030,677
375	5.375%, 6/15/15	No Opt. Call	Aaa		430,969
570	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Aaa		653,921
185	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Aaa		220,685

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
710	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa		790,755
105	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa		116,388
830	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa		923,466

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
3,300	5.000%, 6/15/13	No Opt. Call	BBB+		3,452,856
3,900	5.000%, 6/15/14	No Opt. Call	BBB+		4,212,624
3,220	5.000%, 6/15/16	No Opt. Call	BBB+		3,613,613

Nuveen Investments	203

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$2,500	5.000%, 6/15/17	No Opt. Call	BBB+		$2,841,725
2,500	5.000%, 6/15/18	No Opt. Call	BBB+		2,856,800
2,000	5.000%, 6/15/21	No Opt. Call	BBB+		2,291,560
475	5.000%, 6/15/22	No Opt. Call	AA–		544,184
685	4.250%, 6/15/27	6/22 at 100.00	BBB+		684,747

2,620	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2002C, 5.000%, 6/15/20 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	Aaa		2,635,668

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	A+		2,117,600
2,325	5.000%, 9/01/14	No Opt. Call	A+		2,550,641

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA–		4,073,320

4,305	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA–		4,833,869

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BBB–		4,455,322
4,260	5.000%, 7/01/19	No Opt. Call	BBB–		4,715,948

1,290	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/13	No Opt. Call	A2		1,346,657

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa		510,372

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA–		1,546,412

5,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AA–		5,561,405

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa		5,733,650

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,310	5.000%, 12/15/17	No Opt. Call	A+		6,290,598
9,750	5.000%, 12/15/18	No Opt. Call	A+		11,657,100

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
2,000	5.000%, 6/15/14	No Opt. Call	A+		2,183,960
1,500	5.000%, 6/15/15	No Opt. Call	A+		1,688,385

29	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	A3	(4)	29,708

250	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AA+	(4)	263,335

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
3,295	6.500%, 1/01/16	No Opt. Call	A+		3,908,891
1,230	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+		1,459,161

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
110	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	133,630
235	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	285,483
2,335	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	2,597,080
1,270	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	1,412,545
80	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	88,979
810	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	900,914

800	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	7/12 at 100.00	AAA		838,248

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	A+		2,648,809

204	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2		$2,080,103

5,095	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		5,119,303

3,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		3,492,386

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,160	5.000%, 6/01/14	No Opt. Call	A1		4,379,565
5,640	5.000%, 6/01/15	No Opt. Call	A1		5,987,086
7,675	4.500%, 6/01/23	6/17 at 100.00	B1		7,282,194
147,929	Total New Jersey				160,973,695
	New Mexico – 0.2%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,631,492
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,834,566

1,210	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,291,808
6,520	Total New Mexico				6,757,866
	New York – 7.9%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	BBB		542,800

1,560	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–		1,908,488

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R	(4)	6,227

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	Aa2		1,509,750

1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		1,519,635

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,582,293
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,873,893

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		991,471
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,081,902

5,600	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	5,773,600

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,668,375

3,525	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,613,160

	Monroe County, New York, General Obligation Bonds, Refunding Series 2012:
1,500	5.000%, 3/01/13	No Opt. Call	A3		1,550,310
1,500	5.000%, 3/01/14	No Opt. Call	A3		1,599,390
1,000	5.000%, 3/01/15	No Opt. Call	A3		1,094,850

1,585	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,601,595

11,310	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 – AMBAC Insured	12/14 at 100.00	AAA		12,600,245

Nuveen Investments	205

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$10,085	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA		$12,051,676

5,025	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,092,536

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	BBB+		7,936,992

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A		2,194,100

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13)	No Opt. Call	BBB+		7,450,065

2,330	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA		2,649,699

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–		5,588,000
5,000	4.000%, 4/01/17	No Opt. Call	AA–		5,688,600
6,820	5.000%, 4/01/18	No Opt. Call	AA–		8,222,942

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
1,850	5.500%, 6/01/18	6/12 at 100.00	AA–		1,857,123
1,140	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,198,516
500	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		525,495
50	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+		52,550

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset–Backed and State Contingency Contract–Backed Bonds, Series 2003A-1:
9,160	5.500%, 6/01/19	6/13 at 100.00	AA–		9,652,808
1,855	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,950,217
11,200	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		11,777,360
9,295	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–		9,768,952

4,995	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3	(4)	5,016,778

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
2,015	5.500%, 6/01/18	6/12 at 100.00	AA–		2,022,758
3,880	5.500%, 6/01/19	6/13 at 100.00	AA–		4,088,744
10,045	5.500%, 6/01/20	6/13 at 100.00	AA–		10,587,731
340	5.500%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA–		358,370
13,765	5.500%, 6/01/21	6/13 at 100.00	AA–		14,511,751
3,855	5.500%, 6/01/22	6/13 at 100.00	AA–		4,061,975

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–		8,779,056
5,000	5.000%, 6/01/16	No Opt. Call	AA–		5,771,600
3,600	5.000%, 6/01/17	No Opt. Call	AA–		4,244,328
2,800	5.000%, 6/01/18	No Opt. Call	AA–		3,354,792

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–		11,727,900

206	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
$3,105	5.000%, 12/15/16	No Opt. Call	AAA	$3,678,990
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,213,360

7,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,787,707

5,175	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,417,604

1,515	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/12 at 100.00	Baa2	1,531,574

240	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	242,513

1,890	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB+	1,892,003

210	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	212,199
211,930	Total New York			231,677,348
	North Carolina – 1.5%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,481,470
2,010	5.000%, 3/01/17	No Opt. Call	AA	2,390,815
2,075	5.000%, 3/01/18	No Opt. Call	AA	2,511,476

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,389,460
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,640,470

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,583,295
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,616,850
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,642,545
765	3.000%, 6/01/17	No Opt. Call	Aaa	848,592

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA–	2,786,764
3,155	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA–	3,388,849
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA–	3,060,812

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,227,510
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	6,402,526
3,040	5.000%, 5/01/21	5/19 at 100.00	AA+	3,726,432

500	University of North Carolina Board of Governors, Revenue Bonds, East Carolina University, Unlimited Student Fees, Series 2011A, 3.000%, 5/01/14	No Opt. Call	Aa2	524,795
39,165	Total North Carolina			45,222,661
	North Dakota – 0.3%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	852,400

Nuveen Investments	207

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$5,935	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	$6,676,163

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,221,959
7,865	Total North Dakota			8,750,522
	Ohio – 3.0%

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3	2,480,384
2,650	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	3,122,257

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,825	5.000%, 6/01/14	No Opt. Call	A1	6,132,444
9,490	5.000%, 6/01/15	No Opt. Call	A1	10,074,015
6,435	5.000%, 6/01/16	No Opt. Call	A3	6,864,536
3,225	5.000%, 6/01/17	No Opt. Call	Baa1	3,433,045

7,840	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B	6,408,965

2,020	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA–	2,313,486

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,767,146
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,818,155
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,886,571

3,340	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2011A, 5.000%, 7/01/13	No Opt. Call	AAA	3,526,973

845	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A, 5.500%, 8/15/12	No Opt. Call	A–	854,532

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	772,304
765	3.000%, 10/01/16	No Opt. Call	A1	812,201
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,215,720

700	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds, Various Purpose Series 2012, 3.000%, 12/01/12	No Opt. Call	Aa1	711,186

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	Baa1	5,858,598

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,587,640

3,260	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2012A, 4.000%, 2/01/14	No Opt. Call	AA+	3,467,499

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	15,729,235

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
690	5.000%, 1/01/17	No Opt. Call	Aa2	804,098
500	5.000%, 1/01/18	No Opt. Call	Aa2	592,225

140	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	155,364

1,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2002, 5.050%, 12/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,004,210

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,466,157

208	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R		$140,070

600	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 2.000%, 5/01/12	No Opt. Call	A1		600,024
83,510	Total Ohio				89,599,040
	Oklahoma – 1.6%

	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010:
1,000	3.500%, 6/01/12	No Opt. Call	A+		1,002,700
4,845	4.000%, 6/01/14	No Opt. Call	A+		5,162,880

1,950	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		1,965,971

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
750	2.000%, 3/01/14	No Opt. Call	A+		767,160
5,000	3.000%, 3/01/17	No Opt. Call	A+		5,312,700
2,820	4.000%, 3/01/18	No Opt. Call	A+		3,149,263

4,525	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A2		5,003,247

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3		1,052,790
1,200	4.500%, 6/01/16	6/15 at 100.00	A3		1,287,732

10,570	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	12,056,565

7,325	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–		8,816,224
40,985	Total Oklahoma				45,577,232
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		1,196,710

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A1		2,421,400
3,000	Total Oregon				3,618,110
	Pennsylvania – 4.9%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
785	4.300%, 2/15/13	No Opt. Call	Baa3		792,646
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,509,467

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,710,120
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,839,960
1,865	5.000%, 5/01/14	No Opt. Call	Baa2		1,934,770
1,985	5.000%, 5/01/15	No Opt. Call	Baa2		2,086,513
1,620	5.000%, 5/01/16	No Opt. Call	Baa2		1,707,982
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2		1,327,289

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		5,918,150

Nuveen Investments	209

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Refunding Series 2011:
$6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA–		$7,621,580
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA–		5,183,024

1,315	Bucks County, Pennsylvania, General Obligation Bonds, Series 2011, 2.000%, 6/01/13	No Opt. Call	Aaa		1,341,602

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,097,476

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA		1,210,787

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
440	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		474,047
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		20,693
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		219,047
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		77,503

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
1,870	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+		1,881,164
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+		50,060

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/16	No Opt. Call	A+		1,122,900
500	5.000%, 12/01/18	No Opt. Call	A+		602,980

2,620	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	7/12 at 100.00	Ba1		2,630,008

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R		1,004,030

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	BB+		3,383,068

2,700	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R		2,753,676

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	A–		2,396,503

1,230	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	1,407,440

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
3,000	5.000%, 10/15/12	No Opt. Call	Baa1		3,027,000
2,350	5.000%, 10/15/13	No Opt. Call	Baa1		2,413,756
3,050	5.250%, 10/15/14	No Opt. Call	Baa1		3,194,509
3,275	5.250%, 10/15/15	No Opt. Call	Baa1		3,487,810

800	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/12 at 100.00	D		504,160

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB		10,182,100

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13)	11/12 at 100.00	A–		727,197

1,775	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	Aa2		1,939,081

210	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
$2,725	4.000%, 6/01/13	No Opt. Call	A–		$2,821,629
4,000	5.000%, 6/01/14	No Opt. Call	A–		4,330,240
4,000	5.000%, 6/01/15	No Opt. Call	A–		4,447,640
4,000	5.000%, 6/01/16	No Opt. Call	A–		4,546,840

16,005	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1		19,099,727

3,170	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	3,930,198

2,850	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	7/12 at 100.00	BBB–		2,851,596

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	Aa2		11,405,500

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	Aa2		2,058,470
1,525	5.000%, 9/01/18	No Opt. Call	Aa2		1,744,951

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
1,654	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa		1,796,161
585	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		685,082

2,750	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A1		2,791,168

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+		1,335,938

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1		3,134,175
132,989	Total Pennsylvania				145,759,413
	Puerto Rico – 0.7%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	BBB+		7,642,530

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	BBB		12,837,375
19,500	Total Puerto Rico				20,479,905
	Rhode Island – 0.2%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB		2,189,020

3,760	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1		3,773,386
5,760	Total Rhode Island				5,962,406
	South Carolina – 0.8%

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1		1,695,540
1,000	4.500%, 2/01/21	No Opt. Call	Aa1		1,209,260

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19	12/14 at 100.00	AA–		6,618,212

7,125	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		7,664,363

Nuveen Investments	211

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$805	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–		$858,621

1,410	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R	(4)	1,898,537

1,575	South Carolina JOBS Economic Development Authority, Economic Development Revenue, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB		1,600,720

1,060	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		1,112,968

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	7/12 at 100.00	N/R		1,000,470
21,485	Total South Carolina				23,658,691
	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A		1,651,606
770	3.000%, 11/01/18	No Opt. Call	A		801,108

2,485	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		2,799,377
4,835	Total South Dakota				5,252,091
	Tennessee – 1.5%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
200	2.000%, 12/01/12	No Opt. Call	AA+		201,862
425	2.000%, 12/01/13	No Opt. Call	AA+		435,285
425	2.000%, 12/01/14	No Opt. Call	AA+		440,177
225	2.000%, 12/01/15	No Opt. Call	AA+		234,574
225	2.000%, 12/01/16	No Opt. Call	AA+		235,008
475	2.000%, 12/01/17	No Opt. Call	AA+		493,824
710	4.000%, 12/01/20	No Opt. Call	AA+		825,645
740	4.000%, 12/01/21	No Opt. Call	AA+		862,470

6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee Subordinate Utilities Revenue Bonds, Series 2010, 5.000%, 3/01/14	9/12 at 100.00	A1		6,072,000

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		543,627
695	5.000%, 7/01/14	No Opt. Call	BBB+		738,347

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
1,000	5.000%, 7/01/16	No Opt. Call	A+		1,164,940
2,570	5.000%, 7/01/21	No Opt. Call	A+		3,153,750
1,320	5.000%, 7/01/22	No Opt. Call	A+		1,629,355

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA		2,253,940
5,000	5.000%, 9/01/16	No Opt. Call	AA		5,748,950
2,500	5.000%, 9/01/18	No Opt. Call	AA		2,982,250

7,520	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa		9,061,299

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa		1,203,660

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
4,175	5.000%, 9/01/13	No Opt. Call	A2		4,372,853
250	5.000%, 9/01/14	No Opt. Call	A2		267,933
200	5.250%, 9/01/18	No Opt. Call	A2		224,836

212	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A–	$1,516,295
39,575	Total Tennessee			44,662,880
	Texas – 6.9%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+	2,283,611

10,000	BB&T Municipal Trust Pool, Series 2011, 1.120%, 9/01/14	No Opt. Call	N/R	9,997,200

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,188,820

7,095	Board of Regents of the Texas Tech University System, Revenue Financing System Refunding and Improvement Bonds, Fourteenth Series 2012A, 2.000%, 8/15/13	No Opt. Call	AA	7,252,935

	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A:
5,000	4.000%, 8/15/14	No Opt. Call	AAA	5,409,350
20,350	5.000%, 8/15/23	No Opt. Call	AAA	26,195,313

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	3,162,400

	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011:
1,000	5.000%, 2/15/15	No Opt. Call	AA	1,115,090
1,000	5.000%, 2/15/16	No Opt. Call	AA	1,147,240

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
1,420	9.375%, 10/01/13 – NPFG Insured (ETM)	10/12 at 100.00	Aaa	1,517,100
55	9.375%, 10/01/13 – NPFG Insured (ETM)	10/12 at 100.00	Aaa	58,761

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,342,250
6,805	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,849,431

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,500	5.000%, 11/01/20	No Opt. Call	A+	3,014,525
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,983,900

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B:
3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA	3,012,150
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA	5,249,450

6,000	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,494,900

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	14,038,157

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,182,540

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,360	5.000%, 7/01/15	No Opt. Call	AA–	1,526,097
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,277,843

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,686,163

Nuveen Investments	213

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B:
$3,030	5.000%, 7/01/18	No Opt. Call	AA–		$3,518,769
3,000	5.000%, 7/01/20	No Opt. Call	AA–		3,488,370

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 5/01/15)	No Opt. Call	BBB		6,010,863

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,120,720

10,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,345,269

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA		9,101,658

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		11,358,100

4,255	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+	(4)	4,727,135

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa		9,557,710

6,500	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,577,310

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa		2,723,985

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
1,000	2.000%, 8/15/13	No Opt. Call	A		1,009,370
2,000	3.000%, 8/15/14	No Opt. Call	A		2,066,720
2,565	3.000%, 8/15/15	No Opt. Call	A		2,669,678
2,640	3.000%, 8/15/16	No Opt. Call	A		2,748,451
2,720	3.000%, 8/15/17	No Opt. Call	A		2,817,186

935	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	938,749
181,350	Total Texas				203,765,269
	Virgin Islands – 0.6%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,500	5.000%, 10/01/14	No Opt. Call	BBB+		2,658,100
4,455	5.000%, 10/01/15	No Opt. Call	BBB+		4,834,521
4,375	5.000%, 10/01/16	No Opt. Call	BBB+		4,821,163
4,000	5.000%, 10/01/17	No Opt. Call	BBB+		4,447,000
15,330	Total Virgin Islands				16,760,784
	Virginia – 0.6%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		403,956
400	4.000%, 9/01/13	No Opt. Call	BBB		414,524
400	4.000%, 9/01/14	No Opt. Call	BBB		422,016
400	4.125%, 9/01/15	No Opt. Call	BBB		429,100

2,100	Caroline County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bond, Anticipation Notes, Series 2011, 4.000%, 8/01/16	2/13 at 100.00	N/R		2,121,819

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA		1,250,660

214	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
$3,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–		$3,986,363
2,500	1.500%, 11/01/35 (Mandatory put 12/01/14)	No Opt. Call	A–		2,513,075

3,250	Peninsula Ports Authority, Virginia, Residential Care Facilities Revenue Bonds, Virginia Baptist Homes, Series 2003A, 7.375%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 100.00	AA+	(4)	3,609,970

490	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset – Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		492,122

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/12 at 100.00	N/R		1,752,940
16,440	Total Virginia				17,396,545
	Washington – 1.1%

4,090	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2		4,858,347

3,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A		3,218,790

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+		11,864,444

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+		10,505,758

1,725	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+		1,888,133
27,910	Total Washington				32,335,472
	West Virginia – 0.3%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB		2,087,240

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1		7,246,400

500	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R		554,810
9,500	Total West Virginia				9,888,450
	Wisconsin – 2.5%

750	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	Aaa		753,578

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
780	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		783,908
6,735	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		6,769,146
11,660	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		11,721,098

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A		4,340,167

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A		5,704,250
5,000	5.000%, 7/15/18	No Opt. Call	A		5,739,900
5,680	5.000%, 7/15/19	No Opt. Call	A		6,518,652

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
400	5.000%, 2/15/13	No Opt. Call	BBB+		409,808
450	5.000%, 2/15/14	No Opt. Call	BBB+		471,501
500	5.000%, 2/15/15	No Opt. Call	BBB+		535,485

Nuveen Investments	215

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
$1,475	5.000%, 12/01/16	No Opt. Call	A+	$1,652,148
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,772,047
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,875,231
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,965,474

10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	10,605,700

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
425	2.500%, 8/15/13 (WI/DD, Settling 5/01/12)	No Opt. Call	A+	434,601
500	5.000%, 8/15/16 (WI/DD, Settling 5/01/12)	No Opt. Call	A+	564,350
750	5.000%, 8/15/18 (WI/DD, Settling 5/01/12)	No Opt. Call	A+	863,925
1,380	5.000%, 8/15/21 (WI/DD, Settling 5/01/12)	No Opt. Call	A+	1,600,358

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	A–	4,282,840
2,000	5.250%, 8/15/18	8/16 at 100.00	A–	2,207,420

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	A–	501,845

2,110	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,566,034
69,045	Total Wisconsin			74,639,466
2,471,565	Total Long-Term Investments (cost $2,599,443,140) – 92.5%			2,729,795,719
	SHORT–TERM INVESTMENTS – 5.0%

	California – 0.1%

3,010	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.300%, 10/01/31 (6)	6/12 at 100.00	A-1	3,010,000
	Connecticut – 0.6%

4,345	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.230%, 7/01/37 (6)	8/12 at 100.00	VMIG-1	4,345,000

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.200%, 7/01/33 (6)	7/12 at 100.00	A-1+	7,000,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.250%, 7/01/15 (6)	No Opt. Call	A-1	7,730,000
19,075	Total Connecticut			19,075,000
	Georgia – 0.6%

5,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2253, 0.290%, 4/01/15 – AGM Insured (6)	No Opt. Call	VMIG-1	5,000,000

11,965	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.240%, 4/01/27 (6)	4/17 at 100.00	VMIG-1	11,965,000
16,965	Total Georgia			16,965,000
	Iowa – 0.4%

11,200	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-A, 0.270%, 6/01/25 (6)	No Opt. Call	A-1	11,200,000
	Maine – 0.2%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.270%, 7/01/39 (6)	7/19 at 100.00	VMIG-1	6,665,000

216	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.3%

$8,110	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Obligations, Goucher College, Series 2007, 0.280%, 7/01/37 (6)	7/12 at 100.00	A-1	$8,110,000
	Massachusetts – 0.5%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.250%, 11/15/16 (6)	No Opt. Call	A-1	10,000,000

5,500	Massachusetts, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2755, 0.400%, 8/01/27 – AGM Insured (6)	8/17 at 100.00	A-1	5,500,000
15,500	Total Massachusetts			15,500,000
	Michigan – 0.1%

3,995	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust DCL-045, 0.600%, 5/01/30 (6)	No Opt. Call	A-2	3,995,000
	Missouri – 0.2%

5,495	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.940%, 7/01/22 (6)	No Opt. Call	A-2	5,495,000
	Oregon – 0.2%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.260%, 8/01/22 – AGM Insured (6)	8/13 at 100.00	A-1	5,880,000
	South Carolina – 0.3%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.240%, 12/01/20 – AGC Insured (6)	No Opt. Call	VMIG-1	7,440,000
	Tennessee – 0.3%

8,695	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.250%, 3/01/16 (6)	No Opt. Call	A-1	8,695,000
	Virginia – 0.7%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.340%, 10/01/37 (6)	7/12 at 100.00	VMIG-2	4,875,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, Variable Rate Demand Obligations, Trust 2917, 0.400%, 10/01/28 (6)	10/18 at 100.00	A-1	5,000,000

5,000	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Variable Rate Demand Obligations, Tender Option Bond Trust 3999, 0.250%, 11/01/19 (6)	No Opt. Call	A-1	5,000,000

6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.250%, 6/01/13 (6)	No Opt. Call	F-1	6,005,000
20,880	Total Virginia			20,880,000
	Washington – 0.5%

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.250%, 11/01/32 – AGM Insured (6)	11/17 at 100.00	VMIG-1	15,000,000
$147,910	Total Short-Term Investments (cost $147,910,000)			147,910,000
	Total Investments (cost $2,747,353,140) – 97.5%			2,877,705,719
	Other Assets Less Liabilities – 2.5%			74,017,614
	Net Assets – 100%			$2,951,723,333

Nuveen Investments	217

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

218	Nuveen Investments

Statement of Assets and Liabilities

April 30, 2012

	All-American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $2,223,922,460, $6,356,129,527, $16,674,175, $3,344,069,486 and $2,747,353,140, respectively)	$2,401,833,653	$6,545,483,857	$17,486,797	$3,571,121,520	$2,877,705,719
Cash	56,319,299	36,504,277	1,078,383	10,635,318	19,777,760
Unrealized appreciation on credit default swaps	—	468,194	—	—	—
Unrealized appreciation on forward swaps, net	—	—	484	—	—
Credit default swaps premiums paid	—	905,431	—	—	—
Receivables:
Interest	35,510,254	151,199,036	193,845	51,829,178	37,294,420
Investments sold	7,053,374	25,991,370	5,050	16,419,571	20,885,794
Shares sold	9,684,711	44,214,458	518,771	7,772,238	19,963,953
Other assets	204,040	351,715	4	346,715	139,721
Total assets	2,510,605,331	6,805,118,338	19,283,334	3,658,124,540	2,975,767,367
Liabilities
Floating rate obligations	15,295,000	166,640,000	—	—	—
Unrealized depreciation on forward swaps, net	—	70,605,817	77,082	—	—
Payables:
Dividends	1,879,749	11,852,337	17,818	4,264,331	2,380,438
Investments purchased	27,180,534	75,114,937	910,268	20,388,761	14,004,235
Shares redeemed	3,773,390	15,070,023	5,088	3,340,043	5,481,148
Accrued expenses:
Management fees	815,603	2,623,523	8,338	1,277,984	892,272
12b-1 distribution and service fees	382,341	1,232,028	3,337	166,229	467,865
Other	1,014,421	1,701,320	10,117	1,327,586	818,076
Total liabilities	50,341,038	344,839,985	1,032,048	30,764,934	24,044,034
Net assets	$2,460,264,293	$6,460,278,353	$18,251,286	$3,627,359,606	$2,951,723,333
Class A Shares
Net assets	$969,744,766	$2,382,455,555	$7,338,547	$450,035,797	$1,113,801,934
Shares outstanding	85,371,345	147,303,311	666,727	48,675,013	99,489,197
Net asset value per share	$11.36	$16.17	$11.01	$9.25	$11.20
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 3.00%, 3.00% and 2.50%, respectively, of offering price)	$11.86	$16.88	$11.35	$9.54	$11.49
Class B Shares
Net assets	$8,407,764	$35,000,499	N/A	$3,101,906	N/A
Shares outstanding	738,664	2,166,361	N/A	334,452	N/A
Net asset value and offering price per share	$11.38	$16.16	N/A	$9.27	N/A
Class C Shares
Net assets	$361,364,487	$1,376,916,294	$4,208,626	$134,478,413	$641,602,354
Shares outstanding	31,794,223	85,215,886	382,702	14,502,946	57,533,705
Net asset value and offering price per share	$11.37	$16.16	$11.00	$9.27	$11.15
Class I Shares
Net assets	$1,120,747,276	$2,665,906,005	$6,704,113	$3,039,743,490	$1,196,319,045
Shares outstanding	98,319,575	164,875,394	608,719	327,975,056	107,441,739
Net asset value and offering price per share	$11.40	$16.17	$11.01	$9.27	$11.13
Net assets consist of:
Capital paid-in	$2,328,420,537	$7,558,131,622	$17,464,770	$3,409,860,325	$2,841,390,123
Undistributed (Over-distribution of) net investment income	4,007,698	1,463,181	5,615	8,562,179	(341,438)
Accumulated net realized gain (loss)	(50,075,135)	(1,218,533,157)	44,877	(18,114,932)	(19,677,931)
Net unrealized appreciation (depreciation)	177,911,193	119,216,707	736,024	227,052,034	130,352,579
Net assets	$2,460,264,293	$6,460,278,353	$18,251,286	$3,627,359,606	$2,951,723,333
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	219

Statement of Operations

Year Ended April 30, 2012

	All-American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Investment Income	$45,820,405	$428,202,833	$362,554	$125,623,923	$85,193,488
Expenses
Management fees	3,656,021	27,452,489	44,371	12,206,012	9,845,260
12b-1 service fees – Class A	886,772	3,926,182	8,227	791,842	2,052,057
12b-1 distribution and service fees – Class B	43,602	389,254	N/A	38,040	N/A
12b-1 distribution and service fees – Class C	1,548,688	8,850,513	17,642	906,811	3,258,888
Shareholders’ servicing agent fees and expenses	394,306	2,134,100	2,553	1,441,898	1,065,666
Interest expense	58,015	2,053,414	—	—	—
Custodian’s fees and expenses	141,480	791,703	14,761	390,789	393,040
Trustees’ fees and expenses	23,457	154,041	3,424	82,394	74,354
Professional fees	51,154	1,579,000	30,916	30,510	60,848
Shareholders’ reports – printing and mailing expenses	104,176	479,961	2,603	261,498	257,065
Federal and state registration fees	32,272	176,702	14,583	117,958	37,552
Reorganization expense	52,000	—	—	53,000	—
Other expenses	21,733	111,332	3,578	58,118	64,173
Total expenses before custodian fee credit and expense reimbursement	7,013,676	48,098,691	142,658	16,378,870	17,108,903
Custodian fee credit	(14,877)	(33,000)	(199)	(26,400)	(26,103)
Expense reimbursement	—	—	(63,055)	—	—
Net expenses	6,998,799	48,065,691	79,404	16,352,470	17,082,800
Net investment income (loss)	38,821,606	380,137,142	283,150	109,271,453	68,110,688
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,757,562	(37,198,264)	37,913	(7,763,209)	(6,476,130)
Swaps	—	(25,104,832)	7,500	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	77,163,841	796,774,447	689,981	126,995,860	81,520,207
Swaps	—	(56,488,314)	(126,616)	—	—
Net realized and unrealized gain (loss)	80,921,403	677,983,037	608,778	119,232,651	75,044,077
Net increase (decrease) in net assets from operations	$119,743,009	$1,058,120,179	$891,928	$228,504,104	$143,154,765

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

220	Nuveen Investments

Statement of Changes in Net Assets

	All-American		High-Yield
	Year Ended 4/30/12	Year Ended 4/30/11	Year Ended 4/30/12	Year Ended 4/30/11
Operations
Net investment income (loss)	$38,821,606	$32,169,771	$380,137,142	$345,315,839
Net realized gain (loss) from:
Investments	3,757,562	1,207,064	(37,198,264)	(55,980,993)
Swaps	—	(1,973,667)	(25,104,832)	(32,600,000)
Change in net unrealized appreciation (depreciation) of:
Investments	77,163,841	(27,419,092)	796,774,447	(351,659,327)
Swaps	—	379,700	(56,488,314)	59,191
Net increase (decrease) in net assets from operations	119,743,009	4,363,776	1,058,120,179	(94,865,290)
Distributions to Shareholders
From net investment income:
Class A	(22,289,347)	(19,075,150)	(137,207,041)	(140,447,371)
Class B	(199,319)	(335,658)	(2,584,434)	(3,907,283)
Class C	(9,249,471)	(8,060,345)	(76,509,172)	(75,957,457)
Class I	(8,042,102)	(4,251,784)	(154,226,585)	(117,982,750)
Decrease in net assets from distributions to shareholders	(39,780,239)	(31,722,937)	(370,527,232)	(338,294,861)
Fund Share Transactions
Fund reorganization	1,423,036,439	—	—	—
Proceeds from sale of shares	483,473,350	278,951,439	2,582,827,293	2,490,963,393
Proceeds from shares issued to shareholders due to reinvestment of distributions	25,569,376	17,690,188	244,603,528	200,902,841
	1,932,079,165	296,641,627	2,827,430,821	2,691,866,234
Cost of shares redeemed	(168,996,481)	(205,143,683)	(1,573,830,218)	(2,637,190,781)
Net increase (decrease) in net assets from Fund share transactions	1,763,082,684	91,497,944	1,253,600,603	54,675,453
Net increase (decrease) in net assets	1,843,045,454	64,138,783	1,941,193,550	(378,484,698)
Net assets at the beginning of period	617,218,839	553,080,056	4,519,084,803	4,897,569,501
Net assets at the end of period	$2,460,264,293	$617,218,839	$6,460,278,353	$4,519,084,803
Undistributed (Over-distribution of) net investment income at the end of period	$4,007,698	$3,417,859	$1,463,181	$(7,580,893)

See accompanying notes to financial statements.

Nuveen Investments	221

Statement of Changes in Net Assets (continued)

	Inflation Protected
	Year Ended 4/30/12	For the period March 8, 2011 (commencement of operations) through April 30, 2011
Operations
Net investment income (loss)	$283,150	$20,662
Net realized gain (loss) from:
Investments	37,913	(757)
Swaps	7,500	—
Change in net unrealized appreciation (depreciation) of:
Investments	689,981	122,641
Swaps	(126,616)	50,018
Net increase (decrease) in net assets from operations	891,928	192,564
Distributions to Shareholders
From net investment income:
Class A	(131,224)	(3,666)
Class B	N/A	N/A
Class C	(62,818)	(3,067)
Class I	(95,759)	(3,833)
Decrease in net assets from distributions to shareholders	(289,801)	(10,566)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	13,656,522	5,072,973
Proceeds from shares issued to shareholders due to reinvestment of distributions	77,945	—
	13,734,467	5,072,973
Cost of shares redeemed	(1,340,279)	—
Net increase (decrease) in net assets from Fund share transactions	12,394,188	5,072,973
Net increase (decrease) in net assets	12,996,315	5,254,971
Net assets at the beginning of period	5,254,971	—
Net assets at the end of period	$18,251,286	$5,254,971
Undistributed (Over-distribution of) net investment income at the end of period	$5,615	$12,486

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

222	Nuveen Investments

	Intermediate Duration		Limited Term
	Year Ended 4/30/12	Year Ended 4/30/11	Year Ended 4/30/12	Year Ended 4/30/11
Operations
Net investment income (loss)	$109,271,453	$100,280,796	$68,110,688	$63,840,233
Net realized gain (loss) from:
Investments	(7,763,209)	4,673,555	(6,476,130)	(1,757,514)
Swaps	—	(5,965,000)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	126,995,860	(43,398,254)	81,520,207	(3,516,814)
Swaps	—	2,135,900	—	—
Net increase (decrease) in net assets from operations	228,504,104	57,726,997	143,154,765	58,565,905
Distributions to Shareholders
From net investment income:
Class A	(15,014,228)	(14,128,028)	(26,080,802)	(27,097,243)
Class B	(122,549)	(258,250)	N/A	N/A
Class C	(3,937,448)	(3,550,379)	(13,122,169)	(13,240,908)
Class I	(92,588,588)	(80,706,393)	(26,502,771)	(21,728,036)
Decrease in net assets from distributions to shareholders	(111,662,813)	(98,643,050)	(65,705,742)	(62,066,187)
Fund Share Transactions
Fund reorganization	781,206,829	—	—	—
Proceeds from sale of shares	573,100,813	393,342,222	1,295,654,768	1,151,570,972
Proceeds from shares issued to shareholders due to reinvestment of distributions	80,429,039	75,138,484	39,275,909	35,321,867
	1,434,736,681	468,480,706	1,334,930,677	1,186,892,839
Cost of shares redeemed	(426,491,995)	(455,028,230)	(793,001,408)	(1,056,230,339)
Net increase (decrease) in net assets from Fund share transactions	1,008,244,686	13,452,476	541,929,269	130,662,500
Net increase (decrease) in net assets	1,125,085,977	(27,463,577)	619,378,292	127,162,218
Net assets at the beginning of period	2,502,273,629	2,529,737,206	2,332,345,041	2,205,182,823
Net assets at the end of period	$3,627,359,606	$2,502,273,629	$2,951,723,333	$2,332,345,041
Undistributed (Over-distribution of) net investment income at the end of period	$8,562,179	$11,300,651	$(341,438)	$(2,660,683)

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	223

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN

Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/88)
2012	$10.24	$.54	$1.13	$1.67	$(.55)	$—	$(.55)	$11.36	16.68%
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24	1.53
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
Class B (2/97)
2012	10.27	.46	1.12	1.58	(.47)	—	(.47)	11.38	15.70
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
Class C (6/93)
2012	10.24	.48	1.14	1.62	(.49)	—	(.49)	11.37	16.14
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
Class I (2/97)(e)
2012	10.28	.55	1.14	1.69	(.57)	—	(.57)	11.40	16.71
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58

224	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$969,745	.78%	.77%	4.98%	18%
350,778	.78	.78	5.34	26
352,666	.80	.80	5.46	33
303,949	.83	.80	5.48	31
315,885	.91	.80	4.43	29

8,408	1.54	1.53	4.29	18
5,273	1.53	1.53	4.56	26
9,706	1.55	1.55	4.73	33
12,342	1.57	1.54	4.70	31
17,624	1.66	1.55	3.66	29

361,364	1.33	1.32	4.43	18
167,535	1.33	1.33	4.78	26
151,025	1.34	1.34	4.91	33
108,149	1.38	1.35	4.95	31
100,333	1.46	1.35	3.89	29

1,120,747	.56	.55	5.13	18
93,633	.58	.58	5.53	26
39,683	.59	.59	5.64	33
12,027	.63	.60	5.67	31
11,541	.71	.60	4.64	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	225

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/99)
2012	$14.22	$1.09	$1.92	$3.01	$(1.06)	$—	$(1.06)	$16.17	21.93%
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—	(1.06)	14.22	(1.78)
2010	12.73	1.06	2.83	3.89	(1.09)	—	(1.09)	15.53	31.50
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—	(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—	(1.08)	19.26	(10.97)
Class B (6/99)
2012	14.21	.98	1.92	2.90	(.95)	—	(.95)	16.16	21.07
2011	15.51	.97	(1.33)	(.36)	(.94)	—	(.94)	14.21	(2.46)
2010	12.72	.95	2.83	3.78	(.99)	—	(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—	(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—	(.92)	19.24	(11.63)
Class C (6/99)
2012	14.21	1.01	1.93	2.94	(.99)	—	(.99)	16.16	21.31
2011	15.51	.99	(1.32)	(.33)	(.97)	—	(.97)	14.21	(2.33)
2010	12.73	.98	2.82	3.80	(1.02)	—	(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—	(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—	(.96)	19.25	(11.44)
Class I (6/99)(f)
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17	22.17
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—	(1.09)	14.22	(1.52)
2010	12.73	1.09	2.82	3.91	(1.12)	—	(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—	(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—	(1.12)	19.26	(10.82)

226	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(g)
Ending Net Assets (000)	Expenses Including Interest(d)(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$2,382,456	.85%	.83%	7.18%	16%
1,700,469	.88	.85	7.12	31
2,158,475	.89	.86	7.27	11
1,352,846	.97	.88	7.20	50
1,959,271	1.08	.83	5.27	27

35,000	1.61	1.59	6.49	16
47,700	1.63	1.60	6.38	31
73,920	1.64	1.61	6.58	11
73,287	1.72	1.63	6.41	50
139,377	1.83	1.59	4.53	27

1,376,916	1.40	1.38	6.64	16
1,059,268	1.43	1.40	6.59	31
1,166,535	1.44	1.41	6.71	11
656,599	1.52	1.43	6.63	50
1,071,895	1.63	1.39	4.73	27

2,665,906	.65	.63	7.38	16
1,711,647	.68	.65	7.32	31
1,498,640	.69	.66	7.43	11
655,390	.77	.68	7.38	50
914,424	.89	.64	5.49	27

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2012	.01%
2011	.01
2010	.01
2009	.01
2008	.06

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	227

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/11)
2012	$10.36	$.33	$.66	$.99	$(.34)	$—	$(.34)	$11.01	9.74%
2011(f)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36	3.82
Class C (3/11)
2012	10.36	.27	.66	.93	(.29)	—	(.29)	11.00	9.07
2011(f)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36	3.78
Class I (3/11)
2012	10.37	.35	.65	1.00	(.36)	—	(.36)	11.01	9.82
2011(f)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37	3.93

228	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$7,339	1.46%		1.46%		2.44%		.78%		.78%		3.13%		14%
1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

4,209	2.03		2.03		1.87		1.33		1.33		2.57		14
1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

6,704	1.22		1.22		2.64		.58		.58		3.28		14
1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	229

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/95)
2012	$8.84	$.34	$.42	$.76	$(.35)	$—	$(.35)	$9.25	8.68%
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84	2.21
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
Class B (2/97)
2012	8.87	.27	.41	.68	(.28)	—	(.28)	9.27	7.75
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87	1.46
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
Class C (6/95)
2012	8.87	.29	.41	.70	(.30)	—	(.30)	9.27	7.96
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87	1.66
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
Class I (11/76)(f)
2012	8.86	.36	.41	.77	(.36)	—	(.36)	9.27	8.87
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86	2.41
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99

230	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$450,036	.72%	.72%	3.70%	10%
373,176	.74	.74	3.82	6
374,528	.75	.75	3.91	5
324,071	.76	.76	4.03	6
292,750	.75	.75	3.77	23

3,102	1.47	1.47	2.95	10
5,283	1.49	1.49	3.05	6
11,040	1.50	1.50	3.16	5
14,204	1.51	1.51	3.26	6
17,745	1.50	1.50	3.01	23

134,478	1.27	1.27	3.14	10
110,310	1.29	1.29	3.27	6
100,047	1.30	1.30	3.35	5
71,165	1.31	1.31	3.48	6
56,741	1.30	1.30	3.22	23

3,039,743	.52	.52	3.91	10
2,013,504	.54	.54	4.02	6
2,044,122	.55	.55	4.11	5
1,916,368	.56	.56	4.21	6
2,128,272	.55	.55	3.96	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	231

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/87)
2012	$10.85	$.29	$.34	$.63	$(.28)	$—	$(.28)	$11.20	5.88%
2011	10.85	.30	(.01)	.29	(.29)	—	(.29)	10.85	2.68
2010	10.60	.32	.28	.60	(.35)	—	(.35)	10.85	5.73
2009	10.63	.38	(.03)	.35	(.38)	—	(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—	(.38)	10.63	3.95
Class C (12/95)
2012	10.81	.25	.34	.59	(.25)	—	(.25)	11.15	5.45
2011	10.82	.26	(.02)	.24	(.25)	—	(.25)	10.81	2.26
2010	10.57	.28	.28	.56	(.31)	—	(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—	(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—	(.35)	10.60	3.61
Class I (2/97)(e)
2012	10.79	.31	.33	.64	(.30)	—	(.30)	11.13	6.00
2011	10.79	.32	(.01)	.31	(.31)	—	(.31)	10.79	2.87
2010	10.54	.34	.28	.62	(.37)	—	(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—	(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—	(.41)	10.57	4.21

232	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$1,113,802	.66%	.66%	2.63%	12%
953,517	.68	.68	2.72	13
1,001,241	.71	.71	2.98	10
615,646	.72	.72	3.59	11
487,491	.72	.72	3.57	12

641,602	1.01	1.01	2.29	12
566,098	1.03	1.03	2.37	13
509,512	1.06	1.06	2.63	10
282,951	1.07	1.07	3.24	11
219,228	1.07	1.07	3.22	12

1,196,319	.46	.46	2.83	12
812,730	.48	.48	2.92	13
694,430	.51	.51	3.16	10
332,373	.52	.52	3.78	11
117,193	.52	.52	3.77	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	233

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield and Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Intermediate Duration generally intends to maintain a portfolio duration within a defined range, currently between 4.5 and seven years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure.

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in investment grade quality municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may also invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The Fund seeks to protect investors from inflation in two ways. First, as with other municipal bond funds, a portion of the Fund’s current yield compensates an investor for current inflation expectations. Second, the Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

234	Nuveen Investments

Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2012, All-American, High Yield, Inflation Protected, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $19,325,508, $30,297,455, $591,990, $20,378,493 and $13,463,206, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	235

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended April 30, 2012, each Fund, except for Inflation Protected, invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

236	Nuveen Investments

At April 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	All-American	High Yield	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$46,810,000	$1,365,633,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2012, were as follows:

	All-American	High Yield
Average floating rate obligations outstanding	$12,141,885	$167,634,678
Average annual interest rate and fees	0.48%	0.69%

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Forward Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps, net” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended April 30, 2012, High Yield entered into forward interest rate swap contracts to reduce the duration of its portfolio. Inflation Protected entered into forward interest rate swap contracts to hedge its municipal bond interest rate risk. Inflation Protected pays a fixed rate of interest and receives a payment indexed to the Consumer Price Index, such that if inflation rises, the swap benefits, and if inflation decreases, the swap value is reduced. The average notional amounts of forward interest rate swap contracts outstanding during the fiscal year ended April 30, 2012, was as follows:

	High Yield	Inflation Protected
Average notional amount of forward interest rate swap contracts outstanding*	$234,120,000	$11,060,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference

Nuveen Investments	237

Notes to Financial Statements (continued)

between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps”, and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended April 30, 2012, High Yield invested in credit default swap contacts to manage credit risk. The average notional amount of credit default swap contracts outstanding during the fiscal year ended April 30, 2012, was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$891,000
*	The average notional amount is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

238	Nuveen Investments

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2012:

All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$2,401,833,653	$—	$2,401,833,653

High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$6,521,289,016	$23,683,634	$6,544,972,650
Common Stocks	491,410	—	—	491,410
Promissory Note	—	—	19,797	19,797
Derivatives:
Credit Default Swaps*	—	468,194	—	468,194
Forward Swaps*	—	(70,605,817)	—	(70,605,817)
Total	$491,410	$6,451,151,393	$23,703,431	$6,475,346,234

Inflation Protected	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$17,486,797	$—	$17,486,797
Derivatives:
Forward Swaps*	—	(76,598)	—	(76,598)
Total	$—	$17,410,199	$—	$17,410,199

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$3,563,639,422	$7,482,098	$3,571,121,520

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$2,729,795,719	$—	$2,729,795,719
Short-Term Investments:
Municipal Bonds	—	147,910,000	—	147,910,000
Total	$—	$2,877,705,719	$—	$2,877,705,719
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	239

Notes to Financial Statements (continued)

The following is a reconciliation of All-American’s, High Yield’s, Intermediate Duration’s and Limited Term’s Level 3 investments held at the beginning and end of the measurement period:

	All-American Level 3 Municipal Bonds	Intermediate Duration Level 3 Municipal Bonds	Limited Term Level 3 Municipal Bonds
Balance at the beginning of period	$50,100	$—	$182,500
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	37,052	—	2,955
Purchases at cost	—	—	—
Sales at proceeds	(67,162)	—	(45,385)
Net discounts (premiums)	—	—	—
Transfers in to	—	7,482,098	—
Transfers out of	(19,990)	—	(140,070)
Balance at the end of period	$—	$7,482,098	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$—	$(2,616,467)	$—

	High Yield Level 3 Municipal Bonds	High Yield Level 3 Promissory Note	High Yield Level 3 Total
Balance at the beginning of period	$77,433,318	$—	$77,433,318
Gains (losses):
Net realized gains (losses)	(35,061,135)	—	(35,061,135)
Net change in unrealized appreciation (depreciation)	27,969,772	—	27,969,772
Purchases at cost	21,822,400	—	21,822,400
Sales at proceeds	(9,918,044)	—	(9,918,044)
Net discounts (premiums)	9,081	—	9,081
Transfers in to	7,500,396	19,797	7,520,193
Transfers out of	(66,072,154)	—	(66,072,154)
Balance at the end of period	$23,683,634	$19,797	$23,703,431
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of April 30, 2012	$(5,794,814)	$19,797	$(5,775,017)

During the fiscal year ended April 30, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Credit	Swaps	Unrealized appreciation on credit default swaps*	$468,194	Unrealized depreciation on credit default swaps*	$—
Interest Rate	Swaps	Unrealized appreciation on forward swaps, net	—	Unrealized depreciation on forward swaps, net	70,605,817
Total			$468,194		$70,605,817
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the unrealized appreciation (depreciation) presented above.

240	Nuveen Investments

Inflation Protected
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on forward swaps, net	$3,751	Unrealized depreciation on forward swaps, net	$(77,082)
Interest Rate	Swaps	Unrealized appreciation on forward swaps, net	(3,267)	Unrealized depreciation on forward swaps, net	—
Total			$484		$(77,082)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended April 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Swaps	High Yield	Inflation Protected
Risk Exposure
Credit	$742,068	$—
Interest Rate	(25,846,900)	7,500
Total	$(25,104,832)	$7,500

Change in Net Unrealized Appreciation (Depreciation) of Swaps	High Yield	Inflation Protected
Risk Exposure
Credit	$468,194	$—
Interest Rate	(56,956,508)	(126,616)
Total	$(56,488,314)	$(126,616)

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Year Ended 4/30/12		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	35,980,330	$408,027,129	—	$—
Class B	395,872	4,499,648	—	—
Class C	8,184,311	92,803,541	—	—
Class I	80,552,353	917,706,121	—	—
Shares sold:
Class A	22,091,824	242,252,943	10,462,922	110,348,766
Class A – automatic conversion of Class B Shares	79,973	864,408	147,912	1,558,451
Class B	30,828	332,007	10,678	112,396
Class C	9,413,510	103,505,104	6,438,793	68,155,504
Class I	12,377,121	136,518,888	9,247,654	98,776,322
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,341,013	14,683,749	1,030,443	10,811,869
Class B	11,975	130,615	18,007	190,310
Class C	450,253	4,930,726	348,924	3,662,964
Class I	527,567	5,824,286	287,869	3,025,045
	171,436,930	1,932,079,165	27,993,202	296,641,627
Shares redeemed:
Class A	(8,375,436)	(91,659,689)	(10,567,567)	(109,802,671)
Class B	(133,765)	(1,442,175)	(278,247)	(2,943,991)
Class B – automatic conversion to Class A Shares	(79,763)	(864,408)	(147,537)	(1,558,451)
Class C	(2,611,773)	(28,351,126)	(4,635,948)	(47,812,735)
Class I	(4,241,588)	(46,679,083)	(4,149,479)	(43,025,835)
	(15,442,325)	(168,996,481)	(19,778,778)	(205,143,683)
Net increase (decrease)	155,994,605	$1,763,082,684	8,214,424	$91,497,944

(1)	Refer to Footnote 9 – Fund Reorgonizations for further details.

Nuveen Investments	241

Notes to Financial Statements (continued)

	High Yield
	Year Ended 4/30/12		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	58,867,393	$898,928,010	57,388,307	$867,870,895
Class A – automatic conversion of Class B Shares	283,474	4,292,207	230,528	3,521,026
Class B	25,770	391,159	45,486	670,712
Class C	21,076,138	322,695,197	20,880,715	317,921,435
Class I	89,276,195	1,356,520,720	86,972,978	1,300,979,325
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,934,259	90,492,225	5,510,516	82,993,553
Class B	116,361	1,764,811	160,723	2,424,260
Class C	3,112,335	47,397,757	2,797,460	42,015,451
Class I	6,890,054	104,948,735	4,884,346	73,469,577
	185,581,979	2,827,430,821	178,871,059	2,691,866,234
Shares redeemed:
Class A	(37,330,244)	(566,415,629)	(82,609,787)	(1,241,267,117)
Class B	(1,048,422)	(15,809,002)	(1,384,553)	(20,615,252)
Class B – automatic conversion to Class A Shares	(283,790)	(4,292,207)	(230,745)	(3,521,026)
Class C	(13,491,557)	(204,163,093)	(24,348,690)	(360,096,693)
Class I	(51,658,794)	(783,150,287)	(68,046,863)	(1,011,690,693)
	(103,812,807)	(1,573,830,218)	(176,620,638)	(2,637,190,781)
Net increase (decrease)	81,769,172	$1,253,600,603	2,250,421	$54,675,453

	Inflation Protected
	Year Ended 4/30/12		For the Period 3/8/11 (commencement of operations) through 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	599,121	$6,421,532	173,736	$1,739,643
Class C	215,020	2,323,724	166,667	1,666,670
Class I	454,115	4,911,266	166,666	1,666,660
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,385	36,472	—	—
Class C	1,199	13,005	—	—
Class I	2,606	28,468	—	—
	1,275,446	13,734,467	507,069	5,072,973
Shares redeemed:
Class A	(109,515)	(1,182,821)	—	—
Class C	(184)	(1,990)	—	—
Class I	(14,668)	(155,468)	—	—
	(124,367)	(1,340,279)	—	—
Net increase (decrease)	1,151,079	$12,394,188	507,069	$5,072,973

242	Nuveen Investments

	Intermediate Duration
	Year Ended 4/30/12		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1)
Class A	7,230,971	$66,888,188	—	$—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	77,039,079	714,318,641	—	—
Shares sold:
Class A	10,156,879	92,675,134	12,940,159	115,163,705
Class A – automatic conversion of Class B Shares	69,918	631,465	170,624	1,525,963
Class B	41,119	373,841	70,134	628,610
Class C	3,604,671	32,896,367	4,161,816	37,424,538
Class I	48,744,931	446,524,006	26,661,496	238,599,406
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,217,606	11,083,192	1,137,807	10,174,048
Class B	8,200	74,692	16,205	145,750
Class C	235,120	2,145,889	206,340	1,849,410
Class I	7,360,832	67,125,266	7,027,809	62,969,276
	155,709,326	1,434,736,681	52,392,390	468,480,706
Shares redeemed:
Class A	(12,210,661)	(111,517,880)	(13,735,860)	(122,034,216)
Class B	(240,717)	(2,185,157)	(545,335)	(4,884,026)
Class B – automatic conversion to Class A Shares	(69,762)	(631,495)	(170,135)	(1,525,963)
Class C	(1,776,614)	(16,190,024)	(3,032,959)	(27,022,954)
Class I	(32,395,696)	(295,967,439)	(33,531,199)	(299,561,071)
	(46,693,450)	(426,491,995)	(51,015,488)	(455,028,230)
Net increase (decrease)	109,015,876	$1,008,244,686	1,376,902	$13,452,476

(1)	Refer to Footnote 9 – Fund Reorgonizations for further details.

	Limited Term
	Year Ended 4/30/12		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,699,811	$463,108,752	41,111,844	$447,738,620
Class C	14,320,576	158,503,222	18,478,715	200,872,478
Class I	61,012,287	674,042,794	46,501,716	502,959,874
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,848,325	20,523,739	1,769,132	19,266,058
Class C	717,338	7,933,697	685,242	7,435,320
Class I	979,257	10,818,473	796,119	8,620,489
	120,577,594	1,334,930,677	109,342,768	1,186,892,839
Shares redeemed:
Class A	(31,920,367)	(354,520,690)	(47,283,891)	(513,013,371)
Class C	(9,858,868)	(108,823,111)	(13,918,586)	(150,340,601)
Class I	(29,862,023)	(329,657,607)	(36,350,631)	(392,876,367)
	(71,641,258)	(793,001,408)	(97,553,108)	(1,056,230,339)
Net increase (decrease)	48,936,336	$541,929,269	11,789,660	$130,662,500

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended April 30, 2012, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Purchases	$1,771,936,695	$2,085,645,695	$13,045,411	$1,213,646,746	$840,893,395
Sales and maturities	161,001,528	877,572,544	1,338,248	269,693,672	303,891,190

Nuveen Investments	243

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Cost of investments	$2,209,433,955	$6,169,325,411	$16,669,126	$3,341,412,774	$2,745,695,780
Gross unrealized:
Appreciation	195,433,297	617,960,749	820,334	250,600,774	139,381,540
Depreciation	(18,328,575)	(408,441,785)	(2,663)	(20,892,028)	(7,371,601)
Net unrealized appreciation (depreciation) of investments	$177,104,722	$209,518,964	$817,671	$229,708,746	$132,009,939

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards, paydowns, treatment of notional principal contracts, nondeductible reorganizational expenses and reorganizational adjustments, resulted in reclassifications among the Funds’ components of net assets at April 30, 2012, the Funds’ tax year end, as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Capital paid-in	$31,056,002	$—	$—	$(331,447)	$—
Undistributed (Over-distribution of) net investment income	1,548,472	(565,836)	(220)	(347,112)	(85,701)
Accumulated net realized gain (loss)	(32,604,474)	565,836	220	678,559	85,701

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2012, the Funds’ tax year end, were as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$6,038,933	$10,349,560	$41,115	$16,160,397	$3,844,155
Undistributed net ordinary income**	290,607	1,250,836	37,661	781,596	23,766
Undistributed net long-term capital gains	—	—	7,216	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2012 through April 30, 2012, and paid on May 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2012 and April 30, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Distributions from net tax-exempt income****	$36,821,171	$356,818,555	$259,818	$105,851,283	$64,515,122
Distributions from net ordinary income**	209,633	7,017,849	—	2,640,634	118,046
Distributions from net long-term capital gains	—	—	—	—	—

2011	All- American	High Yield	Inflation Protected***	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$31,196,518	$337,487,311	$—	$98,438,395	$62,204,135
Distributions from net ordinary income**	138,996	979,386	—	142,534	90,659
Distributions from net long-term capital gains	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
****	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2012, as Exempt Interest Dividends.

244	Nuveen Investments

At April 30, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	All- American*	High Yield	Intermediate Duration*	Limited Term
Expiration:
April 30, 2013	$602,276	$—	$—	$169,527
April 30, 2014	—	—	—	1,064,312
April 30, 2015	189,437	273,441	—	7,283,015
April 30, 2016	2,777,458	25,595,622	—	546,020
April 30, 2017	22,698,037	277,191,907	—	1,071,726
April 30, 2018	14,897,930	755,760,482	9,207,679	543,730
April 30, 2019	881,168	36,220,059	1,043,786	1,598,268
Total	$42,046,306	$1,095,041,511	$10,251,465	$12,276,598
*	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ tax year ended April 30, 2012, the following Funds utilized their capital loss carryforwards as follows:

	All- American	Intermediate Duration
Utilized capital loss carryforwards	$3,629,886	$767,713

At April 30, 2012, the Fund’s tax year end, $1,190,488 of All-American’s capital loss carryforward expired.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	All- American*	High Yield	Limited Term
Post-enactment losses:
Short-term	$846,027	$2,563,114	$628,695
Long-term	4,392,013	70,320,490	866,873
*	A portion of All-American’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

The Funds have elected to defer losses incurred from November 1, 2011 through April 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	High Yield	Intermediate Duration*	Limited Term
Post-October capital losses	$47,192,976	$7,842,427	$5,687,465
Late-year ordinary losses	—	—	—
*	A portion of Intermediate Duration’s deferred loss is subject to an annual limitation under Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	245

Notes to Financial Statements (continued)

Average Daily Net Assets	All- American Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	0.3000%	0.4000%	0.3000%	0.3000%	0.2500%
For the next $125 million	0.2875	0.3875	0.2875	0.2875	0.2375
For the next $250 million	0.2750	0.3750	0.2750	0.2750	0.2250
For the next $500 million	0.2625	0.3625	0.2625	0.2625	0.2125
For the next $1 billion	0.2500	0.3500	0.2500	0.2500	0.2000
For net assets over $2 billion	—	0.3250	0.2250	—	—
For the next $3 billion	0.2250	—	—	0.2250	0.1750
For net assets over $5 billion	0.2125	—	—	0.2125	0.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2012, the complex-level fee rate for these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Intermediate Duration do not exceed .750%, of the average daily net assets of any class of Fund shares.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Inflation Protected do not exceed .600% through August 31, 2013, and 1.05% thereafter, of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

246	Nuveen Investments

During the fiscal year ended April 30, 2012, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Sales charges collected (Unaudited)	$3,081,589	$8,240,242	$—	$379,816	$1,484,972
Paid to financial intermediaries (Unaudited)	2,739,386	7,344,096	—	333,212	1,405,309

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
Commission advances (Unaudited)	$1,687,512	$5,307,872	$26,476	$409,279	$2,467,941

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2012, the Distributor retained such 12b-1 fees as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
12b-1 fees retained (Unaudited)	$416,931	$1,948,423	$659	$589,465	$17,507

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2012, as follows:

	All- American	High Yield	Inflation Protected	Intermediate Duration	Limited Term
CDSC retained (Unaudited)	$22,521	$247,168	$—	$26,435	$179,572

8. Borrowing Arrangements

High Yield has entered into a $625 million (maximum commitment amount) committed 364-day unsecured line of credit (the “Facility”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

Interest on the Facility is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Facility and incurred one-time closing fees of .02% on the maximum commitment amount, which will be expensed over the 364-day period. Interest expense and fees incurred on the Facility are recognized as a component of “Interest expense” on the Statement of Operations.

Borrowings outstanding on the Facility are recognized as “Borrowings” on the Statement of Assets and Liabilities. As of April 30, 2012, the Fund did not have an outstanding balance on the Facility. During the fiscal year ended April 30, 2012, the Fund’s combined average daily loan balance outstanding on the Facility and corresponding weighted average annualized interest rate were $35,416,667 and 1.40%, respectively.

The Facility is scheduled to terminate on July 25, 2012.

9. Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen Municipal Bond Fund (“Municipal Bond”), Nuveen Municipal Bond Fund 2 (“Municipal Bond 2”) and Nuveen Tax Free Fund (“Tax Free”) into All-American; and

•	Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free”) into Intermediate Duration.

Municipal Bond, Municipal Bond 2, Tax Free and Intermediate Tax Free are collectively the “Acquired Funds.” All-American and Intermediate Duration are collectively the “Acquiring Funds.”

Nuveen Investments	247

Notes to Financial Statements (continued)

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Trustees has determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders will not be diluted as a result of the Reorganizations. The Board of Trustees unanimously approved the Reorganizations on September 20, 2011, for Intermediate Tax Free and on November 14, 2011, for Municipal Bond, Municipal Bond 2 and Tax Free.

A special meeting of Intermediate Tax Free’s shareholders was held on January 20, 2012, for the purpose of voting on the Reorganization, at which time, the Reorganization was approved. The Reorganization was consummated at the close of business on January 27, 2012.

A special meeting of Municipal Bond’s, Municipal Bond 2’s and Tax Free’s shareholders was held on April 13, 2012, for the purpose of voting on the Reorganization, at which time each of the Reorganizations were approved. The Reorganizations were consummated at the close of business on April 20, 2012 for Municipal Bond and Municipal Bond 2 and April 25, 2012 for Tax Free.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders became shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Municipal Bond	Municipal Bond 2	Tax Free	Intermediate Tax Free
Cost of investments	$706,688,334	$146,755,835	$445,411,205	$707,643,312
Fair value of investments	758,674,132	158,110,112	486,505,564	770,597,281
Unrealized appreciation (depreciation) of investments	51,985,798	11,354,277	41,094,359	62,953,969

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Municipal Bond
Class A	22,545,014	$245,427,865	$10.89
Class B	314,955	3,438,785	10.92
Class C	7,071,196	76,591,578	10.83
Class I	40,557,945	441,029,718	10.87
Municipal Bond 2
Class A	9,999,565	$100,667,158	$10.07
Class B	105,447	1,060,862	10.06
Class C	1,614,501	16,211,963	10.04
Class I	4,291,333	43,174,180	10.06
Tax Free
Class A	4,975,514	$56,860,988	$11.43
Class C1	446,860	5,071,118	11.35
Class I	37,965,124	433,502,224	11.42
Intermediate Tax Free
Class A	5,617,983	$63,706,497	$11.34
Class C1	279,536	3,181,691	11.38
Class I	63,212,076	714,318,641	11.30

248	Nuveen Investments

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
All-American
Class A	48,879,949	$554,179,276	$11.34
Class B	348,209	3,957,903	11.37
Class C	23,297,386	264,173,131	11.34
Class I	17,453,638	198,803,330	11.39
Intermediate Duration
Class A	42,650,960	$394,529,547	$9.25
Class B	390,008	3,619,206	9.28
Class C	13,897,178	128,926,511	9.28
Class I	239,326,304	2,219,088,818	9.27

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
All-American
Class A	85,112,768	$966,481,446	$11.36
Class B	743,169	8,455,972	11.38
Class C	31,563,609	358,622,767	11.37
Class I	98,100,438	1,117,872,767	11.40
Intermediate Duration
Class A	49,881,930	$461,417,735	$9.25
Class B	390,008	3,619,206	9.28
Class C	13,897,178	128,926,511	9.28
Class I	316,365,383	2,933,407,459	9.27

The beginning of the Acquired Funds’ current fiscal period was May 1, 2011, June 1, 2011, May 1, 2011 and May 1, 2011 for Municipal Bond, Municipal Bond 2, Tax Free and Intermediate Tax Free, respectively.

Assuming the Reorganizations had been completed on May 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the Acquired Funds for the fiscal year ended April 30, 2012, are as follows:

	Municipal Bond	Municipal Bond 2	Tax Free	Intermediate Tax Free
Net investment income (loss)	$32,799,980	$6,980,461	$282,422	$116,394
Net realized and unrealized gains (losses)	50,111,733	14,448,540	1,174,143	1,149,707
Change in net assets resulting from operations	6,696,296	2,809,140	63,700,300	43,828,687

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since the Reorganizations were consummated.

10. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	249

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	232
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	232
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	232
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	232
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	232
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	232
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	232

250	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	232
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	232

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	232
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	232
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	232

Nuveen Investments	251

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	232
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	232
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	232
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	232
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	232

252	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	232
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	232
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	253

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Nuveen All-American Municipal Bond Fund (the “All-American Bond Fund”), the Nuveen High Yield Municipal Bond Fund (the “High Yield Bond Fund”), the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Bond Fund”) and the Nuveen Limited Term Municipal Bond Fund (the “Limited Term Bond Fund”) (collectively, the “Funds”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

The Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”) is a new fund and, therefore, its initial advisory agreements were not up for renewal at the May Meeting. The discussion of the approvals of the initial advisory agreements for the Inflation Protected Fund was included in its annual report for the period ending April 30, 2011, and the discussion below relates only to the renewal of the Advisory Agreements for the Funds.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

254	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the All-American Bond Fund and the Limited Term Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Intermediate Duration Bond Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. In addition, the Independent Board Members considered that the High Yield Bond Fund lagged its peers and/or benchmarks over various periods; they noted, however, that the performance of this Fund over various periods reflects the volatility of the Fund. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of

Nuveen Investments	255

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the High Yield Bond Fund, the Limited Term Bond Fund and the All-American Bond Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average, while the Intermediate Duration Bond Fund had net management fees and a net expense ratio in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

256	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	257

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Intermediate Municipal Bond Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Municipal Yield Index: Contains all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

258	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	259

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAT-0412D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	27,548	0	580	0
Limited Term Municipal Bond Fund	36,243	0	580	0
High Yield Municipal Bond Fund	62,070	0	580	0
Intermediate Duration Municipal Bond Fund	39,522	0	580	0
Inflation Protected Municipal Bond Fund	23,255	0	0	0

Total	$188,638	$0	$2,320	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0%	0%	0%	0%
Limited Term Municipal Bond Fund	0%	0%	0%	0%
High Yield Municipal Bond Fund	0%	0%	0%	0%
Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Inflation Protected Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	26,834	0	565	0
Limited Term Municipal Bond Fund	39,047	0	565	0
High Yield Municipal Bond Fund	53,877	0	565	0
Intermediate Duration Municipal Bond Fund	40,140	0	565	0
Inflation Protected Municipal Bond Fund [5]	22,521	0	0	0

Total	$182,419	$0	$2,260	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on March 8, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0%	0%	0%	0%
Limited Term Municipal Bond Fund	0%	0%	0%	0%
High Yield Municipal Bond Fund	0%	0%	0%	0%
Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Inflation Protected Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	580	0	0	580
Limited Term Municipal Bond Fund	580	0	0	580
High Yield Municipal Bond Fund	580	0	0	580
Intermediate Duration Municipal Bond Fund	580	0	0	580
Inflation Protected Municipal Bond Fund	0	0	0	0

Total	$2,320	$0	$0	$2,320

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended April 30, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	565	0	0	565
Limited Term Municipal Bond Fund	565	0	0	565
High Yield Municipal Bond Fund	565	0	0	565
Intermediate Duration Municipal Bond Fund	565	0	0	565
Inflation Protected Municipal Bond Fund [1]	0	0	0	0

Total	$2,260	$0	$0	$2,260

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on March 8, 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 9, 2012